                              --------------------


                                  SEMI-ANNUAL
                                     REPORT

                                   PORTFOLIOS
                                   A, B AND C


                              --------------------









                           NICHOLAS|APPLEGATE-Registered Trademark- MUTUAL FUNDS


                                                              SEPTEMBER 30, 1996

NICHOLAS|APPLEGATE-Registered Trademark- MUTUAL FUNDS
--------------------------------------------------------------------------------
600 West Broadway
San Diego, California 92101
800-551-8043



TRUSTEES OF NICHOLAS-APPLEGATE MUTUAL FUNDS
Fred C. Applegate, Chairman
Dr. Arthur B. Laffer
Charles E. Young


TRUSTEES OF NICHOLAS-APPLEGATE INVESTMENT TRUST
Arthur E. Nicholas, Chairman
Dann V. Angeloff
Walter A. Auch
Theodore J. Coburn
Darlene T. DeRemer
George F. Keane


OFFICERS
John D. Wylie, President
Peter J. Johnson, Vice President
Thomas Pindelski, Treasurer
E. Blake Moore, Jr., Secretary


INVESTMENT MANAGER
Nicholas-Applegate Capital Management


DISTRIBUTOR
Nicholas-Applegate Securities


CUSTODIAN
PNC Bank


TRANSFER AGENT
State Street Bank & Trust Company

TABLE OF CONTENTS
             -------------------------------------------------------------------

                                                                            PAGE
Letter to Shareholders....................................................    1
Organization..............................................................    2
Capital Markets Review....................................................    3
Long-Term View of the U.S. Equity and Bond Markets........................    4
Portfolio Managers' Roundtable Discussion.................................    6
The Portfolios' Review and Outlook, Performance, and the Funds' Schedules
 of Investments
  Emerging Growth.........................................................    9
  Core Growth.............................................................   17
  Income & Growth.........................................................   21
  Balanced Growth.........................................................   26
  Government Income.......................................................   32
  Money Market............................................................   35
  Emerging Countries......................................................   37
  International Growth....................................................   43
  Worldwide Growth........................................................   49
The Portfolios'
  Financial Highlights....................................................   56
  Statements of Assets and Liabilities....................................   62
  Statements of Operations................................................   68
  Statements of Changes in Net Assets.....................................   74
  Notes to the Financial Statements.......................................   85
Notes to the Funds' Financial Statements..................................   98

------------
This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus for Nicholas-Applegate Series A, B and C Portfolios. Distributor: Nicholas-Applegate Securities.

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
LETTER TO SHAREHOLDERS
             -------------------------------------------------------------------

DEAR FELLOW SHAREHOLDER:

  We are in the midst of the longest bull market in this century. U.S. stocks have been on an uptrend for the past 14 years and 1996 has seen the largest inflow of capital into mutual funds of any year in history.

  Investors are doing an excellent job of educating themselves. More individuals today are taking a harder look at their financial planning needs than ever before. We're seeing people in their 20's and early 30's saving more, on a percentage basis, than previous generations at that stage of life. As our population is aging it is preparing for a longer life span. There is a compounding awareness that simple savings rates are insufficient not only for baby boomers heading into prime earning years, but also for those in semi-retirement or fully retired.

  Before we experienced a sharp-but-shortlived market downturn last summer, many Wall Street experts suggested investors would be lulled into a false sense of security as the market marched higher. Those investors, conventional wisdom held, would pull out of the market at the first sign of a setback. What we saw in July, however, were relatively calm investors who did not rush to sell when the market dipped or when reports of a likely increase in interest rates rippled through markets.

  In fact, much of the volatile activity last summer was created by larger institutions, not the retail sector. What we learned from this was that individual investors are savvy, well educated and more inclined to think and act long-term with their investing capital.

  That's great news to us. At Nicholas-Applegate, our goal is to deliver GROWTH OVER TIME-REGISTERED TRADEMARK- to our shareholders. Whether it's through our portfolios of small or large company stocks, government or corporate bonds, or investments here or abroad, we help you build your portfolio one security at a time. We welcome a partnership with you that enables you to achieve your goals.

  We thank you for selecting Nicholas-Applegate Mutual Funds and look forward to serving you in the future.

Sincerely,

               [SIG]

John D. Wylie
President
Nicholas-Applegate Mutual Funds

--------------------------------------------------------------------------------

ORGANIZATION
-------------------------------------------------------------------

  Nicholas-Applegate Mutual Funds (the "Trust") is organized as a diversified, open-end management investment company which offers 46 separate series comprised of Portfolios A, with an initial sales charge, B, with a contingent deferred sales charge, C, with a level asset-based sales charge, Institutional, with no load, and Qualified, with no load (each a "Portfolio" and collectively the "Portfolios"). The Portfolios of the Trust seek to achieve their respective investment objectives by investing all of their assets in corresponding series of Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified, open-end management investment company offering 15 investment vehicles (the "Funds"). As of September 30, 1996, the Funds and corresponding Portfolios are as follows:

                                                                         INCLUDED
                                                                            IN       INCLUDED IN
          FUNDS OF THE                       PORTFOLIOS OF                 THIS        ANOTHER
          MASTER TRUST                         THE TRUST                  REPORT       REPORT
--------------------------------  ------------------------------------  ----------  -------------
Mini Cap Growth                   Mini Cap Growth Institutional                           x
Emerging Growth                   Emerging Growth A                         x
                                  Emerging Growth B                         x
                                  Emerging Growth C                         x
                                  Emerging Growth Institutional                           x
                                  Emerging Growth Qualified                               x
Core Growth                       Core Growth A                             x
                                  Core Growth B                             x
                                  Core Growth C                             x
                                  Core Growth Institutional                               x
                                  Core Growth Qualified                                   x
Income & Growth                   Income & Growth A                         x
                                  Income & Growth B                         x
                                  Income & Growth C                         x
                                  Income & Growth Institutional                           x
                                  Income & Growth Qualified                               x
Balanced Growth                   Balanced Growth A                         x
                                  Balanced Growth B                         x
                                  Balanced Growth C                         x
                                  Balanced Growth Institutional                           x
                                  Balanced Growth Qualified                               x
Value                             Value Institutional                                     x
Government Income                 Government Income A                       x
                                  Government Income B                       x
                                  Government Income C                       x
                                  Government Income Qualified                             x
Money Market                      Money Market Portfolio                    x
Emerging Countries                Emerging Countries A                      x
                                  Emerging Countries B                      x
                                  Emerging Countries C                      x
                                  Emerging Countries Institutional                        x
                                  Emerging Countries Qualified                            x
International Growth              International Growth A                    x
                                  International Growth B                    x
                                  International Growth C                    x
                                  International Growth Institutional                      x
                                  International Growth Qualified                          x
Worldwide Growth                  Worldwide Growth A                        x
                                  Worldwide Growth B                        x
                                  Worldwide Growth C                        x
                                  Worldwide Growth Institutional                          x
                                  Worldwide Growth Qualified                              x
Fully Discretionary Fixed Income  Fully Discretionary Institutional                       x
Short-Intermediate Fixed Income   Short-Intermediate Institutional                        x
Strategic Income                  Strategic Income Institutional                          x
High Yield Bond                   High Yield Bond Institutional                           x

--------------------------------------------------------------------------------

CAPITAL MARKETS REVIEW
             -------------------------------------------------------------------

  The U.S. stock market continued its broad advance through September 1996, with large and small company stocks delivering solid returns despite a brief midsummer dip in prices. In the six-month period from April 1 through September 30, domestic markets favored large company stocks over small company stocks, and bond market returns trailed those of equities.

  The Standard & Poor's 500 Index, a measure of large company stock performance, returned 7.7% for the period while the Russell 2000 Index, which measures the returns of smaller companies, returned 5.4%. Energy, technology, capital goods, and consumer durables stocks were among the best performing domestic issues during the period. Transportation and utility companies' shares performed poorly relative to other sectors.

  There was lingering uncertainty throughout the period over whether the Federal Reserve Board would raise interest rates. Bond prices fell and yields rose on news of continued job creation, a development many analysts saw as adding to inflationary pressures in the economy. But despite continued economic growth, prices remained stable and bonds bounced back toward the end of the period.

  International company stocks trailed domestic market measures in the period, as evidenced by returns for Morgan Stanley Capital International's Europe, Australasia, and Far East Index, or EAFE-Registered Trademark-. Individual country averages showed signs of strength, especially in Northern Europe and Latin America. Stocks in Germany, the United Kingdom, and Mexico reached record highs.

                                 INDEX RETURNS*
                               4/1/96 -- 9/30/96

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

S&P 500 Large Company Stocks                7.7
S&P 400 Mid-Size Company Stocks             5.7
Russell 2000 Small Company Stocks           5.4
MSCI EAFE Foreign Stocks                    1.3
IFC Investable Developing Countries         2.0

  Stable interest rates, a strong dollar, and good corporate earnings favored domestic stocks over international stocks through most of the period. Some of the world's best performing markets were in emerging market countries, including Mexico, Brazil, Hungary, and other Latin American and Eastern European nations. However, emerging market performance was irregular and declines in some Asian markets led to more moderate returns for broad global measures of emerging country performance, such as the IFC Investable Index.

  Increased political stability, advanced communications, and new technologies are creating a closer global community and economy. This facilitates international commerce and is creating dynamic new investment opportunities. We believe this bodes well for investors generally and for those availing themselves of our bottom-up style of investing specifically. We continue to seek and find securities throughout the world that we believe are worthy of your investment. We are upbeat about the outlook for both domestic and international markets.

------------
  * Index returns reflect reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing. Past performance is no indication of future performance.

--------------------------------------------------------------------------------

LONG-TERM VIEW OF THE U.S. EQUITY AND BOND MARKETS
             -------------------------------------------------------------------
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                          LARGE COMPANY STOCK     SMALL COMPANY STOCK      LONG-TERM GOVERNMENT BONDS
1925                                                      1.000                   1.000                           1.000
1926                                                      1.116                   1.003                           1.078
1927                                                      1.535                   1.224                           1.174
1928                                                      2.204                   1.710                           1.175
1929                                                      2.016                   0.832                           1.215
1930                                                      1.516                   0.515                           1.272
1931                                                      0.859                   0.259                           1.204
1932                                                      0.789                   0.245                           1.407
1933                                                      1.214                   0.594                           1.406
1934                                                      1.197                   0.738                           1.547
1935                                                      1.767                   1.035                           1.624
1936                                                      2.367                   1.705                           1.746
1937                                                      1.538                   0.716                           1.750
1938                                                      2.016                   0.951                           1.847
1939                                                      2.008                   0.954                           1.957
1940                                                      1.812                   0.905                           2.076
1941                                                      1.602                   0.823                           2.096
1942                                                      1.927                   1.190                           2.163
1943                                                      2.427                   2.242                           2.208
1944                                                      2.906                   3.446                           2.270
1945                                                      3.965                   5.983                           2.514
1946                                                      3.645                   5.287                           2.511
1947                                                      3.853                   5.335                           2.445
1948                                                      4.065                   5.223                           2.529
1949                                                      4.829                   6.254                           2.692
1950                                                      6.360                   8.677                           2.693
1951                                                      7.888                   9.355                           2.587
1952                                                      9.336                   9.638                           2.617
1953                                                      9.244                   9.013                           2.713
1954                                                     14.106                  14.473                           2.907
1955                                                     18.561                  17.431                           2.870
1956                                                     19.778                  18.177                           2.710
1957                                                     17.646                  15.529                           2.912
1958                                                     25.298                  25.605                           2.734
1959                                                     28.322                  29.804                           2.673
1960                                                     28.455                  28.823                           3.041
1961                                                     36.106                  38.072                           3.070
1962                                                     32.954                  33.540                           3.282
1963                                                     40.469                  41.444                           3.322
1964                                                     47.139                  51.193                           3.438
1965                                                     53.008                  72.567                           3.463
1966                                                     47.674                  67.479                           3.589
1967                                                     59.104                 123.670                           3.259
1968                                                     65.642                 168.429                           3.251
1969                                                     60.059                 126.233                           3.086
1970                                                     62.465                 104.226                           3.460
1971                                                     71.406                 121.423                           3.917
1972                                                     84.956                 126.807                           4.140
1973                                                     72.500                  87.618                           4.094
1974                                                     53.311                  70.142                           4.272
1975                                                     73.144                 107.189                           4.665
1976                                                     90.584                 166.691                           5.447
1977                                                     84.077                 211.500                           5.410
1978                                                     89.592                 261.120                           5.346
1979                                                    106.113                 374.614                           5.280
1980                                                    140.514                 523.992                           5.071
1981                                                    133.616                 596.717                           5.166
1982                                                    162.223                 763.829                           7.251
1983                                                    198.745                1066.828                           7.298
1984                                                    211.199                 995.680                           8.427
1985                                                    279.117                1241.234                          11.037
1986                                                    330.671                1326.275                          13.745
1987                                                    347.967                1202.966                          13.372
1988                                                    406.458                1478.135                          14.665
1989                                                    534.455                1628.590                          17.322
1990                                                    517.499                1277.449                          18.392
1991                                                    675.592                1847.629                          21.942
1992                                                    727.412                2279.039                          23.709
1993                                                    800.078                2757.147                          28.034
1994                                                    810.538                2842.773                          25.856
1995                                                   1113.918                3822.398                          34.044
1996                                                    1265.04                 4359.05                           32.14
                                            Large Company Stock     Small Company Stock      Long-Term Government Bonds
Cumulative                                             1,265.04                4,359.05                           32.14
The Growth of $1.00 Invested at
Year-end 1925 through September 1996
Source: Ibbotson Associates

                                         TREASURY BILLS  INFLATION
1925                                              1.000       1.000
1926                                              1.033       0.985
1927                                              1.065       0.965
1928                                              1.103       0.955
1929                                              1.155       0.957
1930                                              1.183       0.899
1931                                              1.196       0.814
1932                                              1.207       0.730
1933                                              1.211       0.734
1934                                              1.213       0.749
1935                                              1.215       0.771
1936                                              1.217       0.780
1937                                              1.221       0.804
1938                                              1.221       0.782
1939                                              1.221       0.778
1940                                              1.221       0.786
1941                                              1.222       0.862
1942                                              1.225       0.942
1943                                              1.229       0.972
1944                                              1.233       0.993
1945                                              1.237       1.015
1946                                              1.242       1.199
1947                                              1.248       1.307
1948                                              1.258       1.343
1949                                              1.272       1.318
1950                                              1.287       1.395
1951                                              1.306       1.477
1952                                              1.328       1.490
1953                                              1.352       1.499
1954                                              1.364       1.492
1955                                              1.385       1.497
1956                                              1.419       1.540
1957                                              1.464       1.587
1958                                              1.486       1.615
1959                                              1.530       1.639
1960                                              1.571       1.663
1961                                              1.604       1.674
1962                                              1.648       1.695
1963                                              1.700       1.723
1964                                              1.760       1.743
1965                                              1.829       1.777
1966                                              1.916       1.836
1967                                              1.997       1.892
1968                                              2.101       1.981
1969                                              2.239       2.102
1970                                              2.385       2.218
1971                                              2.490       2.292
1972                                              2.585       2.371
1973                                              2.764       2.579
1974                                              2.986       2.894
1975                                              3.159       3.097
1976                                              3.319       3.246
1977                                              3.489       3.465
1978                                              3.740       3.778
1979                                              4.128       4.281
1980                                              4.592       4.812
1981                                              5.267       5.242
1982                                              5.822       5.445
1983                                              6.335       5.652
1984                                              6.959       5.875
1985                                              7.496       6.097
1986                                              7.958       6.166
1987                                              8.393       6.438
1988                                              8.926       6.722
1989                                              9.673       7.034
1990                                             10.429       7.464
1991                                             11.012       7.693
1992                                             11.398       7.916
1993                                             11.728       8.133
1994                                             12.186       8.351
1995                                             12.868       8.563
1996                                              13.36       8.790
                                         Treasury Bills   Inflation
Cumulative                                        13.36        8.79
The Growth of $1.00 Invested at
Year-end 1925 through September 1996
Source: Ibbotson Associates

IBBOTSON ASSOCIATES GROWTH OF $1.00 CHART

SMALL COMPANY STOCK

    Small Company Stocks data represents the smallest one-fifth of NYSE stocks from 1/1/26 through 12/31/81 and Dimensional Fund Advisors ("DFA") Small Company Fund thereafter, with all income dividends and capital gains distributions, if any, reinvested.

LARGE COMPANY STOCK

    Large Company Stocks data represents the Standard & Poor's 500 Index which contains 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

LONG-TERM GOVERNMENT BONDS

    Long Term Government Bond data is based on a one bond portfolio whose rolling approximate maturity is twenty years.

TREASURY BILLS

    Treasury bill data is measured by a portfolio having a minimum maturity of one month.

INFLATION

    The Consumer Price Index is a measure of change in consumer prices as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Many pension and employment contracts are tied to changes in consumer prices, as protection against inflation and reduced purchasing power.

  Each equity and bond index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing (except for the DFA Small Company Fund's returns which are net of transaction costs). All results are historical.

  Past performance is no guarantee of future performance of any index or Nicholas-Applegate Mutual Funds.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

PORTFOLIO MANAGERS' ROUNDTABLE DISCUSSION
             -------------------------------------------------------------------

     [PHOTO]               [PHOTO]                    [PHOTO]                    [PHOTO]
Catherine Somhegyi         Larry Speidell, CFA        Fred Robertson             Doug Forsyth, CFA,
Partner, Chief Investment  Partner, Director of       Partner, Chief Investment  Portfolio Manager,
Officer, Global Equity     Global/Systematic          Officer, Fixed Income      Fixed Income Investments
Management                 Portfolio Management and   Management
                           Research

  Nicholas-Applegate brought together the panel of investment professionals above to review this year's activities in the world's capital markets and in the Nicholas-Applegate Mutual Funds.

Q: CATHERINE, U.S. STOCKS HAVE CONTINUED TO DELIVER SOLID RETURNS IN 1996 AND MANY FOREIGN STOCKS SEEM TO BE JOINING THE RALLY. WHAT FORCES HAVE BEEN DRIVING THE MARKET HERE AND ABROAD?

A: CATHERINE: Strong fundamentals in U.S. stocks and a benign interest rate environment are two of the major factors contributing to the strong performance of domestic stocks. The markets experienced strong capital flows into mutual funds. For international stocks, a friendly interest rate environment, and lower inflation rates in some of the larger developed markets, such as Germany and Northern Europe, have contributed to a favorable environment for both stock and bond markets. We're positive on Australia, Canada, The Netherlands, Norway and New Zealand. Latin America is offering strong companies with solid fundamentals. In the Asian markets, even though a few countries have underperformed, we are positive about Malaysia, Indonesia and Hong Kong -- which have proven to be strong.

Q: WHERE ARE YOU FINDING YOUR GREATEST BUYING OPPORTUNITIES?

A: LARRY: Well, bear in mind that we pick stocks, not markets or sectors. We look for companies that are benefiting from positive change that is both timely and sustainable. Because of this, we can and do find success in many industries and sectors and we can sometimes earn gains in markets that are declining. In our Emerging Countries Fund, for example, we delivered impressive gains from the Fund's investments in Thailand from April through September even though that market fell during the period. In our International Growth and Worldwide Growth Fund we are finding many exciting opportunities in Europe, especially Northern European markets.

A: CATHERINE: In our domestic funds we were especially successful with our stock picks in the technology, retail, and consumer services areas. We found some excellent growing companies among software developers and specialty retailers. But I want to reinforce what Larry said. We are constantly looking for healthy, growing companies in all

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     [PHOTO]               [PHOTO]
Pedro Marcal               Maren Lindstrom
Portfolio Manager,         Portfolio Manager,
Emerging Countries Fund    Income & Growth Fund

industries and sectors. And we base our buying and selling decisions on the merits of the individual companies not on the economic outlook.

Q: WHY SHOULD INVESTORS DIVERSIFY THEIR PORTFOLIO
INTO FOREIGN STOCKS WHEN DOMESTIC ISSUES HAVE DONE SO WELL IN RECENT YEARS?

A: LARRY:  One reason
to invest internationally is precisely because domestic markets have done so well relative to international markets in recent years. Historically, domestic and international markets have been subject to cycles of outperformance. For a period of years, domestic investments would outperform international investments and then the pattern would be reversed. Asset allocation plans attempt to take advantage of these cycles. Over the last 25 years, for example, disciplined investors who diversified investments between domestic and foreign stocks generally enjoyed higher returns with less fluctuation in their portfolios than purely domestic investors. Of course international investing carries certain risks not found in domestic investing, such as those posed by political and currency issues, and these risks are intensified in emerging markets.

  Another reason to diversify into international investing is to gain exposure to more of the world's opportunities and to some of its fastest growing markets and companies. Rather than asking themselves why they should venture into international investing, I recommend that investors ask why they should limit themselves to domestic investments. Instead, why not strive to own more of the best companies in the world?

Q: THE EMERGING COUNTRIES PORTFOLIOS HAVE DONE ESPECIALLY WELL. WHAT FACTORS CONTRIBUTED TO THIS SUPERIOR PERFORMANCE?

A: PEDRO: Excellent stock selection has been the major factor contributing to the success of our Emerging Countries Fund. It continues to benefit from some of the world's most dynamic companies located in Asia, Eastern Europe, Latin America, Africa and the Middle East. Because rapid changes are taking place in these regions and countries, we believe the best investments are in those companies that are able to take advantage of the opportunities the growth provides. Some of our successful investments were in Israeli technology, Brazilian retail, and Chinese consumer companies. We have also added value through our stock selection decisions in countries where the market has underperformed, such as Thailand. Some of the world's most dynamic companies -- those that are adapting to and managing change -- are based in emerging countries, which are among the fastest growing in the world economy.

Q: NICHOLAS-APPLEGATE STATES THAT IT MANAGES PORTFOLIOS BY MANAGING INFORMATION. WHAT TYPE OF INFORMATION ARE YOU LOOKING FOR, HOW DO YOU FIND IT, AND HOW DO YOU ANALYZE IT?

A: CATHERINE: We are constantly researching companies that are poised for rapid growth. To support our fundamental research, we have established a worldwide network of experienced research analysts that provide us with timely information and insight.

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS' ROUNDTABLE DISCUSSION -- CONCLUDED
--------------------------------------------------------------------------------

We draw from powerful internal research tools, including a sophisticated database and computer system that evaluate and rank companies worldwide. Our investment teams draw from these resources and from each other. Team members work in close proximity, creating an environment that provides a constant flow and exchange of information so we are able to make well-timed decisions. These resources, coupled with our highly-disciplined technology, enable us to search worldwide for companies that meet our stringent criteria.

A: MAREN: The information we look for in managing the Income & Growth Fund is the same as in our stock portfolios except that we are focusing on investments in convertible securities, mostly corporate bonds or preferred stocks that can be converted to common stocks.

  Just as in our stock
portfolios, we use a bottom-up approach to investing in convertibles. We look at the fundamentals of the companies, building our portfolios on company-by-company basis.

  Our objective is to deliver superior risk-adjusted returns. Once we find companies that meet our underlying equity criteria, we look to invest in convertible securities of companies that we believe will provide 80% to 100% of the upside performance of the stock, with only 40 to 50% of the downside performance. In managing the portfolio, we leverage information from our domestic and international equity teams, our high-yield bond team, and our systematic team to deliver a lower risk approach to small- and mid-cap equity investing.

Q: WHAT FORCES HAVE BEEN BEHIND THIS YEAR'S RATHER SLUGGISH BOND MARKET AND HOW HAVE YOU ADJUSTED THE GOVERNMENT INCOME AND BALANCED GROWTH FUNDS IN RESPONSE? WHAT IS YOUR TEAM'S OUTLOOK FOR THESE AREAS OF THE BOND MARKET?

A: DOUG: Fixed income investors realized early in 1996 that the economic contraction witnessed in 1995 was unlikely to continue into the second quarter. Surprisingly strong employment reports shook the bond market, sending interest rates higher and bond prices down. In the second quarter Gross Domestic Product or GDP, the primary measure of the economy's output, rose to 4.7% and the outlook for a Federal Reserve interest rate hike was likely. Our portfolios were positioned to perform well in a moderate growth-low inflationary environment by maintaining a duration slightly longer than the Lehman Brothers Government/Corporate Index. Although this strategy proved untimely in the second quarter, it proved beneficial in the third quarter, when the economy returned to a slower growth trend (2.2% GDP) and rates fell. In the Balanced Growth Fund, we included corporate bonds to add diversification and yield in this historically low market interest rate environment.

A: FRED: In the fourth quarter we expect to see continuation of moderate economic growth and by that we mean continued low inflation is likely. Consumer behavior will be the major factor over the coming months as the ability to spend will be tested. Continued low inflation is a long term positive for the bond market.

Q: HOW DO YOU DETERMINE WHAT PERCENTAGE OF THE PORTFOLIOS TO INVEST IN INDIVIDUAL COUNTRIES AND INDUSTRIES? AND WHY DO YOU SELECT A DIFFERENT PERCENTAGE FROM THE BENCHMARK INDEXES?

A: LARRY: Basically, we let the stocks tell us where to invest around the world. Most of our currency exposures are based on our bottom-up stock picking approach, but we do consider changes in the economic and political environment in each country. If we do not find attractive stocks, we will not own companies located in a country; whereas in countries where attractive stocks are plentiful, they are overweighted. We look for growing companies in the U.S. and abroad that offer excellent investment opportunities.

--------------------------------------------------------------------------------

EMERGING GROWTH FUND
PORTFOLIOS A, B & C
-------------------------------------------------------------------

                                MANAGEMENT TEAM

                               Catherine Somhegyi
                       Partner, Chief Investment Officer,
                            Global Equity Management
                                 John C. McCraw
                               Portfolio Manager
                               Thomas E. Bleakley
                               Portfolio Manager
                              Ronald J. Krystyniak
                               Investment Analyst

  GOAL: The Nicholas-Applegate Emerging Growth Fund seeks to maximize long-term capital appreciation through investment primarily in the U.S. equity securities of companies with market capitalizations below $500 million.

  REVIEW AND OUTLOOK: The Emerging Growth Portfolios delivered substantial returns to shareholders over the period, from April 1 through September 30, 1996. Excellent stock selection decisions in the technology and commercial/industrial services sectors contributed to the Fund's advance. For example, Portfolio C shares returned 11.9% for the period, more than twice the 4.9% gain of the benchmark Russell 2000 Growth Index.

  Among technology stocks, a top performer was Rational Software, a developer of database management systems and tools software. The company's shares appreciated sharply in the period due in part to important agreements with Microsoft and the anticipated release of future products. Another top-performing technology holding was Saville Systems, a leading supplier of customized mid-range computer billing and customer-care software systems for telecommunications service providers. The company has been improving earnings and earnings estimates due to additional signed contracts with three new carriers and an expanded relationship with AT&T. The earnings of two of our holdings, Software 2000, Inc. and Theratech, Inc. did not meet our expectations. We sold Software 2000 shares due to concerns over licensing revenues. We sold shares of Theratech, a manufacturer of testosterone patches, because of marketing difficulties.

  Our growth style of investing continues to be compatible with the current market environment. Stable economic conditions in the United States and increasingly favorable conditions abroad are providing an excellent operating environment for dynamic small companies. We seek out and invest in companies that we believe will continue to benefit from change and grow earnings as a result. We believe long-term investors will continue to achieve growth of capital from their investments in these types of companies through the Emerging Growth Portfolios.

                            REPRESENTATIVE HOLDINGS

                            Rational Software Corp.
                           Wolverine World Wide, Inc.
                                    S3, Inc.
                          American Radio Systems Corp.
                           Oregon Metallurgical Corp.
                          Saville Systems Ireland PLC
                             Rainforest Cafe, Inc.
                          Ethan Allen Interiors, Inc.
                          Medicis Pharmaceutical Corp.
                           Insight Enterprises, Inc.

--------------------------------------------------------------------------------

EMERGING GROWTH PORTFOLIOS
-------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUALIZED TOTAL RETURNS AS OF 09/30/96
1 Year                                                         5 Years                     10 Years
17.18%                                                          15.54%                       15.56%
                                           Emerging Growth Portfolio A    Russell 2000 Growth Index
7/31/85                                                        $ 9,475                     $ 10,000
9/30/85                                                          8,929                        9,134
12/31/85                                                        10,520                       10,697
3/31/86                                                         12,128                       12,282
6/30/86                                                         13,274                       13,086
9/30/86                                                         10,741                       10,960
12/31/86                                                        11,111                       11,080
3/31/87                                                         13,526                       14,093
6/30/87                                                         13,505                       13,897
9/30/87                                                         14,248                       14,348
12/31/87                                                        10,606                        9,919
3/31/88                                                         12,508                       11,647
6/30/88                                                         13,613                       12,386
9/30/88                                                         13,304                       12,045
12/31/88                                                        13,373                       11,940
3/31/89                                                         14,824                       12,826
6/30/89                                                         15,463                       13,656
9/30/89                                                         17,311                       14,877
12/31/89                                                        16,934                       14,348
3/31/90                                                         17,203                       13,967
6/30/90                                                         18,278                       14,848
9/30/90                                                         14,045                       10,974
12/31/90                                                        15,404                       11,850
3/31/91                                                         20,246                       15,470
6/30/91                                                         19,167                       14,934
9/30/91                                                         22,112                       16,545
12/31/91                                                        23,886                       17,916
3/31/92                                                         23,825                       18,406
6/30/92                                                         21,140                       16,195
9/30/92                                                         22,381                       16,509
12/31/92                                                        26,733                       19,308
3/31/93                                                         26,523                       18,962
6/30/93                                                         27,425                       19,507
9/30/93                                                         30,867                       21,327
12/31/93                                                        30,796                       21,887
3/31/94                                                         28,909                       20,997
6/30/94                                                         26,735                       19,679
9/30/94                                                         29,506                       21,514
12/31/94                                                        29,554                       21,355
3/31/95                                                         31,203                       22,526
6/30/95                                                         34,715                       24,761
9/30/95                                                         38,944                       27,576
12/31/95                                                        39,860                       27,988
3/31/96                                                         42,899                       29,596
6/30/96                                                         46,918                       31,325
9/30/96                                                         48,163                       31,057

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUALIZED TOTAL RETURNS AS OF 09/30/96
1 Year                                                         5 Years                     10 Years
16.42%                                                          15.50%                       15.38%
                                           Emerging Growth Portfolio B    Russell 2000 Growth Index
7/31/85                                                        $10,000                      $10,000
9/30/85                                                          9,413                        9,134
12/31/85                                                        11,074                       10,697
3/31/86                                                         12,746                       12,282
6/30/86                                                         13,929                       13,086
9/30/86                                                         11,251                       10,960
12/31/86                                                        11,619                       11,080
3/31/87                                                         14,124                       14,093
6/30/87                                                         14,079                       13,897
9/30/87                                                         14,830                       14,348
12/31/87                                                        11,019                        9,919
3/31/88                                                         12,975                       11,647
6/30/88                                                         14,099                       12,386
9/30/88                                                         13,757                       12,045
12/31/88                                                        13,805                       11,940
3/31/89                                                         15,279                       12,826
6/30/89                                                         15,912                       13,656
9/30/89                                                         17,786                       14,877
12/31/89                                                        17,370                       14,348
3/31/90                                                         17,618                       13,967
6/30/90                                                         18,689                       14,848
9/30/90                                                         14,335                       10,974
12/31/90                                                        15,697                       11,850
3/31/91                                                         20,601                       15,470
6/30/91                                                         19,471                       14,934
9/30/91                                                         22,427                       16,545
12/31/91                                                        24,188                       17,916
3/31/92                                                         24,087                       18,406
6/30/92                                                         21,336                       16,195
9/30/92                                                         22,553                       16,509
12/31/92                                                        26,897                       19,308
3/31/93                                                         26,643                       18,962
6/30/93                                                         27,504                       19,507
9/30/93                                                         30,908                       21,327
12/31/93                                                        30,788                       21,887
3/31/94                                                         28,826                       20,997
6/30/94                                                         26,601                       19,679
9/30/94                                                         29,326                       21,514
12/31/94                                                        29,283                       21,355
3/31/95                                                         30,888                       22,526
6/30/95                                                         34,287                       24,761
9/30/95                                                         38,402                       27,576
12/31/95                                                        39,210                       27,988
3/31/96                                                         42,139                       29,596
6/30/96                                                         45,951                       31,325
9/30/96                                                         47,062                       31,057

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUALIZED TOTAL RETURNS AS OF 9/30/96
1 Year                                                        5 Years                     10 Years
22.87%                                                         16.11%                       15.45%
                                          Emerging Growth Portfolio C    Russell 2000 Growth Index
7/31/85                                                      $ 10,000                     $ 10,000
9/30/85                                                         9,413                        9,134
12/31/85                                                       11,074                       10,697
3/31/86                                                        12,746                       12,282
6/30/86                                                        13,929                       13,086
9/30/86                                                        11,251                       10,960
12/31/86                                                       11,619                       11,080
3/31/87                                                        14,124                       14,093
6/30/87                                                        14,079                       13,897
9/30/87                                                        14,830                       14,348
12/31/87                                                       11,019                        9,919
3/31/88                                                        12,975                       11,647
6/30/88                                                        14,099                       12,386
9/30/88                                                        13,757                       12,045
12/31/88                                                       13,805                       11,940
3/31/89                                                        15,279                       12,826
6/30/89                                                        15,912                       13,656
9/30/89                                                        17,786                       14,877
12/31/89                                                       17,370                       14,348
3/31/90                                                        17,618                       13,967
6/30/90                                                        18,689                       14,848
9/30/90                                                        14,335                       10,974
12/31/90                                                       15,697                       11,850
3/31/91                                                        20,601                       15,470
6/30/91                                                        19,471                       14,934
9/30/91                                                        22,427                       16,545
12/31/91                                                       24,188                       17,916
3/31/92                                                        24,087                       18,406
6/30/92                                                        21,336                       16,195
9/30/92                                                        22,553                       16,509
12/31/92                                                       26,897                       19,308
3/31/93                                                        26,643                       18,962
6/30/93                                                        27,504                       19,507
9/30/93                                                        30,908                       21,327
12/31/93                                                       30,787                       21,887
3/31/94                                                        28,828                       20,997
6/30/94                                                        26,631                       19,679
9/30/94                                                        29,354                       21,514
12/31/94                                                       29,330                       21,355
3/31/95                                                        30,954                       22,526
6/30/95                                                        34,393                       24,761
9/30/95                                                        38,525                       27,576
12/31/95                                                       39,367                       27,988
3/31/96                                                        42,296                       29,596
6/30/96                                                        46,185                       31,325
9/30/96                                                        47,337                       31,057

The graphs compare a $10,000 investment in the Emerging Growth Portfolio A (front load), the Emerging Growth Portfolio B (back-end load) and the Emerging Growth Portfolio C (level load) with a similar investment in the Russell 2000 Growth Index, on a cumulative and average annual total return basis. Returns reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance figures include the maximum applicable sales charge of 5.25% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 Plan which commenced at inception of each share class.

Performance results reflect the total returns of a predecessor limited partnership and a pooled trust managed by Nicholas-Applegate Capital Management prior to the effective date of the Portfolio's registration statement which was 10/1/93. Limited partnership/pooled trust returns are restated to reflect all fees and expenses applicable to each share class. If the limited partnership and pooled trust had been registered as investment companies under federal securities laws, their performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

Total returns reflect the fact that fees and expenses in excess of certain expense limitations specified in the investment management agreement have been deferred by the Adviser. Total return results would have been lower had there been no deferral.

The Russell 2000 Growth Index is an unmanaged index comprised of stocks of smaller U.S. companies with greater-than-average growth orientation and represents the universe of stocks that generally have higher price-to-book and price-earnings ratios. Its returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no indication of future performance. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK -- 94.7%
---------------------------------------------------------

ADVERTISING -- 1.7%
  CKS Group*.................................       78,500      $  1,854,562
  Eagle River Interactive, Inc.*.............       37,800           387,450
  Ha-Lo Industries, Inc.*....................       24,900           722,100
  Lamar Advertising Co.*.....................       61,000         2,531,500
  National Media Corp.*......................       17,000           252,875
  Outdoor Systems, Inc.*.....................       23,850         1,120,950
  Universal Outdoor Holdings, Inc.*..........       71,000         2,556,000
                                                                ------------
                                                                   9,425,437
                                                                ------------
AGRICULTURE -- 0.3%
  Dekalb Genetics Corp. Class B..............       51,200         1,740,800
                                                                ------------
AIR FREIGHT/SHIPPING -- 0.1%
  Airnet Systems, Inc.*......................       36,600           521,550
                                                                ------------
AIRLINES -- 0.1%
  Midwest Express Holdings, Inc.*............       22,400           669,200
                                                                ------------
ALCOHOLIC BEVERAGES -- 0.2%
  Mondavi Robert Corp.*......................       35,500         1,162,625
                                                                ------------
APPAREL -- 3.3%
  Cole Kenneth Productions, Inc.*............      104,000         1,963,000
  Donnkenny, Inc.*...........................       89,000         1,524,125
  Genesco, Inc.*.............................       27,600           258,750
  Nautica Enterprises, Inc.*.................      136,350         4,397,287
  St. John Knits, Inc........................       48,000         2,406,000
  Stein Mart, Inc.*..........................       93,500         2,068,688
  Vans, Inc.*................................       97,300         1,860,863
  Wolverine Worldwide, Inc...................      198,300         5,502,825
                                                                ------------
                                                                  19,981,538
                                                                ------------
BEVERAGES/SOFT DRINKS -- 0.3%
  Cott Corp..................................      244,500         1,849,031
                                                                ------------
BIOTECHNOLOGY -- 2.8%
  Advanced Techonology Labs, Inc.*...........       51,900         1,660,800
  Biopsys Medical, Inc.*.....................        9,500           140,125
  Depotech Corp.*............................       20,000           345,000
  Endovascular Technology, Inc.*.............       47,200           566,400
  Guilford Pharmaceuticals, Inc.*............       25,000           687,500
  Martek Biosciences Corp.*..................       63,600         1,590,000
  Matritech, Inc.*...........................       30,000           388,125
  Mentor Corp................................      129,800         3,569,500
  Neurex Corp.*..............................      108,300         2,071,237
  Neurogen Corp.*............................       35,000           883,750
  Nexstar Pharmaceuticals, Inc.*.............       50,000         1,050,000
  Pharmaceutical Product Development,
    Inc.*....................................       14,054           379,457
  Quintiles Transnational Corp.*.............        8,600           629,950
  Regeneron Pharmaceuticals, Inc.*...........       37,300           750,663
  Sequus Pharmaceuticals, Inc.*..............       96,800         1,524,600
  Sonus Pahrmaceuticals, Inc.*...............       17,800           343,763
  Vertex Pharmaceuticals, Inc.*..............       19,700           581,150
                                                                ------------
                                                                  17,162,020
                                                                ------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

BROADCASTING -- 2.7%
  American Radio Systems Corp.*..............       72,400      $  2,696,900
  Argyle Television, Inc. Class A*...........       21,400           601,875
  Chancellor Corp.*..........................       58,400         2,423,600
  Emmis Broadcasting Corp. Class A*..........       43,600         2,016,500
  Evergreen Media Corp. Class A*.............       93,450         2,920,313
  Premiere Radio Networks, Inc. Class A*.....       33,600           361,200
  Saga Communications, Inc. Class A*.........       50,062         1,120,137
  SFX Broadcasting, Inc. Class A*............       42,500         1,933,750
  Telemundo Group, Inc. Class A*.............       18,000           616,500
  United Video Satellite Group, Inc. Class
    A*.......................................       35,000           708,750
  Westwood One, Inc.*........................       71,000         1,304,625
                                                                ------------
                                                                  16,704,150
                                                                ------------
BUILDING MATERIALS -- 0.6%
  Falcon Building Products, Inc. Class A*....       45,000           585,000
  Hexcel Corp.*..............................      102,600         1,987,875
  NCI Building Systems, Inc.*................       26,600           864,500
                                                                ------------
                                                                   3,437,375
                                                                ------------
BUILDING MATERIAL CHAIN -- 0.4%
  Eagle Hardware & Garden, Inc...............       85,000         2,295,000
                                                                ------------
CHEMICALS -- 0.2%
  OM Group, Inc..............................       38,300         1,455,400
                                                                ------------
CLOTHING CHAINS -- 2.5%
  American Eagle Outfitters, Inc.*...........       26,500           563,125
  Baker (J), Inc.............................       20,000           122,187
  Buckle, Inc. (The)*........................        2,400            76,200
  Charming Shoppes, Inc.*....................      544,500         3,267,000
  Gadzooks, Inc.*............................       69,000         2,397,750
  Loehmanns, Inc.*...........................       53,200         1,426,425
  Ross Stores, Inc...........................      109,900         3,956,400
  Wet Seal, Inc. Class A*....................       86,300         3,106,800
  99 Cents Only Stores*......................       30,300           424,200
                                                                ------------
                                                                  15,340,087
                                                                ------------
COAL MINING -- 0.1%
  Zeigler Coal Holding Company...............       25,000           431,250
                                                                ------------
COMPUTER/OFFICE AUTOMATION -- 1.8%
  Amati Communications Corp.*................       71,000         1,562,000
  Auspex Systems, Inc.*......................      135,600         2,084,850
  Brooktrout Technology, Inc.*...............       39,700         1,449,050
  Discreet Logic, Inc.*......................       96,000           732,000
  Eltron International, Inc.*................       47,750         1,545,906
  Encad, Inc.*...............................       10,000           418,750
  GEAC Computer Corp. LTD*...................       40,500           493,540
  IDX Systems Corp.*.........................        8,000           280,000
  Network Appliance, Inc.*...................       53,000         1,590,000
  Safeguard Scientifics, Inc.*...............       23,100           921,113
  Sunquest Information Systems, Inc.*........        9,000           166,500
                                                                ------------
                                                                  11,243,709
                                                                ------------
CONTAINERS -- 0.0%
  U.S. Can Corp.*............................       18,600           299,925
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

CONTRACTING DRILLING -- 1.4%
  Cliffs Drilling Co.*.......................       35,500      $  1,224,750
  Falcon Drilling, Inc.*.....................       82,400         2,142,400
  Marine Drilling Co., Inc.*.................      311,400         2,997,225
  Noble Drilling Corp.*......................       71,700         1,084,462
  Reading & Bates Corp.*.....................       40,100         1,087,713
                                                                ------------
                                                                   8,536,550
                                                                ------------
DEPARTMENT/DISCOUNT STORES -- 0.1%
  Carson Pirie Scott & Co.*..................       28,500           758,812
                                                                ------------
DRUGS/PHARMACEUTICALS -- 3.0%
  Anesta Corp.*..............................       58,500           826,312
  Columbia Laboratories, Inc.*...............       30,000           367,500
  Curative Health Services, Inc.*............       67,400         1,297,450
  Dura Pharmaceuticals, Inc.*................      142,200         5,243,625
  Incyte Pharmaceuticals, Inc.*..............       51,000         2,524,500
  Inhale Therapeutic Systems*................       11,500           148,062
  Jones Medical Industries, Inc..............       28,125         1,364,062
  Medicis Pharmaceutical Corp. Class A*......       16,900           815,425
  MIM Corp.*.................................       40,500           587,250
  Nabi, Inc.*................................      137,900         1,637,562
  NCS Healthcare, Inc. Class A*..............       19,100           599,263
  Noven Pharmaceuticals, Inc.*...............       30,700           387,587
  Parexel International Corp.*...............       19,400         1,222,200
  Pathogenesis Corp.*........................       51,300           910,575
  Sangstat Medical Corp.*....................        9,300           237,150
                                                                ------------
                                                                  18,168,523
                                                                ------------
ELECTRONIC DATA PROCESSING -- 1.5%
  Affiliated Computer Services, Inc. Class
    A*.......................................       30,900         1,815,375
  Checkfree Corp.*...........................       45,000           900,000
  Envoy Corp.*...............................       81,200         3,146,500
  Industry-Matematik International*..........       79,000           977,625
  Object Design, Inc.*.......................       70,000         1,128,750
  Peerless Systems Corp.*....................       14,500           166,750
  Versant Object Technology Corp.*...........       37,500           890,625
                                                                ------------
                                                                   9,025,625
                                                                ------------
ELECTRONIC INSTRUMENTS/DIVERSIFIED -- 1.8%
  Belden, Inc.*..............................       38,800         1,125,200
  Checkpoint Systems, Inc.*..................      167,400         4,436,100
  Coherent, Inc.*............................       56,600         1,995,150
  Lernout & Hauspie Speech*..................       42,300         1,004,625
  Orbotech LTD*..............................       16,000           190,000
  Uniphase Corp.*............................       45,300         1,913,925
                                                                ------------
                                                                  10,665,000
                                                                ------------
ELECTRONICS/MUSIC CHAINS -- 0.5%
  Inacom Corp.*..............................       87,000         2,979,750
                                                                ------------
ENTERTAINMENT -- 0.3%
  Family Golf Centers, Inc.*.................       20,000           580,000
  Hollywood Entertainment Corp.*.............       73,300         1,502,650
                                                                ------------
                                                                   2,082,650
                                                                ------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

ENVIRONMENTAL SERVICES -- 1.8%
  Newpark Resources, Inc.*...................       26,585      $    967,029
  Superior Services, Inc.*...................       17,000           272,000
  Tetra Technologies, Inc.*..................       42,300           777,263
  United Waste Systems, Inc.*................      156,600         5,441,850
  U.S. Filter Corp.*.........................       71,400         2,436,525
  U.S.A. Waste Services, Inc.*...............       26,800           844,200
                                                                ------------
                                                                  10,738,867
                                                                ------------
FINANCE COMPANIES -- 1.4%
  AmeriCredit Corp.*.........................      115,400         2,120,475
  Cityscape Financial Corp.*.................       47,000         1,245,500
  Imperial Credit Industries, Inc.*..........      109,200         3,999,450
  Westcorp., Inc.............................       56,205         1,215,433
                                                                ------------
                                                                   8,580,858
                                                                ------------
FOOD CHAINS -- 0.1%
  Quality Food Centers, Inc.*................       13,000           451,750
                                                                ------------
HOME FURNISHINGS -- 0.6%
  Bush Industries, Inc. Class A..............       20,000           367,500
  Cort Business Services Corp.*..............       30,000           611,250
  Ethan Allen Interiors, Inc.................       24,000           747,000
  Furniture Brands International, Inc.*......       47,600           696,150
  Renters Choice, Inc.*......................       71,600         1,342,500
                                                                ------------
                                                                   3,764,400
                                                                ------------
HOMEBUILDING -- 1.2%
  American Homestar Corp.*...................       24,700           600,519
  Cavalier Homes, Inc........................        2,100            38,850
  Champion Enterprises, Inc.*................       93,700         2,119,962
  Diamond Home Services, Inc.*...............       29,700           861,300
  Oakwood Homes Corp.........................       74,800         2,057,000
  Redman Industries, Inc.*...................       36,800         1,030,400
  United States Home Corp.*..................       40,000           820,000
                                                                ------------
                                                                   7,528,031
                                                                ------------
HOSPITALS -- 0.7%
  Health Management Systems, Inc.*...........       88,400         2,585,700
  National Surgery Centers, Inc.*............       52,600         1,472,800
                                                                ------------
                                                                   4,058,500
                                                                ------------
INDUSTRIAL ENGINEERING/CONSTRUCTION -- 0.6%
  Granite Construction, Inc..................       69,900         1,450,425
  Greenwich Air Services, Inc. Class B*......       42,500           881,875
  Greenwich Air Services, Inc. Class A.......       40,400         1,131,200
                                                                ------------
                                                                   3,463,500
                                                                ------------
LEISURE/GAMING -- 0.9%
  Anchor Gaming*.............................       40,400         2,514,900
  Sodak Gaming, Inc.*........................      119,000         2,737,000
                                                                ------------
                                                                   5,251,900
                                                                ------------
LIFE INSURERS -- 0.1%
  Delphi Financial Group, Inc. Class A*......          900            25,200

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

LIFE INSURERS (CONTINUED)
  Protective Life Corp.......................        8,900      $    335,975
                                                                ------------
                                                                     361,175
                                                                ------------
LODGING -- 1.1%
  Bristol Hotel Co.*.........................       40,400         1,075,650
  Doubletree Corp.*..........................       24,600           980,925
  Prime Hospitality Corp.*...................      174,200         2,874,300
  Studio Plus Hotels, Inc.*..................       45,750           754,875
  Suburban Lodges of America*................       27,200           571,200
  Wyndham Hotel Corp.*.......................       26,500           483,625
                                                                ------------
                                                                   6,740,575
                                                                ------------
MACHINERY/EQUIPMENT -- 1.1%
  Digitran Systems, Inc.*....................       14,500               145
  Elbit Vision Systems LTD*..................       17,500           126,875
  Etec Systems, Inc.*........................       49,600         1,686,400
  Greenfield Industries, Inc.................       57,700         1,384,800
  Iwerks Entertainment, Inc.*................       72,500           507,500
  JLG Industries, Inc........................        6,800           127,500
  Kuhlman Corp...............................       20,800           304,200
  Miller Industries, Inc.*...................       35,600         1,406,200
  Robbins & Myers, Inc.......................       34,000           769,250
  Watsco, Inc. Class A.......................       13,950           284,231
                                                                ------------
                                                                   6,597,101
                                                                ------------
MANAGED HEALTHCARE/HMO'S/PPO'S -- 0.8%
  CRA Managed Care, Inc.*....................       17,600           950,400
  FPA Medical Management, Inc.*..............       44,700         1,178,962
  Medcath, Inc.*.............................       52,200           887,400
  OccuSystems, Inc.*.........................       68,800         2,064,000
                                                                ------------
                                                                   5,080,762
                                                                ------------
MEDICAL SPECIALTIES -- 0.0%
  Impath, Inc.*..............................        5,200            63,700
                                                                ------------
MEDICAL SUPPLIES -- 3.2%
  Adac Laboratories..........................      113,500         2,284,187
  Capstone Pharmacy Services*................       48,400           598,950
  ESC Medical Systems LTD*...................       36,000         1,152,000
  Femrx, Inc.*...............................       18,600           153,450
  Invacare Corp..............................       49,900         1,397,200
  Iridex Corp.*..............................       15,100           124,575
  Keravision, Inc.*..........................       36,100           541,500
  Lunar Corp.*...............................        8,500           272,000
  Minimed, Inc.*.............................       18,600           467,325
  Orthologic Corp.*..........................       91,600           973,250
  Physio-Control International Corp.*........       78,400         1,979,600
  ResMed, Inc.*..............................       18,800           371,300
  Safeskin Corp.*............................       62,500         2,171,875
  Serologicals Corp.*........................       13,600           472,600
  Steris Corp.*..............................       36,200         1,226,275
  Target Therapeutics, Inc.*.................       96,900         4,142,475
  Urologix, Inc.*............................        8,000           123,000

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

MEDICAL SUPPLIES (CONTINUED)
  Vivus, Inc.*...............................       27,300      $  1,037,400
                                                                ------------
                                                                  19,488,962
                                                                ------------
MEDICAL/HEALTH SERVICES -- 2.0%
  ABR Information Services, Inc.*............       39,125         2,817,000
  American Homepatient, Inc.*................       22,100           491,725
  Collaborative Clinical Research, Inc.*.....       32,000           432,000
  EmCare Holdings, Inc.*.....................       58,700         1,584,900
  Multicare Companies, Inc.*.................       63,900         1,389,825
  Pediatric Services of America, Inc.*.......       21,700           401,450
  Pediatrix Medical Group, Inc.*.............        6,800           340,850
  Prime Medical Services, Inc.*..............       35,000           463,750
  Renal Care Group, Inc.*....................       32,000         1,184,000
  Renal Treatment Centers, Inc.*.............       79,800         2,653,350
  Sterling Healthcare Group*.................       12,000           259,500
                                                                ------------
                                                                  12,018,350
                                                                ------------
METALS -- 1.7%
  Gibraltar Steel Corp.......................       26,800           603,000
  Mueller Industries, Inc.*..................       76,500         3,107,812
  Olympic Steel, Inc.*.......................       73,000         1,961,875
  Oregon Metallurgical Corp.*................       70,000         2,275,000
  RMI Titanium Co.*..........................       86,000         2,171,500
  UNR Industries, Inc........................       46,600           308,725
                                                                ------------
                                                                  10,427,912
                                                                ------------
MILITARY /DEFENSE TECHNOLOGY -- 0.9%
  Avondale Industries, Inc.*.................       32,600           607,175
  Rohr Industries, Inc.*.....................       88,900         1,744,663
  Stanford Telecommunications, Inc.*.........       46,500         2,325,000
  Tracor, Inc.*..............................       28,700           591,938
                                                                ------------
                                                                   5,268,776
                                                                ------------
MULTI-LINE INSURERS -- 0.3%
  Penncorp Financial Group, Inc..............       54,600         1,760,850
                                                                ------------
OIL/GAS PRODUCTION -- 1.8%
  Abacan Resource Corp.*.....................       50,000           343,750
  Barrett Resources Corp.*...................       19,900           701,475
  Belden & Blake Corp........................       17,000           395,250
  Brown (Tom), Inc.*.........................       50,600           955,075
  Cross Timbers Oil Co.......................       34,000           816,000
  Global Natural Resources, Inc.*............       57,800         1,004,275
  Houston Exploration Co.*...................       17,000           289,000
  KCS Energy, Inc............................       34,500         1,229,062
  Lomak Petroleum, Inc.......................       18,000           236,250
  Newfield Exploration Co.*..................       17,600           792,000
  Nuevo Energy Co.*..........................       18,500           751,562
  Petroleum Securities Australia LTD*........       34,000           790,500
  Plains Resources, Inc.*....................       17,500           242,813
  Swift Energy Co.*..........................       70,500         1,692,000
  Tesoro Petroleum Corp.*....................       17,000           218,875
  Vintage Petroleum, Inc.....................       17,900           525,813
                                                                ------------
                                                                  10,983,700
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

OILFIELD SERVICES/EQUIPMENT -- 3.3%
  BJ Services Co.*...........................      104,400      $  3,784,500
  Camco International, Inc...................       56,700         2,119,162
  Energy Ventures, Inc.*.....................       31,700         1,283,850
  Global Industries, LTD*....................      107,000         1,698,625
  Oceaneering International, Inc.*...........       52,600           894,200
  Pool Energy Services Co.*..................       71,200           898,900
  Pride Petroleum Services, Inc.*............      129,400         1,827,775
  Seacor Holdings, Inc.*.....................       63,400         3,217,550
  Tuboscope Vetco International, Corp.*......       82,100         1,282,813
  Varco International, Inc.*.................      123,700         2,180,213
  Veritas DGC, Inc.*.........................       35,000           630,000
                                                                ------------
                                                                  19,817,588
                                                                ------------
OTHER COMMERCIAL/INDUSTRIAL SERVICE -- 4.5%
  ATC Communications, Inc....................       18,000           315,000
  Caribiner International, Inc...............       28,900         1,221,025
  Claremont Technology Group, Inc.*..........       25,500           918,000
  Corestaff, Inc.*...........................       22,500           601,875
  G&K Services, Inc., Class A................       16,050           469,462
  ICTS International NV*.....................        8,700           106,575
  Learning Tree International*...............       12,100           447,700
  Mastec, Inc.*..............................       36,000         1,233,000
  Meta Group, Inc.*..........................       21,000           582,750
  National Education Corp.*..................      107,700         2,059,762
  National Techteam, Inc.*...................       34,000           922,250
  National Wireless Holdings, Inc.*..........       15,800           252,800
  Norrell Corp...............................       43,800         1,379,700
  Nova Corp.*................................       24,200           798,600
  Personnel Group of America, Inc.*..........       56,500         1,469,000
  PMT Services, Inc.*........................       90,350         1,829,588
  Pre Paid Legal Services, Inc.*.............       90,500         1,165,188
  Protection One, Inc.*......................       96,300         1,215,788
  Rental Service Corp.*......................       14,000           302,750
  Robert Half International, Inc.*...........       17,600           649,000
  Romac International, Inc.*.................       59,300         1,808,650
  Seattle Filmworks, Inc.*...................       26,500           583,000
  Techforce Corp.*...........................       18,600           137,175
  The Registry, Inc.*........................       10,000           380,000
  Vincam Group, Inc.*........................       22,500           860,625
  Wackenhut Corp. Series B...................       45,000           703,125
  Wackenhut Corrections Corp.*...............       63,000         1,401,750
  Western Staff Services, Inc.*..............       18,300           276,788
  Whittman-Hart, Inc.*.......................       57,400         2,712,150
  Youth Services International, Inc.*........       27,000           374,625
                                                                ------------
                                                                  27,177,701
                                                                ------------
OTHER CONSUMER DURABLES -- 0.4%
  Sola International, Inc.*..................       68,900         2,566,525
                                                                ------------
OTHER CONSUMER NON-DURABLES -- 0.0%
  Blyth Industries, Inc.*....................       30,600         1,484,100
                                                                ------------
OTHER CONSUMER SERVICES -- 0.4%
  American Residential Services, Inc.*.......       11,500           219,937
  Amre, Inc.*................................       51,600           715,950

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

OTHER CONSUMER SERVICES (CONTINUED)
  Apollo Group, Inc. Class A*................       34,647      $    926,807
  ITT Educational Services*..................       11,800           413,000
                                                                ------------
                                                                   2,275,694
                                                                ------------
OTHER FINANCIAL SERVICES -- 0.9%
  Ocwen Financial Corp.*.....................       17,000           346,375
  RAC Financial Group, Inc.*.................       85,000         3,878,125
  Southern Pacific Funding Corp.*............       17,200           434,300
  WFS Financial, Inc.*.......................       33,000           676,500
                                                                ------------
                                                                   5,335,300
                                                                ------------
OTHER HEALTH TECHNOLOGY/SERVICES -- 1.6%
  Clintrials, Inc.*..........................       71,000         2,893,250
  Enterprise Systems, Inc.*..................       16,000           412,000
  Horizon Mental Health Management, Inc.*....       15,600           386,100
  Physician Computer Network, Inc.*..........      188,700         2,004,938
  Physician Support Systems, Inc.*...........       23,000           557,750
  RTW, Inc.*.................................       38,700         1,117,463
  Summit Medical Systems, Inc.*..............       31,000           434,000
  Veterinary Centers America, Inc.*..........       76,500         1,678,219
                                                                ------------
                                                                   9,483,720
                                                                ------------
OTHER PRODUCERS/MANUFACTURING -- 1.2%
  BE Aerospace, Inc.*........................       32,200           664,125
  BMC Industries, Inc........................       82,600         2,364,425
  Chicago Miniature Lamp, Inc.*..............       29,400           889,350
  Foamex International, Inc.*................      140,000         2,275,000
  Memtec LTD Sponsored ADR...................       17,000           476,000
  Rexel, Inc.*...............................       27,900           439,425
                                                                ------------
                                                                   7,108,325
                                                                ------------
OTHER RETAIL TRADE -- 0.0%
  Cost Plus*.................................       66,800         1,544,750
                                                                ------------
OTHER TECHNOLOGY -- 1.2%
  Compucom Systems, Inc.*....................       18,300           160,125
  Computer Products, Inc.*...................       89,400         1,955,625
  Henry (Jack) & Associates..................       24,100           765,175
  Renaissance Solutions, Inc.*...............       22,100           936,488
  Technology Solutions Company*..............       48,750         1,700,156
  Vanstar Corp.*.............................       63,000         1,527,750
                                                                ------------
                                                                   7,045,319
                                                                ------------
OTHER TRANSPORTATION -- 0.3%
  Coach USA, Inc.*...........................       23,000           615,250
  Trico Marine Services, Inc.*...............       38,200         1,165,100
                                                                ------------
                                                                   1,780,350
                                                                ------------
PAPER -- 0.2%
  American Pad & Paper Co.*..................       60,000         1,275,000
                                                                ------------
PRINTING/FORMS -- 0.0%
  Applied Graphics Technologies, Inc.*.......       18,600           276,675
                                                                ------------
PROPERTY-CASUALTY INSURERS -- 0.8%
  Capmac Holdings, Inc.......................       38,500         1,280,125
  HCC Insurance Holdings, Inc................       48,100         1,388,887

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------
COMMON STOCK (Continued)
---------------------------------------------------------

PROPERTY-CASUALTY INSURERS (CONTINUED)
  La Salle Re Holdings LTD...................       49,300      $  1,158,550
  Vesta Insurance Group, Inc.................       34,350         1,318,181
                                                                ------------
                                                                   5,145,743
                                                                ------------
PUBLISHING -- 0.2%
  Golden Books Family Entertainment, Inc.*...       90,000         1,046,250
                                                                ------------
RAILROADS -- 0.2%
  Railtex, Inc.*.............................       40,000           952,500
                                                                ------------
REAL ESTATE BROKERS/SERVICES -- 0.8%
  Amresco, Inc.*.............................      144,700         3,310,012
  Insignia Financial Group, Inc. Class A*....       26,300           670,650
  NHP, Inc.*.................................       23,300           441,244
  Redwood Trust, Inc.........................       17,700           566,400
                                                                ------------
                                                                   4,988,306
                                                                ------------
RECREATIONAL PRODUCTS -- 0.4%
  Coachmen Industries, Inc...................       35,500           914,125
  Galoob Lewis T*............................       38,000         1,111,500
  Rockshox*..................................        9,000           135,000
  Tyco Toys, Inc.*...........................       34,300           197,225
                                                                ------------
                                                                   2,357,850
                                                                ------------
REGIONAL BANKS -- 0.1%
  Provident Bankshares Corp..................       19,700           696,888
                                                                ------------
REAL ESTATE INVESTMENT TRUSTS -- 0.2%
  FelCor Suite Hotels, Inc...................       19,100           615,975
  Storage USA, Inc...........................       24,000           798,000
                                                                ------------
                                                                   1,413,975
                                                                ------------
RENTAL/LEASING COMPANIES -- 0.2%
  Team Rental Group, Inc.*...................       22,400           425,600
  Leasing Solutions, Inc.*...................       34,000           977,500
  Winthrop Resources Corp....................          900            24,300
                                                                ------------
                                                                   1,427,400
                                                                ------------
RESTAURANTS -- 1.7%
  Apple South, Inc...........................       65,300           873,387
  CKE Restaurants, Inc.......................       76,000         2,337,000
  Foodmaker, Inc.*...........................      253,200         2,532,000
  Logan's Roadhouse, Inc.*...................       27,000           543,375
  Papa John's International, Inc.*...........       17,900           939,750
  Rainforest Cafe, Inc.*.....................       63,550         1,970,050
  Showbiz Pizza Time, Inc.*..................       71,300         1,292,313
  Taco Cabana Class A*.......................        3,700            21,275
                                                                ------------
                                                                  10,509,150
                                                                ------------
RETAIL/FOOD DISTRIBUTION -- 0.5%
  Richfood Holdings, Inc.....................       87,700         3,266,825
                                                                ------------
SEMICONDUCTORS/ELECTRONIC COMPONENT -- 3.4%
  Actel Corp.*...............................      144,300         2,777,775
  Flextronics International, LTD*............       62,300         1,721,037
  Radisys Corp.*.............................       19,400           960,300

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

SEMICONDUCTORS/ELECTRONIC COMPONENT (CONTINUED)
  Sawtek, Inc.*..............................       90,700      $  2,358,200
  SDL, Inc.*.................................      100,400         2,058,200
  S3, Inc.*..................................      246,700         4,872,325
  Trident Microsystems, Inc.*................       68,000         1,028,500
  Vitesse Semiconductor Corp.*...............      125,800         4,859,025
                                                                ------------
                                                                  20,635,362
                                                                ------------
SOFTWARE -- 14.0%
  Amisys Managed Care Systems*...............       36,000           859,500
  Applix, Inc.*..............................       16,500           433,125
  Aspen Technology, Inc.*....................       42,400         2,872,600
  Avant Corp.*...............................       46,500         1,395,000
  BDM International, Inc.*...................       32,600         1,939,700
  CBT Group PLC Sponsored ADR*...............       80,400         3,778,800
  Ciber, Inc.*...............................       61,500         2,337,000
  Clarify, Inc.*.............................       33,500         2,077,000
  Cognos, Inc.*..............................      183,600         5,989,950
  Cooper & Chyan Technology, Inc.*...........       38,700           948,150
  Datastream Systems, Inc.*..................       57,600         1,742,400
  Dataworks Corp.*...........................       33,200           863,200
  Dendrite International, Inc.*..............       31,500           952,875
  Geoworks*..................................       21,700           564,200
  Harbinger Corp.*...........................       61,700         1,542,500
  HCIA, Inc.*................................       17,700         1,062,000
  HNC Software, Inc.*........................       99,000         3,960,000
  HPR, Inc.*.................................       17,500           280,000
  Ikos Systems, Inc.*........................       41,600           826,800
  Indus Group, Inc.*.........................       21,000           420,000
  Integrated Systems, Inc.*..................       78,200         2,580,600
  JDA Software Group, Inc.*..................       69,800         1,919,500
  Legato Systems, Inc.*......................       81,800         3,885,500
  Manugistics Group, Inc.*...................       12,800           515,200
  MDL Information Systems, Inc.*.............       30,700           970,888
  Mecon, Inc.*...............................       19,000           475,000
  National Instruments Corp.*................       61,000         1,616,500
  Onewave, Inc.*.............................        8,500           128,562
  Pegasystems, Inc.*.........................       17,500           455,000
  Perceptron, Inc.*..........................       32,700           825,675
  Platinum Software Corp.*...................        1,795            19,969
  Pure Atria Corp.*..........................      116,005         4,379,189
  Quick Response Services, Inc.*.............       14,800           551,300
  Rational Software Corp.*...................      155,200         5,296,200
  Sapient Corp.*.............................       12,200           542,900
  Saville Systems Ireland PLC*...............       63,700         2,245,425
  Scopus Technology, Inc.*...................       55,000         1,663,750
  Seibel Systems, Inc.*......................       43,500         1,810,688
  SPSS, Inc.*................................       18,000           499,500
  SQA, Inc.*.................................       23,600           637,200
  Sykes Enterprises, Inc.*...................       82,350         3,973,388
  Systemsoft Corp.*..........................      156,300         5,353,275
  Verilink Corp.*............................        5,900           144,550
  Veritas Software Co.*......................       34,000         2,405,500
  Viasoft, Inc.*.............................       69,800         2,931,600
  Viewlogic Systems, Inc.*...................       71,600           832,350
  Visio Corp.*...............................       27,500         1,251,250

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

SOFTWARE (CONTINUED)
  Wind River Systems, Inc.*..................       49,800      $  2,203,650
                                                                ------------
                                                                  84,958,909
                                                                ------------
SPECIALTY CHAINS -- 2.9%
  Cross Continenet Auto Retailers, Inc.*.....       12,000           276,000
  Duty Free International, Inc...............       56,400           775,500
  Finish Line, Inc. Class A*.................       24,000         1,140,000
  Insight Enterprises, Inc.*.................       13,600           508,300
  Just for Feet, Inc.*.......................       58,100         2,912,262
  Men's Wearhouse, Inc.*.....................       25,300           632,500
  Microage, Inc.*............................      103,000         1,944,125
  Party City Corp.*..........................        8,000           150,000
  Petco Animal Supplies, Inc.*...............       40,650         1,107,712
  Pier 1 Imports, Inc........................      116,200         1,873,725
  Rexall Sundown, Inc.*......................       51,600         1,883,400
  West Coast Entertainment Corp.*............       13,500           136,688
  West Marine, Inc.*.........................       22,800           752,400
  Williams-Sonoma, Inc.*.....................      135,300         3,839,138
                                                                ------------
                                                                  17,931,750
                                                                ------------
TELECOMMUNICATIONS EQUIPMENT -- 4.2%
  ACT Networks, Inc.*........................       74,300         2,080,400
  AML Communications, Inc.*..................        1,100            17,875
  Aspect Telecommunications Corp.*...........      107,300         6,679,425
  Cable Design Technologies, Inc.*...........       50,000         2,000,000
  Coherent Communications Systems Corp.*.....       46,400           881,600
  Comverse Technology, Inc.*.................       43,200         1,679,400
  Davox Corp.*...............................       19,000           717,250
  Digital Systems International, Inc.*.......       36,000           643,500
  Inter-Tel, Inc.*...........................       35,200           712,800
  Lightbridge, Inc.*.........................        9,360           109,980
  Natural Microsystems Corp.*................       39,000         1,876,875
  Nice-Systems LTD*..........................       33,500           767,359
  Ortel Corp.*...............................       54,000         1,296,000
  P Com, Inc.*...............................       51,400         1,272,150
  Periphonics Corp.*.........................       22,000           858,000
  Remec, Inc.*...............................       17,100           241,538
  TCSI Corp.*................................       57,500           761,875
  Teledata Communications LTD.*..............        5,000            91,875
  Teltrend, Inc.*............................       34,200         1,453,500
  Westell Technologies, Inc.*................       28,600         1,265,550
                                                                ------------
                                                                  25,406,952
                                                                ------------
TELEPHONE -- 2.4%
  ACC Corp.*.................................       52,900         2,499,525
  Clearnet Communications Class A*...........       18,000           294,750
  ICG Communications, Inc.*..................       70,000         1,470,000
  Intercel, Inc.*............................       83,500         1,753,500
  Intermedia Communications of Florida,
    Inc.*....................................       58,100         1,699,425
  Midcom Connumications, Inc.*...............       69,000           948,750
  Pacific Gateway Exchange, Inc.*............       38,200         1,126,900
  Pricellular Corp., Class A*................       40,375      $    580,391

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

TELEPHONE (CONTINUED)
  Tel-Save Holdings, Inc.*...................       72,000         2,070,000
  Winstar Communications*....................      123,800         2,058,175
                                                                ------------
                                                                  14,501,416
                                                                ------------
TOBACCO PRODUCTS -- 0.3%
  Mafco Consolidated Group, Inc.*............       68,800         2,107,000
                                                                ------------
TRUCKING -- 0.6%
  Knight Transportation, Inc.*...............       17,000           371,875
  Landstar System, Inc.*.....................       76,500         2,046,375
  Swift Transportation Co.*..................       17,000           372,938
  USFreightways Corp.........................       51,000         1,045,500
                                                                ------------
                                                                   3,836,688
                                                                ------------
WHOLESALE DISTRIBUTION -- 1.4%
  Anicom, Inc.*..............................       10,700           189,925
  Central Garden & Pet Co.*..................       74,900         1,507,362
  Daisytek International Corp.*..............        3,800           164,350
  Fresh America Corp.*.......................          800            15,450
  Hughes Supply, Inc.*.......................        3,600           133,200
  Tech Data Corp.*...........................      238,300         6,642,613
                                                                ------------
                                                                   8,652,900
                                                                ------------
TOTAL COMMON STOCKS
  (COST $402,514,887)......................................      575,572,587
                                                                ------------

                                        PRINCIPAL
                                         AMOUNT
---------------------------------------------------------

COMMERCIAL PAPER -- 5.6%
----------------------------------------------
  Associates Corp. -- 0.7%
    5.80%, 10/01/96................         4,068        4,068,000
  Merrill Lynch & Co.
    5.85%, 10/01/96................        29,614       29,614,000
                                                      ------------
TOTAL COMMERCIAL PAPER
  (COST $33,682,000).............................       33,682,000
---------------------------------------------------------
REPURCHASE AGREEMENT -- 0.2%
----------------------------------------------
  J. P. Morgan & Co., Inc.
    $1,667,000 at 5.65%, (Agreement
    dated 09/30/96; to be
    repurchased at $1,667,262 on
    10/01/96; collateralized by
    $1,665,000 FHMA Note, 7.16% due
    01/10/97)(VALUE $1,708,661)
    (COST $1,667,000)                   1,667,000        1,667,000
                                                      ------------
TOTAL INVESTMENTS -- 100.5%
  (COST $437,863,887)............................      610,921,587
LIABILITIES IN EXCESS OF OTHER ASSETS (0.5%).....       (2,979,076)
                                                      ------------
NET ASSETS 100.0%................................     $607,942,511
                                                      ------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

CORE GROWTH FUND
PORTFOLIOS A, B & C
-------------------------------------------------------------------

                                MANAGEMENT TEAM

                             Jack C. Marshall, Jr.
                       Partner, Chief Investment Officer,
                        Institutional Equity Management
                              Andrew B. Gallagher
                               Portfolio Manager
                               Thomas J. Sullivan
                          Assistant Portfolio Manager

  GOAL: The Nicholas-Applegate Core Growth Fund seeks to maximize long-term capital appreciation through investment primarily in U.S. companies generally over $500 million in market capitalization.

  REVIEW AND OUTLOOK: The Core Growth Portfolios earned strong returns for the period April 1 through September 30, 1996. The Fund's holdings in the retail, technology, and energy sectors boosted performance relative to broad market measures. The Fund overcame the brief midsummer downturn of the stock market with solid third-quarter performance. Core Growth Portfolio C shares gained 10.5% over the six-month period, compared with a 7.7% rise in the Standard & Poor's 500 Index.

  The Core Growth Fund emphasizes mid-sized and larger companies. We search among more than 1,000 U.S. traded stocks for the best possible growth potential for inclusion in the Fund. This search resulted in the Fund holding such stocks as Nike during the period. Shares of the athletic shoe and sportswear maker rose sharply along with earnings in the period. Nike management has been especially successful creating worldwide brand recognition. Safeway, the California-based supermarket giant, also soared in the period as it continued to deliver solid, stable, and timely earnings growth. Shares of Cadence Design Systems, a provider of server and enterprise hardware, climbed in light of the company's recent 50% increase in software licensing and new product introductions. Shares of Gap were sold during the period because of weaker "same store" sales and tough competition entering the marketplace next year. Aggressive pricing by a major competitor of United States Satellite could lead to slower growth for this company and in anticipation of this development, we recently sold these issues. We also sold shares of credit card provider Advanta Corp. The company has been experiencing fewer loan originations and writing off more bad debt than in the past.

  Our consistent investment philosophy applied to the mid-cap and large-cap segments of the stock market has continued to deliver rewards for shareholders. We continue to find solid companies that we believe are poised for growth and have the added benefit of commanding the financial resources that provide stability to larger companies. We remain confident the Core Growth Fund is well positioned to provide strong returns.

                            REPRESENTATIVE HOLDINGS

                                 Safeway, Inc.
                             ADC Telecommunications
                         Cascade Communications Company
                                   Nike, Inc.
                              Tommy Hilfiger Corp.
                           Dura Pharmaceuticals, Inc.
                            USA Waste Services, Inc.
                               BMC Software, Inc.
                        Diamond Offshore Drilling, Inc.
                             B.J. Services Company

--------------------------------------------------------------------------------

CORE GROWTH PORTFOLIOS
-------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUALIZED TOTAL RETURNS AS OF 09/30/96
1 Year                                                     5 Years          10 Years
13.54%                                                      15.73%            16.48%
                                           Core Growth Portfolio A
                                                                       S&P 500 Index
9/30/85                                                    $ 9,475          $ 10,000
12/31/85                                                    11,802            11,714
3/31/86                                                     14,679            13,365
6/30/86                                                     16,512            14,150
9/30/86                                                     14,646            13,163
12/31/86                                                    15,588            13,898
3/31/87                                                     19,117            16,860
6/30/87                                                     19,630            17,704
9/30/87                                                     21,364            18,869
12/31/87                                                    16,051            14,630
3/31/88                                                     16,430            15,465
6/30/88                                                     18,232            16,486
9/30/88                                                     17,814            16,543
12/31/88                                                    17,977            17,050
3/31/89                                                     18,914            18,266
6/30/89                                                     20,094            19,864
9/30/89                                                     23,614            21,985
12/31/89                                                    23,935            22,441
3/31/90                                                     24,203            21,782
6/30/90                                                     27,782            23,137
9/30/90                                                     22,758            19,976
12/31/90                                                    23,965            21,758
3/31/91                                                     30,160            24,916
6/30/91                                                     28,767            24,859
9/30/91                                                     32,423            26,189
12/31/91                                                    37,056            28,384
3/31/92                                                     36,025            27,667
6/30/92                                                     33,478            28,192
9/30/92                                                     35,078            29,083
12/31/92                                                    41,829            30,548
3/31/93                                                     44,453            31,883
6/30/93                                                     47,239            32,034
9/30/93                                                     50,894            32,860
12/31/93                                                    49,805            33,624
3/31/94                                                     46,245            32,347
6/30/94                                                     43,522            32,482
9/30/94                                                     45,582            34,071
12/31/94                                                    44,328            34,067
3/31/95                                                     47,469            37,389
6/30/95                                                     52,705            40,956
9/30/95                                                     59,302            44,212
12/31/95                                                    61,012            46,874
3/31/96                                                     64,119            49,388
6/30/96                                                     69,215            51,602
9/30/96                                                     71,064            53,197

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUALIZED TOTAL RETURNS AS OF 09/30/96
1 Year                                                     5 Years          10 Years
13.22%                                                      15.79%            16.37%
                                           Core Growth Portfolio B
                                                                       S&P 500 Index
9/30/85                                                   $ 10,000          $ 10,000
12/31/85                                                    12,438            11,714
3/31/86                                                     15,446            13,365
6/30/86                                                     17,347            14,150
9/30/86                                                     15,361            13,163
12/31/86                                                    16,323            13,898
3/31/87                                                     19,988            16,860
6/30/87                                                     20,490            17,704
9/30/87                                                     22,266            18,869
12/31/87                                                    16,698            14,630
3/31/88                                                     17,064            15,465
6/30/88                                                     18,906            16,486
9/30/88                                                     18,443            16,543
12/31/88                                                    18,582            17,050
3/31/89                                                     19,518            18,266
6/30/89                                                     20,703            19,864
9/30/89                                                     24,293            21,985
12/31/89                                                    24,583            22,441
3/31/90                                                     24,818            21,782
6/30/90                                                     28,444            23,137
9/30/90                                                     23,259            19,976
12/31/90                                                    24,455            21,758
3/31/91                                                     30,730            24,916
6/30/91                                                     29,262            24,859
9/30/91                                                     32,929            26,189
12/31/91                                                    37,576            28,384
3/31/92                                                     36,470            27,667
6/30/92                                                     33,835            28,192
9/30/92                                                     35,395            29,083
12/31/92                                                    42,143            30,548
3/31/93                                                     44,715            31,883
6/30/93                                                     47,478            32,034
9/30/93                                                     51,061            32,860
12/31/93                                                    49,879            33,624
3/31/94                                                     46,220            32,347
6/30/94                                                     43,421            32,482
9/30/94                                                     45,424            34,071
12/31/94                                                    44,073            34,067
3/31/95                                                     47,152            37,389
6/30/95                                                     52,241            40,956
9/30/95                                                     58,708            44,212
12/31/95                                                    60,344            46,874
3/31/96                                                     63,305            49,338
6/30/96                                                     68,252            51,602
9/30/96                                                     69,966            53,197

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUALIZED TOTAL RETURNS AS OF 09/30/96
1 Year                                                     5 Years          10 Years
19.16%                                                      16.25%            16.36%
                                           Core Growth Portfolio C
                                                                       S&P 500 Index
9/30/85                                                   $ 10,000          $ 10,000
12/31/85                                                    12,438            11,714
3/31/86                                                     15,446            13,365
6/30/86                                                     17,347            14,150
9/30/86                                                     15,361            13,163
12/31/86                                                    16,323            13,898
3/31/87                                                     19,988            16,860
6/30/87                                                     20,490            17,704
9/30/87                                                     22,266            18,869
12/31/87                                                    16,698            14,630
3/31/88                                                     17,064            15,465
6/30/88                                                     18,906            16,486
9/30/88                                                     18,443            16,543
12/31/88                                                    18,582            17,050
3/31/89                                                     19,518            18,266
6/30/89                                                     20,703            19,864
9/30/89                                                     24,293            21,985
12/31/89                                                    24,583            22,441
3/31/90                                                     24,818            21,782
6/30/90                                                     28,444            23,137
9/30/90                                                     23,259            19,976
12/31/90                                                    24,455            21,758
3/31/91                                                     30,730            24,916
6/30/91                                                     29,262            24,859
9/30/91                                                     32,929            26,189
12/31/91                                                    37,576            28,384
3/31/92                                                     36,470            27,667
6/30/92                                                     33,835            28,192
9/30/92                                                     35,395            29,083
12/31/92                                                    42,143            30,548
3/31/93                                                     44,715            31,883
6/30/93                                                     47,398            32,034
9/30/93                                                     50,969            32,860
12/31/93                                                    49,824            33,624
3/31/94                                                     46,180            32,347
6/30/94                                                     43,377            32,482
9/30/94                                                     45,374            34,071
12/31/94                                                    44,078            34,067
3/31/95                                                     47,127            37,389
6/30/95                                                     52,207            40,956
9/30/95                                                     56,689            44,212
12/31/95                                                    60,301            46,874
3/31/96                                                     63,279            49,338
6/30/96                                                     68,220            51,602
9/30/96                                                     69,937            53,197

The graphs compare a $10,000 investment in the Core Growth Portfolio A (front load), the Core Growth Portfolio B (back-end load) and the Core Growth Portfolio C (level load) with a similar investment in the Standard & Poor's 500 Index ("S&P 500"), on a cumulative and average annual total return basis. Returns reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance figures include the maximum applicable sales charge of 5.25% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 Plan which commenced at inception of each share class.

Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Portfolio's registration statement on 4/19/93. Limited partnership returns are restated to reflect all fees and expenses applicable to each share class. If the limited partnership had been registered as an investment company under federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

Total returns reflect the fact that fees and expenses in excess of certain expense limitations specified in the investment management agreement have been deferred by the Adviser. Total return results would have been lower had there been no deferral.

The S&P 500 Index is an unmanaged index containing 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market. Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no indication of future performance. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
CORE GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCKS -- 96.6%
---------------------------------------------------------

AIRLINES -- 0.7%
  Comair Holdings, Inc.......................         152,325     $  3,579,637
                                                                  ------------
APPAREL -- 4.5%
  Gucci Group NV.............................         135,000        9,787,500
  Nike, Inc. Class B.........................          52,600        6,390,900
  Tommy Hilfiger Corp.*......................         110,000        6,517,500
                                                                  ------------
                                                                    22,695,900
                                                                  ------------
BIOTECHNOLOGY -- 0.8%
  Genetics Institute, Inc....................          59,200        4,114,400
                                                                  ------------
BROADCASTING -- 2.7%
  Evergreen Media Corp.*.....................         135,000        4,218,750
  Infinity Broadcasting Corp. Class A*.......         119,025        3,749,287
  Tele-Communications, Inc. Class A Liberty
    Media Group*.............................         101,100        2,893,988
  Tele-Communications, Inc. Class A TCI
    Group*...................................         188,100        2,809,744
                                                                  ------------
                                                                    13,671,769
                                                                  ------------
BUILDING MATERIALS -- 1.2%
  Lowe's Companies, Inc......................         142,300        5,816,513
                                                                  ------------
CLOTHING CHAINS -- 1.8%
  Fila Holdings SPA..........................          63,000        6,055,875
  Intimate Brands, Inc.......................         155,700        2,841,525
                                                                  ------------
                                                                     8,897,400
                                                                  ------------
COMPUTERS/OFFICE AUTOMATION -- 6.8%
  Ceridian Corp.*............................         156,300        7,815,000
  Cisco Systems, Inc.*.......................          73,500        4,561,594
  Compaq Computer Corp.*.....................          94,100        6,034,162
  Computer Sciences Corp.*...................          74,600        5,734,875
  Dell Computer Corp.*.......................          60,100        4,672,775
  Sun Microsystems, Inc.*....................          84,700        5,261,988
                                                                  ------------
                                                                    34,080,394
                                                                  ------------
COMPUTERS & OFFICE EQUIPMENT -- 1.4%
  Gateway 2000, Inc.*........................         135,000        6,463,125
                                                                  ------------
DEPARTMENT/DISCOUNT STORES -- 2.2%
  Consolidated Stores Corp.*.................         144,500        5,780,000
  Kohls Corp.*...............................         145,000        5,220,000
                                                                  ------------
                                                                    11,000,000
                                                                  ------------
DRUGS/PHARMACEUTICALS -- 2.5%
  Cardinal Health, Inc.......................          78,500        6,486,062
  Dura Pharmaceuticals.......................         160,000        5,900,000
                                                                  ------------
                                                                    12,386,062
                                                                  ------------
ELECTRONIC DATA PROCESSING -- 0.8%
  First Data Corp............................          49,777        4,063,048
                                                                  ------------
ELECTRONIC INSTRUMENTS/DIVERSIFIED -- 1.2%
  Fore Systems, Inc.*........................         146,500        6,061,437
                                                                  ------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

ELECTRONICS/MUSIC CHAINS -- 1.4%
  Compusa, Inc.*.............................         130,000     $  7,020,000
                                                                  ------------
FINANCE COMPANIES -- 1.2%
  Green Tree Financial Corp..................         156,200        6,130,850
                                                                  ------------
FINANCIAL SERVICES -- 2.5%
  Associates First Capital Corp..............         160,000        6,560,000
  Household International, Inc...............          73,700        6,061,825
                                                                  ------------
                                                                    12,621,825
                                                                  ------------
FOOD CHAINS -- 1.6%
  Safeway, Inc.*.............................         192,800        8,218,100
                                                                  ------------
GAMBLING -- 2.0%
  International Game Technology..............         350,000        7,175,000
  Mirage Resorts, Inc.*......................         108,000        2,767,500
                                                                  ------------
                                                                     9,942,500
                                                                  ------------
HOME FURNISHINGS -- 1.2%
  Mohawk Industries, Inc*....................         232,900        5,968,063
                                                                  ------------
HOSPITALS -- 2.5%
  Healthsouth Corp.*.........................         169,000        6,485,375
  Tenet Healthcare Corp.*....................         261,400        5,816,150
                                                                  ------------
                                                                    12,301,525
                                                                  ------------
LODGING -- 0.5%
  Host Marriott Corp.*.......................         177,800        2,578,100
                                                                  ------------
MEDICAL SUPPLIES -- 1.3%
  Boston Scientific Corp.*...................         111,500        6,411,250
                                                                  ------------
OIL/GAS PRODUCTION -- 4.0%
  Burlington Resources, Inc..................         116,000        5,147,500
  Enron Oil & Gas Co.........................         120,000        2,985,000
  Triton Energy Corp.*.......................          76,800        3,436,800
  United Meridian Corp.*.....................         185,600        8,444,800
                                                                  ------------
                                                                    20,014,100
                                                                  ------------
OILFIELD SERVICES/EQUIPMENT -- 4.9%
  BJ Services Co.*...........................         145,000        5,256,250
  Diamond Offshore Drilling, Inc.*...........         100,000        5,500,000
  Ensco International, Inc.*.................         140,000        4,550,000
  Tidewater, Inc.............................          91,900        3,434,763
  Western Atlas, Inc.*.......................          89,300        5,558,925
                                                                  ------------
                                                                    24,299,938
                                                                  ------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 7.4%
  Accustaff, Inc.*...........................         205,100        5,306,962
  Corestaff, Inc.*...........................         157,500        4,213,125
  Corrections Corp. of America*..............         213,200        6,662,500
  CUC International, Inc.*...................         151,162        6,027,585
  MFS Communications, Inc.*..................          89,500        3,904,438
  Republic Waste Industries*.................         175,000        5,075,000
  USA Waste Services, Inc.*..................         185,600        5,846,400
                                                                  ------------
                                                                    37,036,010
                                                                  ------------
OTHER FINANCIAL SERVICES -- 2.7%
  Equifax, Inc...............................         232,600        6,134,825

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORE GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCKS -- 96.6%
---------------------------------------------------------

OTHER FINANCIAL SERVICES (CONTINUED)
  Sunamerica Inc.............................         205,100     $  7,075,950
                                                                  ------------
                                                                    13,210,775
                                                                  ------------
PIPELINES -- 1.1%
  Williams Companies, Inc....................         108,200        5,518,200
                                                                  ------------
RECREATION PRODUCTS -- 1.2%
  Harley-Davidson, Inc.......................         140,000        6,020,000
                                                                  ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 3.9%
  Intel Corp.................................          77,000        7,348,687
  S3, Inc.*..................................         322,000        6,359,500
  Vitesse Semiconductor*.....................         150,000        5,793,750
                                                                  ------------
                                                                    19,501,937
                                                                  ------------
SOFTWARE -- 11.1%
  Baan Co. NV*...............................          94,900        3,167,287
  BMC Software*..............................          70,000        5,565,000
  Cadence Design Systems, Inc.*..............         128,625        4,598,344
  Computer Associates International, Inc.....         105,000        6,273,750
  Microsoft Corp.*...........................          44,000        5,802,500
  Netscape Communications, Inc.*.............         124,000        5,750,500
  Parametric Technology Corp.*...............         117,000        5,776,875
  Rational Software Corp.*...................         220,000        7,507,500
  Sterling Commerce, Inc.*...................         160,000        4,720,000
  Synopsys, Inc.*............................         130,600        6,023,925
                                                                  ------------
                                                                    55,185,681
                                                                  ------------
SPECIALTY CHAINS -- 4.9%
  Borders Group, Inc.*.......................         182,600        6,801,850
  Home Depot, Inc............................         102,000        5,801,250
  Staples, Inc.*.............................         240,700        5,340,531
  Tech Data Corp.*...........................         230,000        6,411,250
                                                                  ------------
                                                                    24,354,881
                                                                  ------------
SPECIALTY INSURERS -- 1.2%
  MGIC Investment Corp.......................          87,100        5,868,363
                                                                  ------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT -- 9.7%
  ADC Telecommunications*....................         110,000     $  7,040,000
  Andrew Corp.*..............................         110,000        5,486,250
  Aspect Telecommunications Corp.*...........          82,300        5,123,175
  Cascade Communications Corp*...............          78,200        6,373,300
  DSP Communications, Inc.*..................         152,300        8,509,762
  ICG Communications*........................         215,000        4,515,000
  Nokia Corp.................................         133,000        5,885,250
  Telebras-Sponsored ADR.....................          68,000        5,338,000
                                                                  ------------
                                                                    48,270,737
                                                                  ------------
TELEPHONE -- 3.7%
  LCI International, Inc.*...................         195,700        6,164,550
  Nextel Communications, Inc.*...............         170,000        3,145,000
  Teleport Comm.*............................         310,000        7,323,750
  WorldCom, Inc.*............................          90,200        1,928,025
                                                                  ------------
                                                                    18,561,325
                                                                  ------------
TOTAL COMMON STOCKS
  (Cost $372,559,894)........................................      481,863,845
                                                                  ------------

                                                   PRINCIPAL
                                                    AMOUNT           VALUE
------------------------------------------------------------------------------
COMMERCIAL PAPER -- 4.0%
------------------------------------------------------------------------------
  Merrill Lynch & Co.
    5.85%, 10/01/96
    (Cost $19,644,000).......................     $19,644,000       19,644,000
                                                                  ------------
TOTAL INVESTMENTS -- 100.6%
  (Cost $392,203,894)........................................     $501,507,845
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.6%) .                   (2,865,689)
                                                                  ------------
NET ASSETS -- 100.0%.........................................     $498,642,156
                                                                  ------------

---------------
* Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INCOME & GROWTH FUND
PORTFOLIOS A, B & C
-------------------------------------------------------------------

                                MANAGEMENT TEAM

                                 John D. Wylie
                       Partner, Chief Investment Officer,
                            Investor Services Group
                                Maren Lindstrom
                               Portfolio Manager
                                 Sandra K. Durn
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Income & Growth Fund seeks to maximize total return through investment primarily in convertible and equity securities of U.S. companies.

  REVIEW AND OUTLOOK: The Income & Growth Portfolios earned steady returns through the period on the strength of the Fund's individual holdings in the technology, insurance, and commercial and industrial services sectors. The Fund, which holds convertible bonds, preferred stocks, and other equity securities of U.S. companies, performed well compared with the First Boston Convertibles Index, an industry benchmark. For example, Portfolio C shares returned 8.2% for the period, April 1 through September 30, 1996; the benchmark rose 4.5% during the same period. The Portfolio's effective yield for the 30 day period ended September 30 was 1.09%.

  The Fund seeks to tap the growth potential of small and medium-sized companies through securities convertible into common stocks. By investing in these types of securities, we seek lower risk than that found in the individual companies' stocks and gain bond income as well. Convertible bonds are typically less sensitive to interest rate risk than conventional bonds.

  From April through September, the Portfolios were rewarded by the Fund's holdings in such companies as Staples, the operator of discount office supply stores, and 3Com, a computer products company. Staples shares rose sharply during the period as a result of its announced merger with Office Depot and this helped drive up the value of its convertible bonds. The convertible notes of 3Com rose along with the company's stock as earnings and earnings projections for the California-based technology company continued to grow. The company offers computer networking solutions for data interface networks and other products and services. 3Com has introduced 29 new products this year and has taken away market share from Intel, its largest competitor. Among the holdings we sold were Enron Corp., which showed a weak oil reserve replacement, and MFS Communications, Inc., which took profits on a merger with WorldCom.

  We remain optimistic about the outlook for investing in convertible securities and believe our unique approach of managing the Fund for the underlying equity values will continue to provide an excellent investment option for shareholders.

                            REPRESENTATIVE HOLDINGS

                              Service Corporation
                           United States Filter Corp.
                             Noble Affiliates, Inc.
                                 Staples, Inc.
                             Thermo Electron Corp.
                               California Energy
                                   3Com Corp.
                           United Waste Systems, Inc.
                         Penncorp Financial Group, Inc.
                                  Hexcel Corp.

--------------------------------------------------------------------------------

INCOME & GROWTH PORTFOLIOS
-------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUALIZED TOTAL RETURNS AS OF 09/30/96
1 Year                                                           5 Years                 Since Inception
11.49%                                                            12.58%                          13.60%
                                           Income and Growth Portfolio A  First Boston Convertible Index
12/31/86                                                         $ 9,475                        $ 10,000
3/31/87                                                           10,697                          11,278
6/30/87                                                           10,707                          11,550
9/30/87                                                           11,281                          12,082
12/31/87                                                           9,124                           9,978
3/31/88                                                            9,660                          10,690
6/30/88                                                           10,432                          11,219
9/30/88                                                           10,389                          11,101
12/31/88                                                          10,873                          11,316
3/31/89                                                           12,152                          11,975
6/30/89                                                           12,810                          12,537
9/30/89                                                           13,560                          13,065
12/31/89                                                          13,878                          12,873
3/31/90                                                           14,513                          12,715
6/30/90                                                           15,328                          13,019
9/30/90                                                           13,545                          11,629
12/31/90                                                          14,049                          11,986
3/31/91                                                           16,140                          13,598
6/30/91                                                           16,402                          13,747
9/30/91                                                           18,158                          14,775
12/31/91                                                          19,325                          15,476
3/31/92                                                           19,429                          16,212
6/30/92                                                           18,694                          16,615
9/30/92                                                           19,403                          17,260
12/31/92                                                          21,100                          18,197
3/31/93                                                           21,933                          19,529
6/30/93                                                           23,789                          20,053
9/30/93                                                           25,862                          21,050
12/31/93                                                          26,687                          21,572
3/31/94                                                           26,028                          20,947
6/30/94                                                           24,791                          20,378
9/30/94                                                           25,280                          20,987
12/31/94                                                          24,491                          20,554
3/31/95                                                           25,342                          21,758
6/30/95                                                           27,102                          23,743
9/30/95                                                           29,462                          25,214
12/31/95                                                          29,799                          25,429
3/31/96                                                           31,932                          26,915
6/30/96                                                           33,019                          27,489
9/30/96                                                           34,667                          28,115

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUALIZED TOTAL RETURNS AS OF 03/31/96
1 Year                                                           5 Years                 Since Inception
11.24%                                                            12.63%                          13.51%
                                           Income and Growth Portfolio B  First Boston Convertible Index
12/31/86                                                        $ 10,000                        $ 10,000
3/31/87                                                           11,272                          11,278
6/30/87                                                           11,264                          11,550
9/30/87                                                           11,849                          12,082
12/31/87                                                           9,567                           9,978
3/31/88                                                           10,113                          10,690
6/30/88                                                           10,904                          11,219
9/30/88                                                           10,841                          11,101
12/31/88                                                          11,328                          11,316
3/31/89                                                           12,640                          11,975
6/30/89                                                           13,304                          12,537
9/30/89                                                           14,060                          13,065
12/31/89                                                          14,367                          12,873
3/31/90                                                           15,000                          12,715
6/30/90                                                           15,817                          13,019
9/30/90                                                           13,954                          11,629
12/31/90                                                          14,450                          11,986
3/31/91                                                           16,574                          13,598
6/30/91                                                           16,816                          13,747
9/30/91                                                           18,587                          14,775
12/31/91                                                          19,750                          15,476
3/31/92                                                           19,824                          16,212
6/30/92                                                           19,043                          16,615
9/30/92                                                           19,734                          17,260
12/31/92                                                          21,425                          18,197
3/31/93                                                           22,235                          19,529
6/30/93                                                           24,046                          20,053
9/30/93                                                           26,120                          21,050
12/31/93                                                          26,892                          21,572
3/31/94                                                           26,183                          20,947
6/30/94                                                           24,909                          20,378
9/30/94                                                           25,369                          20,987
12/31/94                                                          24,540                          20,554
3/31/95                                                           25,329                          21,758
6/30/95                                                           27,070                          23,743
9/30/95                                                           29,369                          25,214
12/31/95                                                          29,672                          25,429
3/31/96                                                           31,775                          26,915
6/30/96                                                           32,788                          27,489
9/30/96                                                           34,389                          28,115

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUALIZED TOTAL RETURNS AS OF 09/30/96
1 Year                                                           5 Years                 Since Inception
16.93%                                                            13.06%                           13.49
                                           Income and Growth Portfolio C  First Boston Convertible Index
12/31/86                                                        $ 10,000                        $ 10,000
3/31/87                                                           11,272                          11,278
6/30/87                                                           11,264                          11,550
9/30/87                                                           11,849                          12,082
12/31/87                                                           9,567                           9,978
3/31/88                                                           10,113                          10,690
6/30/88                                                           10,904                          11,219
9/30/88                                                           10,841                          11,101
12/31/88                                                          11,328                          11,316
3/31/89                                                           12,640                          11,975
6/30/89                                                           13,304                          12,537
9/30/89                                                           14,060                          13,065
12/31/89                                                          14,367                          12,873
3/31/90                                                           15,000                          12,715
6/30/90                                                           15,817                          13,019
9/30/90                                                           13,954                          11,629
12/31/90                                                          14,450                          11,986
3/31/91                                                           16,574                          13,598
6/30/91                                                           16,816                          13,747
9/30/91                                                           18,587                          14,775
12/31/91                                                          19,750                          15,476
3/31/92                                                           19,824                          16,212
6/30/92                                                           19,043                          16,615
9/30/92                                                           19,734                          17,260
12/31/92                                                          21,425                          18,197
3/31/93                                                           22,235                          19,529
6/30/93                                                           24,046                          20,053
9/30/93                                                           26,120                          21,050
12/31/93                                                          26,892                          21,572
3/31/94                                                           26,183                          20,947
6/30/94                                                           24,909                          20,378
9/30/94                                                           25,369                          20,987
12/31/94                                                          24,540                          20,554
3/31/95                                                           25,329                          21,758
6/30/95                                                           27,065                          23,743
9/30/95                                                           29,368                          25,214
12/31/95                                                          29,651                          25,429
3/31/96                                                           31,743                          26,915
6/30/96                                                           32,741                          27,489
9/30/96                                                           34,341                          28,115

The graphs compare a $10,000 investment in the Income & Growth Portfolio A (front load), the Income & Growth Portfolio B (back-end load) and the Income & Growth Portfolio C (level load) with a similar investment in the First Boston Convertible Index, on a cumulative and average annual total return basis. Returns reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance figures include the maximum applicable sales charge of 5.25% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 Plan which commenced at inception of each share class.

Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Portfolio's registration statement on 4/19/93. Limited partnership returns are restated to reflect all fees and expenses applicable to each share class. If the limited partnership had been registered as an investment company under federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

Total returns reflect the fact that fees and expenses in excess of certain expense limitations specified in the investment management agreement have been deferred by the Adviser. Total return results would have been lower had there been no deferral.

The First Boston Convertible Index is an unmanaged market weighted index representing the universe of convertible securities whether they are convertible preferred stocks or convertible bonds. Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no indication of future performance. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
INCOME & GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------
COMMON STOCKS -- 14.2%
---------------------------------------------------------

ADVERTISING -- 2.4%
  Omnicom Group, Inc.........................        61,429     $  2,871,806
                                                                ------------
ELECTRICAL UTILITIES -- 0.6%
  AES Corp.*.................................        17,980          707,962
                                                                ------------
FINANCIAL SERVICES -- 0.2%
  First Chicago NBD Corp.....................        11,700          223,762
                                                                ------------
GAS UTILITIES -- 0.9%
  MCN Corp...................................        41,860        1,124,987
                                                                ------------
INVESTMENTS -- 1.7%
  Merrill 6.25% "IGL"-Strypes................        51,526        2,073,921
                                                                ------------
INSURANCE SERVICES -- 1.0%
  Penncorp Financial Group...................        20,805        1,178,083
                                                                ------------
MACHINERY/EQUIPMENT -- 0.5%
  Cooper Industry, Inc.......................        26,400          541,200
                                                                ------------
SOAPS/COSMETICS -- 0.1%
  AJL Peps Trust.............................         8,610          170,048
                                                                ------------
REAL ESTATE INVESTMENT TRUSTS -- 6.1%
  Cali Realty Corp...........................        39,920        1,082,830
  CenterPoint Properties Corp................        30,000          806,250
  Patriot American Hospitality, Inc..........        25,830          868,534
  Reckson Associates Realty Corp.............        49,530        1,838,801
  Spieker Properties, Inc....................        20,300          596,313
  Weeks Corp.................................        55,120        1,570,920
  Starwood Lodging Trust.....................        14,900          623,937
                                                                ------------
                                                                   7,387,585
                                                                ------------
TELECOMMUNICATIONS -- 0.0%
  MFS Communications Co., Inc................         1,232           53,746
                                                                ------------
TELEPHONE -- 0.7%
  ICG Communications*........................        31,766          667,086
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $14,240,312).......................................       17,000,186
                                                                ------------

----------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 27.1%
----------------------------------------------------------------------------
BROADCASTING -- 3.7%
  American Radio Systems Corp., 7.0%*........        39,100     $  2,130,950
  SFX Broadcasting, Inc., Series D, 6.5%*....        40,080        2,304,600
                                                                ------------
                                                                   4,435,550
                                                                ------------
ELECTRICAL UTILITIES -- 3.0%
  California Energy Capital Trust*...........        27,380        1,635,955
  Devon Energy 144A Pfd*.....................        30,148        1,575,233
  Santa Fe Energy Res. Inc., $.732...........        31,100          388,750
                                                                ------------
                                                                   3,599,938
                                                                ------------
ELECTRONIC DATA PROCESSING -- 2.0%
  Ceridian Corp., 5.5%.......................        21,975        2,400,769
                                                                ------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

GAS UTILITIES -- 1.5%
  Noram Financing I, 6.25%...................        29,100     $  1,786,013
                                                                ------------
MACHINERY/EQUIPMENT -- 0.6%
  Greenfield Capital Trust, 6.0%*............        16,510          718,185
                                                                ------------
MEDICAL DEVICES -- 0.9%
  United States Surgical Corp., Series A,
    $2.20....................................        24,720        1,022,790
                                                                ------------
MULTI-LINE INSURERS -- 1.2%
  Allstate Corp., $2.30......................        29,900        1,390,350
                                                                ------------
OIL/GAS PRODUCTION -- 1.2%
  Occidental Petroleum Corp., $3.00..........        23,800        1,398,250
                                                                ------------
OTHER CONSUMER SERVICES -- 2.8%
  SCI Finance LLC, Series A, $3.125..........        34,690        3,555,725
                                                                ------------
REGIONAL BANKS -- 1.3%
  Sakura Finance Trust, 0.75%................            26        1,523,104
                                                                ------------
PIPELINES -- 1.4%
  Williams Cos., $3.50.......................        20,595        1,681,067
                                                                ------------
RESTAURANTS -- 1.5%
  Wendy's Financing CV Pfd...................        35,300        1,817,950
                                                                ------------
SPECIALTY INSURERS -- 1.8%
  American Bankers Insurance, Series B,
    6.25%....................................        36,290        2,141,110
                                                                ------------
TELECOMMUNICATIONS -- 2.2%
  LM Ericsson Telephone Co., 4.25%...........       767,670        2,638,866
                                                                ------------
TELEPHONE -- 0.8%
  Nortel Inversora S A.......................        24,910        1,005,741
                                                                ------------
WHOLESALE DISTRIBUTION -- 1.2%
  Alco Standard Corp. Series BB, $5.040......        16,540        1,505,140
                                                                ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $28,502,445).......................................       32,620,548
                                                                ------------

                                                  Principal
                                                   Amount          Value
----------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 56.3%
----------------------------------------------------------------------------
BROADCASTING -- 0.4%
  Comcast Corp.
    3.375%, 09/09/05.........................     $  60,000     $     52,575
  Telemundo Group, Inc.
    7.000%, 02/15/06.........................       225,000          215,437
                                                                ------------
                                                                     268,012
                                                                ------------
BUILDING MATERIALS -- 2.1%
  Hexcel Corp.
    7.000%, 08/01/03.........................       840,000        1,187,550
  Home Depot, Inc.
    3.250%, 10/01/01.........................     1,310,000        1,334,563
                                                                ------------
                                                                   2,522,113
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INCOME & GROWTH FUND

                                                PRINCIPAL
                                                 AMOUNT     VALUE

---------------------------------------------------------
CONVERTIBLE CORPORATE BONDS (Continued)
---------------------------------------------------------

CLOTHING CHAINS -- 3.2%
  Charming Shoppes, Inc.
    7.500%, 07/15/06.........................     $1,365,000    $  1,470,787
  Nine West Group, Inc.*
    5.500%, 07/15/03.........................     1,220,000        1,314,550
  Saks Holdings, Inc.
    5.500%, 09/15/06.........................     1,040,000        1,101,100
                                                                ------------
                                                                   3,886,437
                                                                ------------
COMPUTERS/OFFICE AUTOMATION -- 2.8%
  Conner Peripherals, Inc.
    6.500%, 03/01/02.........................     1,320,000        1,518,000
  Safeguard Scientifics*
    6.000%, 02/01/06.........................     1,375,000        1,832,188
                                                                ------------
                                                                   3,350,188
                                                                ------------
DEPARTMENT/DISCOUNT STORES -- 3.2%
  Proffitt's, Inc.*
    4.750%, 11/01/03.........................     1,758,000        1,826,123
  Price Co.
    0.055%, 02/28/12.........................     1,904,000        1,968,260
                                                                ------------
                                                                   3,794,383
                                                                ------------
DRUGS/PHARMACEUTICALS -- 3.1%
  Elan International Finance*
    0.000%, 10/16/12.........................     1,718,000        1,108,110
  Sandoz Capital BVI LTD*
    2.000%, 10/06/02.........................       900,000        2,660,325
  Sandoz Euro
    2.000%, 10/06/02.........................     1,470,000
                                                                ------------
                                                                   3,768,435
                                                                ------------
ELECTRIC UTILITIES -- 1.2%
  AES Corp.
    10.250%, 07/15/06........................     1,385,000        1,471,562
                                                                ------------
ELECTRONICS -- 2.2%
  Analog Devices
    3.500%, 12/01/00.........................     1,060,000        1,294,525
  Sanmina Corp.
    5.500%, 08/15/02.........................       920,000        1,404,150
                                                                ------------
                                                                   2,698,675
                                                                ------------
ELECTRONIC DATA PROCESSING -- 3.2%
  C-Cube Microsystems, Inc.
    5.875%, 11/01/05.........................       185,000          273,337
  First Financial Management Corp.
    5.000%, 12/15/99.........................       715,000        1,353,138
  Automatic Data Process*
    0.000%, 02/20/12.........................     3,985,000        2,281,412
                                                                ------------
                                                                   3,907,887
                                                                ------------
ELECTRONIC INSTRUMENTS -- 1.7%
  ADT Operations, Inc.*
    0.000%, 07/06/10.........................     3,093,000        1,848,067

                                                PRINCIPAL
                                                 AMOUNT     VALUE

---------------------------------------------------------

ELECTRONIC INSTRUMENTS (CONTINUED)
  Checkpoint Systems, Inc. Euro
    5.250%, 11/01/05.........................     $ 100,000     $    154,750
                                                                ------------
                                                                   2,002,817
                                                                ------------
ENVIRONMENTAL SERVICES -- 5.5%
  U.S. Filter Corp.*
    6.000%, 09/15/05.........................     1,538,000        2,970,263
  Sanifill, Inc.
    5.000%, 03/01/06.........................     1,918,000        2,416,680
  United Waste Systems, Inc.*
    4.500%, 06/01/01.........................     1,060,000        1,287,900
                                                                ------------
                                                                   6,674,843
                                                                ------------
FOOD CHAINS -- 2.6%
  Food Lion, Inc.
    5.000%, 06/01/03.........................       949,000        1,161,339
  Starbucks Corp.
    4.250%, 11/01/02.........................     1,280,000        1,926,400
                                                                ------------
                                                                   3,087,739
                                                                ------------
INDUSTRIAL ENGINEERING/CONSTRUCTION -- 1.0%
  Empresas ICA Sociedad
    5.000%, 03/15/04.........................     1,726,000        1,210,358
                                                                ------------
INSURANCE SERVICES -- 2.1%
  American Travellers Corp.
    6.500%, 10/01/05.........................     1,123,000        2,521,135
                                                                ------------
INVESTMENT COMPANIES -- 0.6%
  Morgan Stanley Group*
    0.000%, 09/30/00.........................       690,000          747,788
                                                                ------------
LODGING -- 2.5%
  Marriott International
    0.000%, 03/25/11.........................     3,125,000        1,707,031
  Hilton Hotels Corp.
    5.000%, 05/15/06.........................     1,210,000        1,300,750
                                                                ------------
                                                                   3,007,781
                                                                ------------
MACHINERY/EQUIPMENT -- 2.8%
  Thermo Electron Corp.
    4.250%, 01/01/03.........................     1,675,000        2,049,781
  Thermo Electron Corp. Euro*
    4.250%, 01/01/03.........................     1,110,000        1,340,325
                                                                ------------
                                                                   3,390,106
                                                                ------------
MEDICAL/NURSING/HEALTH SERVICES -- 2.1%
  Phycor, Inc.
    4.500%, 02/15/03.........................       710,000          803,188
  Renal Treatment Centers, Inc.*
    5.625%, 07/15/06.........................     1,480,000        1,716,800
                                                                ------------
                                                                   2,519,988
                                                                ------------
OIL/GAS PRODUCTION -- 6.1%
  Baker Hughes, Inc.*
    0.000%, 05/05/08.........................     2,520,000        1,764,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                PRINCIPAL
                                                 AMOUNT     VALUE

---------------------------------------------------------

CONVERTIBLE CORPORATE BONDS (Continued)
---------------------------------------------------------

OIL/GAS PRODUCTION (CONTINUED)
  Cliffs Drilling Co.
    10.250%, 05/15/03........................     $ 400,000     $    417,000
  Noble Affiliates, Inc.
    0.0425, 11/01/03.........................     2,120,000        2,427,400
  Pride Petroleum Services, Inc.
    0.0625, 02/15/06.........................     1,208,000        1,603,620
  Nabors Industries, Inc.
    5.000%, 05/15/06.........................     1,160,000        1,173,050
                                                                ------------
                                                                   7,385,070
                                                                ------------
OTHER PRODUCTION/MANUFACTURING -- 0.9%
  ALFA S.A. DE C.V.*
    8.000%, 09/15/00.........................     1,000,000        1,068,750
                                                                ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 1.8%
  3Com Corp.
    10.250%, 11/01/01........................       665,000        1,267,656
  S3 Inc.
    5.750%, 10/01/03.........................       680,000          842,350
                                                                ------------
                                                                   2,110,006
                                                                ------------
SPECIALTY CHAINS -- 2.0%
  Staples, Inc.*
    4.50%, 10/01/00..........................     2,099,000        2,453,206
                                                                ------------
TECHNOLOGY -- 1.0%
  Intermedia Communications, Inc.*
    0.000%, 05/15/06.........................       175,000          109,812
  National Education Corporation
    6.500%, 05/15/11.........................       955,000          897,700
  Sygnet Wireless, Inc.
    11.500%, 10/01/06........................       150,000          154,875
                                                                ------------
                                                                   1,162,387
                                                                ------------

                                                PRINCIPAL
                                                 AMOUNT     VALUE

---------------------------------------------------------

TELECOMMUNICATIONS -- 0.9%
  Midcom Communications, Inc.*
    8.25% 08/15/03...........................     $ 785,000     $    887,050
  Pricecellular Wire*
    14.000%, 11/15/01........................       250,000          225,000
                                                                ------------
                                                                   1,112,050
                                                                ------------
WHOLESALE DISTRIBUTORS -- 1.2%
  Danka Business Systems PLC
    6.750%, 04/01/02.........................     1,000,000        1,443,750
                                                                ------------
TOTAL CONVERTIBLE CORPORATE BONDS
  (Cost $58,657,859).......................................       67,565,466
                                                                ------------

----------------------------------------------------------------------------
COMMERCIAL PAPER -- 2.6%
----------------------------------------------------------------------------
  Merrill Lynch & Co.
    5.85% 10/01/96
    (Cost $3,153,000)........................     $3,153,000    $  3,153,000
                                                                ------------
TOTAL INVESTMENTS -- 100.1%
  (Cost $104,553,616)......................................     $120,339,200
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%)............
                                                                     (70,689)
                                                                ------------
NET ASSETS -- 100.0%.......................................     $120,268,511
                                                                ------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

BALANCED GROWTH FUND
PORTFOLIOS A, B & C
-------------------------------------------------------------------

                                MANAGEMENT TEAM
                                    EQUITIES

                           Lawrence S. Speidell, CFA
                Partner, Director of Global/Systematic Portfolio
                            Management and Research
                                  John J. Kane
                   Senior Portfolio Manager, U.S. Systematic
                              Craig R. Occhialini
                       Portfolio Manager, U.S. Systematic
                               Mark W. Stuckelman
                       Portfolio Manager, U.S. Systematic
                                 Chris McCaman
                          Assistant Portfolio Manager
                                  Stephen Ross
                          Assistant Portfolio Manager

                                     BONDS

                                 John D. Wylie
                       Partner, Chief Investment Officer,
                            Investor Services Group
                               Fred S. Robertson
                       Partner, Chief Investment Officer,
                            Fixed Income Management
                            Douglas G. Forsyth, CFA
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Balanced Growth Fund seeks to provide capital appreciation and current income by investing approximately 60% of total assets in equity and convertible securities primarily of U.S. companies and 40% of total assets in debt securities, money market instruments, and other short-term investments.

  REVIEW AND OUTLOOK: The Balanced Growth Portfolios delivered strong gains during the six months from April 1 to September 30, 1996. While the Fund was affected by the broad market downturn in July, its small- and mid-cap stock holdings rebounded in August and September, contributing to superior returns for the period.

  For example, Portfolio C shares rose 9.3% during the 6 month period, compared with a 5.5% return for a balanced index comprising 60% of the Standard & Poor's 500 Index and 40% of the Lehman Government/Corporate Index.

  Stock picks in the technology sector contributed to the Fund's turnaround from the summer setback. Stock selection in the retail, health care, financial, and commercial-industrial services sectors also added to the Fund's gains over the benchmark.

  The stock portion of the Fund at the end of September was invested 32% in technology, 9% in health care, 12% in retail, 12% in financial services, and 7% in consumer services.

  Among the Fund's best performers was Ascend Communications, a maker of high-speed digital network access products. Its price soared above its competitors because of a 30% increase in international sales. Another top performer was Ross Stores, the third largest off-price retailer in the country. Ross operates 300 outlets offering first quality, discounted merchandise for the entire family. Its earnings jumped 60% this year due to favorable industry dynamics and an expanded and experienced merchandise buying organization. We sold shares of CQ Microsystems after the company reported disappointing earnings due to encroaching competition from IBM. America Online was having difficulty retaining subscribers, causing estimates of future earnings to fall. As a result, we sold this issue at the end of the period.

  Reports of higher employment and a stronger economy, especially during April and May, sent yields higher and bond prices lower early in the period.

--------------------------------------------------------------------------------

BALANCED GROWTH FUND
PORTFOLIOS A, B & C -- CONTINUED
--------------------------------------------------------------------------------

But with the Federal Reserve's decision not to raise interest rates this fall, bond prices firmed. This resulted in a sluggish period for the fixed income portion of the Fund.
  In actively managing the fixed income side of the Fund, we changed the structure of the Fund to take advantage of major activity in the market. We reduced the duration (a measure of the Fund's tendency to fluctuate in value) during the period, bringing it closer in line to that of the benchmark and reflecting a more conservative stance.

  Economically, it appears we are in a slow-growth environment. In line with our style of growth investing, we actively seek companies that are using economic change to their benefit. We are optimistic that over the long term our disciplined approach to selecting high-quality U.S. government bonds and dynamic growth stocks will continue to deliver investment benefits to our shareholders.

                            REPRESENTATIVE HOLDINGS

                          Ascend Communications, Inc.
                            McAfee Associates, Inc.
                               Ross Stores, Inc.
                         Jones Medical Industries, Inc.
                           Green Tree Financial Corp.
                        Robert Half International, Inc.
                 United States Treasury Note, 7.500%, 11/15/01
                 United States Treasury Note, 7.500%, 05/15/02 United States Treasury Note, 6.250%, 08/31/00
                      TJX Companies Note, 6.625%, 06/15/00

--------------------------------------------------------------------------------

BALANCED GROWTH PORTFOLIOS
-------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUALIZED TOTAL RETURNS AS OF 09/30/96
1 Year                                                         5 Years         Since Inception
5.93%                                                            6.48%                  10.45%
                                           Balanced Growth Portfolio A
                                                                          Balanced 60/40 Index
4/19/93                                                        $ 9,475                $ 10,000
6/30/93                                                         10,464                  10,168
9/30/93                                                         11,058                  10,461
12/31/93                                                        10,737                  10,594
3/31/94                                                         10,361                  10,220
6/30/94                                                          9,746                  10,196
9/30/94                                                         10,250                  10,516
12/31/94                                                        10,061                  10,533
3/31/95                                                         10,694                  11,358
6/30/95                                                         11,682                  12,303
9/30/95                                                         12,605                  12,982
12/31/95                                                        12,419                  13,695
3/31/96                                                         12,850                  14,001
6/30/96                                                         13,597                  14,404
9/30/96                                                         14,092                  14,777

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUALIZED TOTAL RETURNS AS OF 09/30/96
1 Year                                                                         Since Inception
5.74%                                                                                   14.80%
                                           Balanced Growth Portfolio B
                                                                          Balanced 60/40 Index
5/31/96                                                       $ 10,000                $ 10,000
9/30/95                                                         11,254                  10,733
12/31/95                                                        11,065                  11,322
3/31/96                                                         11,445                  11,575
6/30/96                                                         12,098                  11,908
9/30/96                                                         12,025                  12,217

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUALIZED TOTAL RETURNS AS OF 09/30/96
1 Year                                                         3 Years         Since Inception
11.11%                                                           7.76%                  11.58%
                                           Balanced Growth Portfolio C
                                                                          Balanced 60/40 Index
4/19/93                                                       $ 10,000                $ 10,000
6/30/93                                                         11,039                  10,168
9/30/93                                                         11,661                  10,461
12/31/93                                                        11,305                  10,594
3/31/94                                                         10,891                  10,220
6/30/94                                                         10,228                  10,196
9/30/94                                                         10,738                  10,516
12/31/94                                                        10,522                  10,533
3/31/95                                                         11,161                  11,358
6/30/95                                                         12,184                  12,303
9/30/95                                                         12,132                  12,982
12/31/95                                                        12,920                  13,695
3/31/96                                                         13,346                  14,001
6/30/96                                                         14,098                  14,404
9/30/96                                                         14,591                  14,777

The graphs compare a $10,000 investment in the Balanced Growth Portfolio A (front load), the Balanced Growth Portfolio B (back-end load) and the Balanced Growth Portfolio C (level load) with a similar investment in a model index consisting of 60% Standard & Poor's 500 Index ("S&P 500") and 40% Lehman Brothers Government/Corporate Bond Index, on a cumulative and average annual total return basis. Returns reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance figures include the maximum applicable sales charge of 5.25% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 Plan which commenced at inception of each share class.

Total returns reflect the fact that fees and expenses in excess of certain expense limitations specified in the investment management agreement have been deferred by the Adviser. Total return results would have been lower had there been no deferral.

The S&P 500 Index is an unmanaged index containing 500 industrial, utility and financial companies regarded as generally representative of the U.S. stock market.

The Lehman Brothers Government/Corporate Bond Index is an unmanaged market-weighted index consisting of all public obligations of the U.S. Government, its agencies and instrumentalities and all corporation issuers of fixed rate, non-convertible, investment grade U.S. dollar denominated bonds having maturities of greater than one year. It is generally regarded as representative of the market for domestic bonds.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no indication of future performance. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
BALANCED GROWTH FUND

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCKS
---------------------------------------------------------

AIRLINES -- 1.0%
  AMR Corp.*.................................         1,700     $    135,363
  Continental Airlines Holding, Inc. - Class
    B*.......................................         6,200          138,725
                                                                ------------
                                                                     274,088
                                                                ------------
APPAREL -- 0.6%
  Stein Mart, Inc.*..........................         7,200          159,300
                                                                ------------
AUTOMOBILES -- 0.5%
  Chrysler Corp..............................         4,900          140,263
                                                                ------------
AUTOMOTIVE EQUIPMENT -- 0.3%
  Gentex Corp.*..............................         3,700           84,175
                                                                ------------
BIOTECHNOLOGY -- 0.8%
  Quintiles Transnational Corp.*.............         2,800          205,100
  Mentor Corp................................           900           24,750
                                                                ------------
                                                                     229,850
                                                                ------------
BUILDING MATERIALS -- 0.4%
  Texas Industries, Inc......................         1,900          113,763
                                                                ------------
BUILDING MATERIAL CHAINS -- 0.7%
  Eagle Hardware & Garden, Inc.*.............         7,000          189,000
                                                                ------------
CATALOG/OUTLET STORES -- 0.6%
  Lands' End, Inc............................         7,300          156,950
                                                                ------------
CHEMICALS -- 0.6%
  Cytec Industries, Inc.*....................         4,400          171,050
                                                                ------------
CLOTHING CHAINS -- 2.2%
  Claire's Stores, Inc.......................         8,550          182,756
  Ross Stores, Inc...........................         7,200          259,200
  TJX Companies..............................         4,600          165,025
                                                                ------------
                                                                     606,981
                                                                ------------
COMPUTERS/OFFICE AUTOMATION -- 1.9%
  Cisco Systems, Inc.*.......................         3,200          198,600
  Iomega Corp.*..............................         6,600          160,050
  Storage Technology Corp.*..................         3,900          147,713
                                                                ------------
                                                                     506,363
                                                                ------------
CONTRACT DRILLING -- 2.9%
  Global Marine, Inc.*.......................        11,100          174,825
  Reading & Bates Corp.*.....................        13,600          368,900
  Transocean Offshore, Inc...................         3,900          238,875
                                                                ------------
                                                                     782,600
                                                                ------------
DEPARTMENT/DISCOUNT STORES -- 0.6%
  Woolworth Corp.*...........................         7,400          152,625
                                                                ------------
DRUGS/PHARMACEUTICALS -- 1.6%
  Dura Pharmaceuticals, Inc.*................         5,600          206,500
  Jones Medical Industries, Inc..............         4,650          225,525
                                                                ------------
                                                                     432,025
                                                                ------------

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

ELECTRONICS/MUSIC CHAINS -- 1.0%
  CompUSA, Inc.*.............................         4,800     $    259,200
                                                                ------------
ELECTRONIC INSTRUMENTS/DIVERSIFIED -- 0.8%
  Dynatech Corp.*............................         4,800          219,600
                                                                ------------
ENTERTAINMENT -- 0.4%
  Regal Cinemas, Inc.*.......................         4,050          101,250
                                                                ------------
FINANCIAL COMPANIES -- 3.4%
  Aames Financial Corp.......................         2,800          141,050
  First USA, Inc.............................         1,600           88,600
  Green Tree Financial Corp..................         4,700          184,475
  Imperial Credit Industries, Inc.*..........         5,600          205,100
  MBNA Corp..................................         3,200          111,200
  The Money Store, Inc.......................         1,900           50,350
  Student Loan Marketing Association.........         1,800          134,325
                                                                ------------
                                                                     915,100
                                                                ------------
GAMBLING -- 1.2%
  Anchor Gaming*.............................         2,600          161,850
  Hilton Hotels Corp.........................         6,000          170,250
                                                                ------------
                                                                     332,100
                                                                ------------
HOME FURNISHINGS -- 0.6%
  Bed Bath & Beyond, Inc.*...................         6,000          164,250
                                                                ------------
HOSPITALS -- 0.3%
  Health Management Associates, Inc. - Class
    A*.......................................         3,400           84,575
                                                                ------------
INVESTMENT COMPANIES -- 1.4%
  Bear Stearns Co............................         4,305          100,091
  Morgan Stanley Group, Inc..................         2,800          139,300
  Salomon, Inc...............................         2,800          127,750
                                                                ------------
                                                                     367,141
                                                                ------------
LIFE INSURERS -- 0.8%
  Conseco, Inc...............................         4,400          216,700
                                                                ------------
LODGING -- 1.5%
  Doubletree Corp.*..........................         4,200          167,475
  HFS, Inc.*.................................         3,400          227,375
                                                                ------------
                                                                     394,850
                                                                ------------
MACHINERY/EQUIPMENT -- 0.5%
  JLG Industries, Inc........................         7,200          135,000
                                                                ------------
MANAGED HEALTHCARE -- 0.8%
  Oxford Health Plans, Inc.*.................         4,600          228,850
                                                                ------------
MEDICAL SUPPLIES -- 0.6%
  Guidant Corp...............................         2,900          160,225
                                                                ------------
METALS -- 0.1%
  Harsco Corp................................           600           37,800
                                                                ------------
OILFIELD SERVICES/EQUIPMENT -- 1.1%
  Camco International, Inc...................         4,700          175,663
  Tidewater, Inc.............................         3,600          134,550
                                                                ------------
                                                                     310,213
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BALANCED GROWTH FUND

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCKS
---------------------------------------------------------

OIL/GAS PRODUCTION -- 1.1%
  Chesapeake Energy Corp.*...................         4,950     $    309,994
                                                                ------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 2.0%
  Corrections Corp. of America*..............         6,800          212,500
  National Education Corp.*..................         5,700          109,013
  PMT Services, Inc.*........................         6,200          125,550
  Robert Half International, Inc.*...........         2,300           84,813
                                                                ------------
                                                                     531,875
                                                                ------------
OTHER CONSUMER PRODUCTS -- 0.6%
  Blyth Industries, Inc.*....................         3,500          169,750
                                                                ------------
OTHER FINANCIAL SERVICES -- 0.7%
  Sunamerica, Inc............................         5,800          200,100
                                                                ------------
OTHER HEALTH SERVICES -- 0.9%
  HBO & Company..............................         3,600          240,300
                                                                ------------
OTHER PRODUCERS/MANUFACTURING -- 0.6%
  BMC Industries, Inc........................         5,800          166,025
                                                                ------------
OTHER RETAIL TRADE -- 0.6%
  CDW Computer Centers, Inc.*................         2,500          170,625
                                                                ------------
PAPER -- 0.6%
  Fort Howard Corp.*.........................         6,400          156,000
                                                                ------------
PIPELINES -- 0.2%
  Williams Companies, Inc....................         1,200           61,200
                                                                ------------
PUBLISHING -- 1.2%
  Gartner Group, Inc.*.......................         3,500          119,000
  Harte-Hanks Communications.................         5,800          161,675
  Meredith Corp..............................           800           39,500
                                                                ------------
                                                                     320,175
                                                                ------------
RECREATIONAL PRODUCTS -- 0.6%
  Fleetwood Enterprises......................         5,100          156,825
                                                                ------------
SAVINGS & LOAN ASSOCIATIONS -- 1.5%
  Charter One Financial, Inc.................         4,830          193,200
  Greenpoint Financial Corp..................         4,600          175,375
  TCF Financial Corp.........................           900           33,863
                                                                ------------
                                                                     402,438
                                                                ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 2.5%
  Atmel Corp.*...............................         8,900          274,788
  Vitesse Semiconductor Corp.*...............         5,100          196,987
  Western Digital Corp.*.....................         5,500          220,687
                                                                ------------
                                                                     692,462
                                                                ------------
SOFTWARE -- 7.9%
  Aspen Technology Inc.*.....................         2,400          162,600
  BMC Software, Inc.*........................         2,700          214,650
  Cadence Design System, Inc.*...............         5,100          182,325
  Computer Associates International, Inc.....         2,850          170,288
  Compuware Corp.*...........................         4,300          196,725
  Integrated Systems, Inc.*..................         5,800          191,400

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

SOFTWARE (CONTINUED)
  McAfee Associations, Inc.*.................         4,200     $    289,800
  Oracle Corp.*..............................         4,000          170,250
  Parametric Technology Co.*.................         3,600          177,750
  Peoplesoft, Inc.*..........................         2,700          224,774
  Rational Software Corp.*...................         5,000          170,624
                                                                ------------
                                                                   2,151,186
                                                                ------------
SPECIALTY CHAINS -- 1.2%
  Gap, Inc. Del..............................         5,100          147,262
  Rexall Sundown, Inc.*......................         4,900          178,850
                                                                ------------
                                                                     326,112
                                                                ------------
TELECOMMUNICATIONS EQUIPMENT -- 5.7%
  Ascend Communications, Inc.*...............         5,200          343,850
  Aspect Telecommunications, Inc.*...........         3,700          230,325
  Cascade Communications, Inc.*..............         3,400          277,100
  Pairgain Technologies, Inc.*...............         5,400          421,875
  TCSI Corp.*................................         3,500           46,375
  U.S. Robotics Corp.*.......................         3,400          219,725
                                                                ------------
                                                                   1,539,250
                                                                ------------
TELEPHONE -- 0.6%
  LCI International, Inc.*                .           5,100          160,650
                                                                ------------
TEXTILES -- 0.6%
  Carlisle Cos, Inc..........................         3,000          166,500
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $11,953,375).......................................       15,847,354
                                                                ------------

                                                  Principal
                                                   Amount
----------------------------------------------------------------------------
CORPORATE BONDS -- 17.6%
----------------------------------------------------------------------------
AEROSPACE -- 0.9%
  Lockheed Martin Corp.
    7.75%, 05/01/26..........................     $ 250,000          248,750
                                                                ------------
BROADCASTING -- 1.0%
  Sinclair Broadcasting Group
    10.00%, 09/30/96.........................       200,000          203,000
  Telemundo Group, Inc.
    7.00%, 02/15/06..........................        75,000           71,813
                                                                ------------
                                                                     274,813
                                                                ------------
CLOTHING CHAINS -- 3.6%
  TJX Companies, Inc.
    6.625%, 06/15/00.........................     1,000,000          986,250
                                                                ------------
FINANCE COMPANIES -- 2.5%
  Contifinancial Corp.
    8.3755%, 08/15/03........................       500,000          497,500
  Ocwen Financial Corp.
    11.875%, 10/01/03........................       175,000          183,750
                                                                ------------
                                                                     681,250
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                 PRINCIPAL
                                                  AMOUNT     VALUE

---------------------------------------------------------
CORPORATE BONDS (Continued)
---------------------------------------------------------

GAMBLING -- 2.3%
  Bally's Grand, Inc.
    10.375%, 12/15/03........................     $ 150,000     $    165,000
  Casino Magic - Louisiana
    13.00%, 08/15/03.........................       200,000          204,250
  Majestic Star Casino
    12.75%, 05/15/03.........................       250,000          275,000
                                                                ------------
                                                                     644,250
                                                                ------------
LIFE INSURERS -- 1.9%
  Penncorp Financial Group
    9.25%, 12/15/03..........................       500,000          509,375
                                                                ------------
OIL/GAS PRODUCTION -- 0.3%
  KCS Energy, Inc.
    11.00%, 01/15/03.........................        75,000           81,750
                                                                ------------
OILFIELD SERVICES/EQUIPMENT -- 0.8%
  Cliffs Drilling
    10.25%, 05/15/03.........................       200,000          208,500
                                                                ------------
OTHER COMMUNICATION/INDUSTRIAL SERVICES -- 0.4%
  Iron Mountain, Inc.
    10.125%, 10/01/06........................       100,000          102,500
                                                                ------------
OTHER PRODUCERS/MANUFACTURING -- 0.6%
  J.B. Poindexter & Co.
    12.50%, 05/15/04.........................       175,000          168,438
                                                                ------------
SOAPS/COSMETICS -- 0.6%
  Revlon Consumer Products Corp.
    10.50%, 02/15/03.........................       150,000          156,750
                                                                ------------
SPECIALTY CHAINS -- 0.3%
  CompUSA, Inc.
    9.50%, 06/15/00..........................        75,000           77,250
                                                                ------------
TELECOMMUNICATIONS EQUIPMENT -- 0.9%
  Net Sat Servicos Ltd. A
    12.75%, 08/05/04.........................       225,000          240,187
                                                                ------------
TELEPHONE -- 1.5%
  Intermedia Communications of Florida
    0.00%, 05/15/06..........................       100,000           62,750
  PriceCellular Wire
    14.00%, 11/15/01.........................       200,000          180,000
  Teleport Communications
    9.875%, 07/01/06.........................        25,000           25,812

                                                 PRINCIPAL
                                                  AMOUNT     VALUE

---------------------------------------------------------

TELEPHONE (CONTINUED)
  Winstar Communications
    0.00%, 10/15/05..........................     $ 225,000     $    128,250
                                                                ------------
                                                                     396,812
                                                                ------------
TOTAL CORPORATE BONDS
  (Cost $4,663,779)........................................     $  4,776,874
                                                                ------------
U.S. TREASURY OBLIGATIONS -- 19.6%
----------------------------------------------------------------------------
U.S.TREASURY BONDS -- 3.5%
    8.125%, 08/15/21.........................       830,000     $    931,741
U.S.TREASURY NOTES -- 16.1%
    7.875%, 04/15/98.........................       180,000          184,883
    6.250%, 08/31/00.........................     1,000,000          994,800
    7.500%, 11/15/01.........................     1,040,000        1,085,500
    7.500%, 05/15/02.........................     1,000,000        1,047,310
    7.000%, 07/15/06.........................       750,000          765,855
    6.000%, 02/15/26.........................       350,000          307,766
                                                                ------------
                                                                   4,386,114
                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $5,480,253)........................................     $  5,317,855
                                                                ------------

----------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 2.7%
----------------------------------------------------------------------------
  Tennessee Valley Authority Notes
    6.375%, 06/15/05 (Cost $760,580).........       750,000          720,000
                                                                ------------

----------------------------------------------------------------------------
COMMERCIAL PAPER -- 1.6%
----------------------------------------------------------------------------
  Merrill Lynch & Co.
    5.85%, 10/01/96
    (Cost $430,000)..........................       430,000          430,000
                                                                ------------
TOTAL INVESTMENTS -- 99.8%
  (Cost $23,287,987).......................................       27,092,084

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%..............           67,599
                                                                ------------

NET ASSETS -- 100.0%.......................................     $ 27,159,683
                                                                ------------

---------------
* Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

GOVERNMENT INCOME FUND
PORTFOLIOS A, B & C
-------------------------------------------------------------------

                                MANAGEMENT TEAM

                                 John D. Wylie
                       Partner, Chief Investment Officer,
                            Investor Services Group
                               Fred S. Robertson
                       Partner, Chief Investment Officer,
                            Fixed Income Management
                            Douglas G. Forsyth, CFA
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Government Income Fund seeks to maximize current income through investment primarily in intermediate-term debt securities of the U.S. government and its agencies and instrumentalities.*

  REVIEW AND OUTLOOK: The Government Income Fund declined slightly from April through September 1996, because of rising interest rates and falling bond prices. Reports of a stronger economy, rapid money growth and uncertainty over the course of U.S. monetary policy all contributed to a temporary sluggishness in the bond markets.

  However, the bond market in general and the Fund in particular delivered stronger results in the third quarter. By mid-August, more favorable economic data, including benign inflation reports, sparked a rally. As a result, bonds surged at quarter's end, allowing the Fund and the industry benchmark, the Lehman Brothers Government Bond Index, to participate in a solid gain.

  One of the Fund's corporate bond holdings, Cigna Corp., though a small percentage of the overall Fund at 5.1% of assets, fared very well in 1996, posting a return of 11.4%.

  At the end of the period, 35.7% of the Fund's holdings had maturities under three years, 27.0% had maturities of three to five years, 18.7% had maturities of five to ten years, and 18.7% had maturities over ten years. The Fund's average maturity was 8.8 years; the yield to maturity was 6.5%; bond duration was 5.0 years; and the average quality of securities was AAA.

  Looking forward, we believe economic and market conditions offer the potential of stability and moderate growth, which would be beneficial for shareholders.

------------
  * The government guarantee of the Fund's portfolio securities does not guarantee the value of the Fund's shares, which will fluctuate.

--------------------------------------------------------------------------------

GOVERNMENT INCOME PORTFOLIOS
-------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUALIZED TOTAL RETURNS AS OF 09/30/96
1 Year                                         3 Years      Since Inception
4.71%                                            1.91%                3.85%
                                            Government      Lehman Brothers
                                                Income      Government Bond
                                           Portfolio A                Index
4/19/1993                                      $ 9,525             $ 10,000
6/30/1993                                        9,856               10,250
9/30/1993                                       10,253               10,582
12/31/1993                                      10,220               10,546
3/31/1994                                        9,998               10,229
6/30/1994                                        9,913               10,112
9/30/1994                                        9,915               10,154
12/31/1994                                       9,979               10,191
3/31/1995                                       10,374               10,670
6/30/1995                                       11,010               11,332
9/30/1995                                       11,208               11,532
12/31/1995                                      11,742               12,059
3/31/1996                                       11,381               11,785
6/30/1996                                       11,268               11,841
9/30/1996                                       11,393               12,041

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUALIZED TOTAL RETURNS AS OF 09/30/96
1 Year                                                      Since Inception
-3.62%                                                               -0.05%
                                            Government      Lehman Brothers
                                                Income      Government Bond
                                           Portfolio B                Index
5/31/1995                                     $ 10,000             $ 10,000
6/30/1995                                       10,090               10,077
9/30/1995                                       10,260               10,255
12/31/1995                                      10,768               10,723
3/31/1996                                       10,424               10,480
6/30/1996                                       10,305               10,529
9/30/1996                                        9,993               10,707

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUALIZED TOTAL RETURNS AS OF 09/30/96
1 Year                                               3 Years   Since Inception
1.27%                                                  2.93%             4.70%
                                             Lehman Brothers        Government
                                             Government Bond            Income
                                                       Index       Portfolio C
04/19/93                                            $ 10,000          $ 10,000
06/30/93                                              10,250            10,331
09/30/93                                              10,582            10,742
12/31/93                                              10,546            10,690
03/31/94                                              10,229            10,428
06/30/94                                              10,112            10,313
09/30/94                                              10,154            10,307
12/31/94                                              10,191            10,360
03/31/95                                              10,670            10,746
06/30/95                                              11,332            11,386
09/30/95                                              11,532            11,568
12/31/95                                              12,059            12,116
03/31/96                                              11,785            11,734
06/30/96                                              11,841            11,599
09/30/96                                              12,041            11,716

The graphs compare a $10,000 investment in the Government Income Portfolio A (front load), the Government Income Portfolio B (back-end load) and the Government Income Portfolio C (level load) with a similar investment in the Lehman Brothers Government Bond Index, on a cumulative and average annual total return basis. Returns reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance figures include the maximum applicable sales charge of 5.25% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 Plan which commenced at inception of each share class.

Total returns reflect the fact that fees and expenses in excess of certain expense limitations specified in the investment management agreement have been deferred by the Adviser. Total return results would have been lower had there been no deferral.

The Lehman Brothers Government Bond Index is an unmanaged index composed of all publicly issued, non-convertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations or corporate debt guaranteed by the U.S. government. Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no indication of future performance. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
GOVERNMENT INCOME FUND

                                                 PRINCIPAL
                                                   AMOUNT    VALUE

---------------------------------------------------------
U. S. TREASURY OBLIGATIONS -- 73.7%
---------------------------------------------------------

U. S. TREASURY NOTES
  7.875%, 04/15/98...................     $1,835,000     $ 1,884,784
  6.250%, 08/31/00...................      1,100,000       1,094,280
  7.500%, 11/15/01...................        350,000         365,312
  7.000%, 07/15/06...................        750,000         765,855
  6.000%, 02/15/26...................        775,000         681,481
                                                         -----------
TOTAL U. S. TREASURY OBLIGATIONS
  (Cost $4,832,243).................................       4,791,712
                                                         -----------

                                                 PRINCIPAL
                                                   AMOUNT    VALUE

---------------------------------------------------------

CORPORATE BONDS -- 20.4%
--------------------------------------------------------------------
CIGNA CORPORATION -- 5.1%
  7.650% , 03/01/23..................     $  350,000     $   332,937
LOCKHEED MARTIN -- 15.3%
  7.750% , 05/01/26..................      1,000,000         995,000
                                                         -----------
TOTAL CORPORATE BONDS
  (Cost $1,304,309).................................       1,327,937
                                                         -----------
--------------------------------------------------------------------
AGENCY OBLIGATIONS -- 3.7%
--------------------------------------------------------------------
TENNESSEE VALLEY AUTHORITY
  6.375%, 06/15/05
  (Cost $258,725)....................        250,000         240,000
                                                         -----------
TOTAL INVESTMENTS -- 97.8%
  (Cost $6,395,277)..................                    $ 6,359,649
OTHER ASSETS LESS LIABILITIES -- 2.2%...............         140,268
                                                         -----------
NET ASSETS -- 100.0%................................     $ 6,499,917
                                                         -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

MONEY MARKET FUND
MONEY MARKET PORTFOLIO
-------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Claudia L. Bengtson
                      Portfolio Manager, Money Market Fund

  GOAL: The Money Market Fund seeks to obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. It invests in high-quality, short-term, U.S. dollar-denominated money market instruments*.

  REVIEW AND OUTLOOK: The Fund returned 2.5% between April 1 and September 30, 1996, versus a return of 2.3% for the Lipper Money Market Index. The current SEC 7-day yield as of September 30 was 5.0%.

------------
  * The Money Market Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1 per share.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
MONEY MARKET FUND

                                                  PRINCIPAL
                                                   AMOUNT    VALUE

---------------------------------------------------------
AGENCY OBLIGATIONS -- 8.0%
---------------------------------------------------------

FEDERAL FARM CREDIT BANK DISCOUNT NOTES -- 0.4%
  5.40%, 11/26/96............................     $  60,000     $     59,496
FEDERAL HOME LOAN BANK DISCOUNT NOTES -- 3.9%
  5.14%, 10/25/96............................       100,000           99,657
  5.12%, 12/17/96............................       100,000           98,905
  5.56%, 04/30/97............................       100,000           96,741
  5.41%, 05/01/97............................       150,000          145,221
  5.52%, 03/03/97............................       120,000          117,185
                                                                ------------
                                                                     557,709
                                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.7%
  5.40%, 12/13/96............................        95,000           93,960
  5.34%, 05/23/97............................       150,000          144,794
  5.59%, 06/13/97............................       300,000          288,121
                                                                ------------
                                                                     526,875
                                                                ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $1,144,080)........................................        1,144,080
                                                                ------------

----------------------------------------------------------------------------
COMMERCIAL PAPER -- 33.9%
----------------------------------------------------------------------------
ASSOCIATES CORP. -- 1.7%
  5.43%, 10/23/96............................       250,000          249,170
AMERICAN TELEPHONE & TELEGRAPH CO. -- 0.6%
  5.38%, 11/12/96............................       100,000           99,372
AMERICAN TELEPHONE & TELEGRAPH CO. -- 1.0%
  5.42%, 10/15/96............................       140,000          139,705
AVNET, INC. -- 1.2%
  5.33%, 10/03/96............................       170,000          169,950
BELL SOUTH TELECOMMUNICATIONS -- 1.8%
  5.32%, 10/04/96............................       252,000          251,888
CARGILL, INC. -- 1.2%
  5.41%, 10/10/96............................       175,000          174,763
COCA-COLA CO. -- 0.9%
  5.40%, 11/05/96............................       129,000          128,323
DUPONT -- 1.7%
  5.40%, 11/22/96............................       250,000          248,050
GANNETT CO. -- 2.1%
  5.43%, 10/17/96............................       300,000          299,276
GENERAL ELECTRIC CAPITAL CORP. -- 1.8%
  5.44%, 10/17/96............................       250,000          249,396

                                                  PRINCIPAL
                                                   AMOUNT    VALUE

---------------------------------------------------------

HEINZ CO. -- 1.1%
  5.35%, 10/07/96............................     $ 155,000     $    154,862
HEWLETT PACKARD CO. -- 1.2%
  5.41%, 10/11/96............................       175,000          174,737
INTERNATIONAL LEASE FINANCE CORP. -- 1.8%
  5.43%, 10/15/96............................       250,000          249,472
LACLEDE GAS CO. -- 2.1%
  5.50%, 11/13/96............................       300,000          298,029
MOTOROLA, INC. -- 2.1%
  5.42%, 10/02/96............................       300,000          299,955
NORWEST FINANCIAL, INC. -- 2.1%
  5.41%, 01/27/97............................       300,000          294,680
PHILIP MORRIS CO., INC. -- 1.8%
  5.43%, 10/15/96............................       250,000          249,472
PITNEY BOWES CREDIT CORP. -- 1.8%
  5.44%, 10/16/96............................       250,000          249,433
PROCTER & GAMBLE CO. -- 1.4%
  5.33%, 10/08/96............................       200,000          199,793
SCHERING CORP. -- 2.1%
  5.32%, 01/29/97............................       300,000          294,680
US WEST COMMUNICATIONS, INC. -- 0.7%
  5.41%, 10/15/96............................       100,000           99,790
USAA CAPITAL CORP. -- 1.7%
  5.44%, 02/03/97............................       250,000          245,278
                                                                ------------
TOTAL COMMERCIAL PAPER(Cost $4,820,074)....................        4,820,074
                                                                ------------

----------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 58.5%
----------------------------------------------------------------------------
  Morgan J. P. & Co. $8,333,000 at 5.65%
    (Agreement dated 09/30/96, to be
    repurchased at $8,334,308 on 10/01/96;
    collateralized by $8,450,000 FNMA 5.25%
    due 05/13/98) (Value $8,671,583) (Cost
    $8,333,000)..............................     8,333,000        8,333,000
                                                                ------------
TOTAL INVESTMENTS -- 100.4%
  (Cost $14,297,154).......................................     $ 14,297,154
LIABILITIES IN EXCESS OF OTHER ASSETS -- 0.4%..............          (59,888)
                                                                ------------
NET ASSETS -- 100.0%.......................................     $ 14,237,266
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

EMERGING COUNTRIES FUND
PORTFOLIOS A, B & C
-------------------------------------------------------------------

                                MANAGEMENT TEAM

                           Lawrence S. Speidell, CFA
                Partner, Director of Global/Systematic Portfolio
                            Management and Research
                               Catherine Somhegyi
                       Partner, Chief Investment Officer,
                            Global Equity Management
                                Pedro V. Marcal
                     Portfolio Manager, Emerging Countries
                              Ernesto Ramos, Ph.D.
                    Senior Portfolio Manager, International
                                  Eswar Menon
                             International Analyst
                                Aaron M. Harris
                             International Analyst

  GOAL: The Nicholas-Applegate Emerging Countries Fund seeks to provide long-term capital appreciation through investment in companies in developing countries around the world.

  REVIEW AND OUTLOOK: The Emerging Countries Fund continued to post exceptionally strong performance during the six-month period from April through September 1996. Portfolio C shares returned 12.0% in the period, six times the 2.0% return of the IFC Investable Index, the World Bank's benchmark measure of emerging countries' performance.

  At the end of the third quarter, the Fund held about one-third of its assets in the stocks of companies headquartered in Brazil, Mexico, Thailand, and Hong Kong. Approximately one-quarter of the Fund's holdings were in the producers and manufacturing sector and another quarter in the consumer non-durables and financial services sectors.

  We believe the outlook for long-term growth from emerging market companies remains excellent, with many firms poised to take advantage of opportunities created by changes in their economic and political environments. We've seen new building and manufacturing capabilities in Venezuela and Mexico, expansion of the high-technology sector in Israel, and increasing consumption in China and Brazil. One of the Fund's representative holdings, Tubos de Acero de Mexico, a manufacturer of seamless drill pipe, is one of the most profitable steel companies in the world. Its international competitiveness has gained momentum as a result of the peso devaluation. Its cash earnings per share increased 198% the first half of this year compared with 1995, because of increased volume and lower borrowing costs. Israel-based Nice Systems Ltd. is another technology holding whose earnings almost doubled for the period. Nice develops, manufactures, markets and services digital recording and retrieval systems. We sold shares of San Luis Corp., a Mexican auto parts exporter, and Thai Stanley Electric, a manufacturer of lighting parts for motorcycles and automobiles. The strengthening peso created a weaker earnings outlook for San Luis and the slowdown in the Thai economy affected the demand for autos and their components, which hurt Thai Stanley's lighting business.

  Although we expect fluctuations along the way, as is typical because of possible currency fluctuations and economic and political uncertainties in emerging markets such as those experienced this summer, we believe a disciplined investment plan and a long-term objective will continue to serve investors seeking GROWTH OVER TIME-Registered Trademark-. The Emerging Countries Portfolios provide investors with an opportunity to add diversification to their domestic holdings as well as their other international holdings. It enables investors to take advantage of the potential for growth and added diversification offered by emerging markets.

--------------------------------------------------------------------------------

EMERGING COUNTRIES FUND
PORTFOLIOS A, B & C -- CONTINUED
--------------------------------------------------------------------------------

                            REPRESENTATIVE HOLDINGS

                    Companhia Cervejaria Brahma S.A., Brazil
                        Siderurgica Venezolana Sivensa,
                            Saica S.A.C.A., Venzuela
                      Tubos de Acero de Mexico S.A, Mexico
                           Lojas Arapua S.A., Brazil
                           Nice Systems, Ltd., Israel
                  Shanghai Industrial Holdings Ltd., Hong Kong
                      Elektrim Spolda Akcyjna S.A., Poland
                      Thai Engine Manufacturing, Thailand
                         Belle Corporation, Phillipines
                      The Pizza Public Co., Ltd., Thailand

--------------------------------------------------------------------------------

EMERGING COUNTRIES PORTFOLIOS
-------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUALIZED TOTAL RETURNS AS OF 09/30/96
1 Year                                                   Since Inception
12.03%                                                            10.52%
                                          Emerging Countries Portfolio A   IFC Investable Index
11/28/94                                                         $ 9,475               $ 10,000
12/31/94                                                           9,052                  8,460
3/31/95                                                            8,332                  7,234
6/30/95                                                            9,583                  7,865
9/30/95                                                           10,166                  7,833
12/31/95                                                           9,625                  7,761
3/31/96                                                           10,701                  8,344
6/30/96                                                           11,784                  8,707
9/30/96                                                           12,020                  8,510

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUALIZED TOTAL RETURNS AS OF 09/30/96
1 Year                                                   Since Inception
11.56%                                                            15.03%
                                          Emerging Countries Portfolio B   IFC Investable Index
5/31/95                                                         $ 10,000               $ 10,000
6/30/95                                                           10,096                 10,059
9/30/95                                                           10,696                 10,019
12/31/95                                                          10,112                  9,926
3/31/96                                                           11,216                 10,672
6/30/96                                                           12,336                 11,136
9/30/96                                                           12,058                 10,884

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUALIZED TOTAL RETURNS AS OF 09/30/96
1 Year                                                   Since Inception
17.52%                                                            11.87%
                                          Emerging Countries Portfolio C   IFC Investable Index
11/28/94                                                        $ 10,000               $ 10,000
12/31/94                                                           9,468                  8,460
3/31/95                                                            8,620                  7,234
6/30/95                                                            9,876                  7,865
9/30/95                                                           10,460                  7,833
12/31/95                                                           9,900                  7,761
3/31/96                                                           10,973                  8,344
6/30/96                                                           12,069                  8,707
9/30/96                                                           12,293                  8,510

The graphs compare a $10,000 investment in the Emerging Countries Portfolio A (front load), the Emerging Countries Portfolio B (back-end load) and the Emerging Countries Portfolio C (level load) with a similar investment in the International Finance Corporation ("IFC") Investable Index, on a cumulative and average annual total return basis. Performance returns within are calculated on a total return basis and reflect all fees and expenses of the Portfolio with reinvestment of dividends and capital gains, if any. Performance figures include the maximum applicable sales charge of 5.25% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B (maximum 5.00% declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 Plan which commenced at inception of each share class.

Total returns reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by the Adviser. Total return results would have been lower had there been no deferral.

The IFC Investable Index measures the performance of more than 1,100 stocks that are legally and practically available in 25 emerging market countries of the world. The Index is unmanaged. Index returns reflect the reinvestment of dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no indication of future performance. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
EMERGING COUNTRIES FUND

                                                  NUMBER
                                                OF SHARES    VALUE

---------------------------------------------------------

COMMON STOCKS -- 97.4%
---------------------------------------------------------

ARGENTINA -- 3.3%
  Cresud SA..................................      309,500   $   526,150
  Compania Naviera Perez Companc
    S.A. -- B................................       91,973       579,430
  Importadora y Exportadora de la
    Patagonia S.A............................       23,000       315,100
  Siderca S.A. -- A..........................      415,900       615,532
                                                             -----------
                                                               2,036,212
                                                             -----------
BRAZIL -- 8.5%
  Banco Bradesco S.A.........................   92,248,000       781,839
  Companhia Cervejaria Brahma S.A............    2,425,000     1,504,042
  Elevadores Atlas S.A.*.....................       14,000       150,892
  Itausa Investimentos S.A...................      654,000       512,640
  Lojas Arapua S.A...........................   43,300,000       729,728
  Lojas Renner S.A...........................   11,300,000       653,243
  Tam TransportesAereos Regionais S.A........    6,140,000       379,012
  Telec de Rio Janeiro S.A...................    4,736,000       519,725
  Telec de Rio Janeiro PN*...................       99,496        11,289
                                                             -----------
                                                               5,242,410
                                                             -----------
CHINA -- 0.2%
  Shanghai Post & Telecommunications.........      330,000       141,240
                                                             -----------
GREECE -- 0.4%
  Sarantis S.A...............................       25,900       268,416
                                                             -----------
HONG KONG -- 7.2%
  Anhui Gujing Distillery Co. *..............      248,200       180,381
  Cheung Kong Holdings LTD...................       35,000       269,300
  Qingling Motors Co.........................      720,000       276,995
  Guangdong Investments Holdings LTD.........      752,000       529,988
  Guangnan Holdings LTD......................      440,000       293,030
  HSBC Holdings LTD..........................       31,200       578,973
  Peregrine Investments Holdings LTD.........      424,000       671,667
  Peregrine Investments Warrants*............       42,400         7,950
  Shanghai Industrial Holdings LTD*..........      325,000       745,991
  Shenzhen Fangda Co. LTD....................      410,000       244,420
  Sinocan Holdings LTD.......................    1,428,000       637,088
                                                             -----------
                                                               4,435,783
                                                             -----------
HUNGARY -- 1.5%
  Gedeon Richter.............................       17,400       920,489
                                                             -----------
INDONESIA -- 2.4%
  PT Bank Bira -- Foreign....................      300,000       307,377
  PT Bukaka Teknik Utama -- Foreign*.........      120,000        97,067
  PT Citra Marga -- Foreign..................      260,000       176,661
  PT Gudang Garam -- Foreign.................       32,000       120,794
  PP London Sumatra Indonesia -- Foreign*....       92,000       228,214
  PT Medco Energi Corp. -- Foreign...........       17,000        18,335
  PT Semen Gresik -- Foreign.................       90,000       267,903
  PT Tigaraksa Satria -- Foreign.............       90,000       178,602
  PT Wicaksana Overseas -- Foreign...........       79,000        95,427
                                                             -----------
                                                               1,490,380
                                                             -----------
KOREA -- 3.5%
  Cho Hung Bank Co., LTD.....................       50,000       548,246
  Korea Electric Power Corp..................        3,980       132,376
  Korea Housing Bank*........................        8,000       190,058
  Korea Mobile Telecommunications Corp.......          440       481,298

                                                  NUMBER
                                                OF SHARES    VALUE

---------------------------------------------------------

KOREA (CONTINUED)
  LG Info & Communications LTD...............        5,100   $   630,665
  LG Info & Communications LTD (New).........          579        69,835
  Samsung Electronics -- (New)*..............            3           237
  Shinhan Bank...............................         3500        80,780
                                                             -----------
                                                               2,133,495
                                                             -----------
MALAYSIA -- 7.9%
  Ekran BHD..................................      128,000       551,592
  Fraser & Neave *...........................      158,000       756,524
  Fraser & Neave Warrants*...................       18,000        25,138
  Hume Industries............................       78,000       413,933
  Jaya Tiasa Holdings BHD....................      152,000       946,134
  Kian Joo Can Factory BHD...................       84,000       462,533
  Lityan Holdings BHD               .........        9,000        72,899
  Malayan Banking BHD........................       28,000       278,190
  O. Y. L. Industries BHD....................       43,000       437,515
  O. Y. L. Industries BHD-Rights*............        4,300        43,752
  Technology Resources Industries BHD*.......      120,000       316,016
  United Engineers LTD.......................       40,000       309,632
  Westmont Industries BHD....................      130,000       242,758
                                                             -----------
                                                               4,856,616
                                                             -----------
MEXICO -- 8.5%
  Acer Computec Latino
    America, S.A. de C.V.*...................       78,000       275,841
  Apasco S.A.................................       61,200       424,752
  Bafar S.A.*................................      131,000       215,152
  Cemex S.A..................................       42,270       175,239
  Consorcia S.A.*............................      317,000       680,185
  Convertidora Industrial S.A. de C.V.*......      401,200       462,310
  Corporacion Interamericana de Entertainment
    S.A.*....................................      570,900     1,404,943
  Gruma S.A.*................................       85,000       533,080
  Grupo Carso S.A............................      126,000       584,106
  Tablex S.A. de C.V.........................      186,000       468,080
                                                             -----------
                                                               5,223,688
                                                             -----------
PAKISTAN -- 0.7%
  SUI Northern Gas Pipelines*................      405,000       408,509
                                                             -----------
PERU -- 0.5%
  Cementos Norte Pacasmayo...................            1             1
  Telefonica de Peru S.A. -- B...............      116,664       263,435
                                                             -----------
                                                                 263,436
                                                             -----------
PHILIPPINES -- 3.7%
  Belle Corp.*...............................      860,000       252,459
  Empire East Land Holdings, Inc.*...........    1,820,000       971,407
  Far East Bank..............................        6,080       213,252
  Hi Cemente Corp.*..........................      398,000       133,526
  Marsman & Co., Inc.........................      755,000       273,447
  Selecta Dairy Products, Inc................       50,000         1,944
  Solid Group,Inc.*..........................    1,901,000       427,598
                                                             -----------
                                                               2,273,633
                                                             -----------
POLAND -- 5.5%
  Agros Holdings S.A.*.......................       21,300       644,421
  Bank Rozwoju Eksportu S.A..................       20,800       710,732
  Bank Slaski S.A............................        6,400       626,446
  Elektrim Spolda Akcyjna S.A................       65,000       636,234
  Mostosal-Export S.A........................      196,000       558,106

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                  NUMBER
                                                OF SHARES    VALUE

---------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

POLAND (CONTINUED)
  Zaklady Przemyslu Cukierniczego Jutrzenka
    S.A......................................        8,700   $   190,443
                                                             -----------
                                                               3,366,382
                                                             -----------
PORTUGAL -- 0.7%
  Portugal Telecom S.A.......................       15,650       402,044
                                                             -----------
SINGAPORE -- 0.5%
  Far East Levin.............................        70000       330,564
                                                             -----------
SOUTH AFRICA -- 2.9%
  De Beers Centenary AG......................       10,000       310,812
  King Food Holdings*........................    1,413,000       348,850
  Liberty Life Association of Africa LTD.....       14,500       438,692
  Metro Cash & Carry LTD.....................       80,000       273,339
  Western Areas Gold Mining Co., LTD.........       25,248       397,935
                                                             -----------
                                                               1,769,628
                                                             -----------
THAILAND -- 5.8%
  Grammy Entertainment PLC -- Foreign*.......        49000       585,995
  K.R. Precision Public Co., LTD -- Foreign..        9,440       159,989
  K.R. Precision Public Co., LTD -- Local....       45,000       146,263
  Nation Multimedia Group PLC -- Local.......       85,000       289,241
  Pizza Co. LTD -- Foreign...................       21,000       137,136
  Quality House Public Co. LTD -- Foreign....      170,000       381,196
  Serm Suk Co., LTD -- Local.................        2,000        43,273
  Serm Suk Co., LTD -- Foreign...............       10,700       328,324
  Thai Engine -- Foreign.....................       52,000       474,587
  Thai Farmers Bank -- Foreign...............       61,000       643,115
  Thai Farmers Bank -- Warrants*.............       10,250        10,081
  Tipco Asphalt Co., LTD -- Foreign..........       68,800       392,447
                                                             -----------
                                                               3,591,647
                                                             -----------
TURKEY -- 0.8%
  Aygaz A.S..................................    1,340,000       171,739
  Otosan Otomobil Sanayii A.S................      695,000       200,890
  Turk Siemens Kablo Ve Elektrik Sanayii
    A.S......................................      400,000       107,984
                                                             -----------
                                                                 480,613
                                                             -----------
UNITED STATES OF AMERICA+ -- 32.9%
  Abacan Resource Corp. (Nigeria)*...........       20,000       137,500
  Acer Computec Latino America, S.A. de C.V.
    (Mexico)*................................       54,000       951,750
  Banque Marocaine Commerce -- GDR
    (Morroco)*...............................       26,000       412,750
  Basic Petroleum International, LTD
    (Guatemala)*.............................        8,800       244,200
  BSES LTD -- GDR (India)....................       11,000       192,500
  BSES LTD -- GDR 144A (India)...............       10,000       175,000
  China Steel Co. (Taiwan)*..................       33,000       676,500
  CIA Telecom de Chile -- ADR (Chile)........        7,200       695,700
  Commercial International Bank of Egypt
    (Egypt)*.................................       42,105       652,628
  Credicorp LTD (Peru).......................       25,700       488,300
  Crompton Greaves LTD (India)*..............       35,000       179,375
  Elbit Vision Systems LTD (Israel)*.........       28,000       203,000
  First NIS Regional Fund (Russia)*..........       15,000       157,500
  Flextronics International LTD
    (Singapore)*.............................       13,800       381,225
  Grupo Industrial Maseca S.A. (Mexico)......       41,900       790,862

                                                  NUMBER
                                                OF SHARES    VALUE

---------------------------------------------------------

UNITED STATES OF AMERICA+ (CONTINUED)
  Gujarat Ambuja Cements -- GDR (India)......       42,600   $   372,750
  Hilfiger, Tommy Corp. (Hong Kong)..........        5,200       308,100
  Laboratorio Chile S.A. (Chile).............       34,300       561,662
  Larsen & Toubro Limited -- GDR (India).....       40,000       584,000
  M-Systems Flash Disk Pioneer (Israel)*.....       40,000       355,000
  Mahindra & Mahindra -- GDR (India)*........       55,000       563,750
  Moneda Chile Fund Limited (Chile)*.........       10,000        90,000
  Mosenergo -- ADR 144A (Russia)*............        5,900       158,562
  NICE-System, LTD (Israel)*.................       30,700       703,222
  Lukoil Holding -- ADR (Russia).............        8,600       318,200
  Orbotech LTD (Israel)*.....................       10,200       121,125
  P.T. Telekomunikasi (Indonesia)............       10,000       311,250
  Pliva D.D. -- GDR (Croatia)*...............        9,000       447,750
  Portugal Telecom S.A. (Portugal)...........        3,400        87,550
  ROC Taiwan Fund (Taiwan)*..................       45,000       483,750
  Samsung Electronics Co. -- New GDS
    (Korea)*.................................           14           350
  Samsung Electronics Co. -- Voting GDR
    (Korea)*.................................        6,000       300,600
  Saville Systems Ireland PLC (Ireland)*.....       10,800       380,700
  Siderurgica Venezolana Sivensa, Saica
    S.A.C.A. (Venezuela).....................      269,300       993,044
  Taiwan Fund, Inc...........................        3,750        86,719
  Tata Engineering & Locomotive Co. LTD
    (India)*.................................       60,000       780,000
  Tecnomatix Technologies LTD (Israel)*......       18,000       312,750
  Telecomunicacoes Brasileiras S.A. -- ADR
    (Brazil).................................       21,400     1,679,900
  Teledata Communications LTD (Israel)*......       58,400     1,073,100
  Telefonica DelPeru S.A. (Peru).............       22,000       503,250
  Total Access Communication Public Co.
    (Thailand)...............................       43,000       318,200
  Tubos de Acero de Mexico S.A. (Mexico)*....       78,200       850,425
  TV Filme, Inc. (Brazil)*...................       40,400       555,500
  Wockhardt LTD (India)*.....................       22,000       159,500
  Zagrebacka Banka -- GDR (Croatia)*.........       20,000       387,500
                                                             -----------
                                                              20,186,999
                                                             -----------
TOTAL COMMON STOCKS
  (Cost $54,718,875)......................................    59,822,184
                                                             -----------

                                                PRINCIPAL
                                                  AMOUNT        VALUE
------------------------------------------------------------------------
COMMERCIAL PAPER -- 4.3%
------------------------------------------------------------------------
  Merrill Lynch
    (Cost $2,631,000)
    5.85%, 10/01/96..........................   $2,631,000   $ 2,631,000
                                                             -----------
TOTAL INVESTMENTS -- 101.7%
  (Cost $57,349,875)......................................    62,453,184
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.7%)...........    (1,025,559)
                                                             -----------
NET ASSETS -- 100.0%......................................   $61,427,625
                                                             -----------

---------------
*Non-Income Producing Security.

+Certain securities issued by foreign companies are classified as United States securities as their underlying currency is the United States Dollar.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------

EMERGING COUNTRIES FUND

                                                 PERCENT OF
INDUSTRY                                         NET ASSETS
----------------------------------------------  ------------
Agriculture...................................         2.2%
Airlines......................................         0.7
Alcoholic Beverages...........................         2.9
Apparel.......................................         0.6
Automobiles...................................         3.1
Beverages/Soft Drinks.........................         0.7
Broadcasting..................................         0.9
Building Materials............................         6.6
Closed End / Country Funds....................         1.3
Computers/Office Automation...................         1.5
Consumer Electricals..........................         0.7
Containers....................................         3.1
Department/Discount Stores....................         1.1
Drugs/Pharmaceuticals.........................         3.9
Electric Utilities............................         1.1
Electronic Instruments........................         0.7
Entertainment.................................         3.2
Finance Companies.............................         1.1
Food Chains...................................         0.5
Grocery Products..............................         4.3
Homebuilding..................................         3.3
Industrial Engineering/Construction...........         1.4
Integrated Oil Companies......................         0.9
Investment Companies..........................         0.9
Life Insurers.................................         0.7

                                                 PERCENT OF
INDUSTRY                                         NET ASSETS
----------------------------------------------  ------------
Machinery/Equipment...........................         3.8%
Metals........................................         2.8
Money-Center Banks............................         8.5
Oilfield Services/Equipment...................         0.8
Oil/Gas Production............................         1.6
Other Commercial/Industrial Services..........         3.6
Other Consumer Non-Durables...................         0.9
Other Consumer Services.......................         1.0
Other Financial Services......................         1.6
Other Production/Manufacturing................         3.4
Other Retail Trade............................         0.6
Pipelines.....................................         0.7
Publishing....................................         0.5
Real Estate Brokers/Services..................         1.2
Regional Banks................................         1.9
Restaurants...................................         0.2
Semiconductors................................         1.7
Soaps/Cosmetics...............................         0.4
Software......................................         1.5
Telecommunications Equipment..................         3.7
Telephone.....................................         8.6
Wholesale Distribution........................         1.0
Short-Term Obligations........................         4.3
Liabilities in Excess of Other Assets.........        (1.7)
                                                     -----
NET ASSETS....................................       100.0%
                                                     -----
                                                     -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INTERNATIONAL GROWTH FUND
PORTFOLIOS A, B & C
-------------------------------------------------------------------

                                MANAGEMENT TEAM

                           Lawrence S. Speidell, CFA
                Partner, Director of Global/Systematic Portfolio
                            Management and Research
                               Catherine Somhegyi
                       Partner, Chief Investment Officer,
                            Global Equity Management
                               Loretta J. Morris
                    Senior Portfolio Manager, International
                              Ernesto Ramos, Ph.D.
                    Senior Portfolio Manager, International
                                Melisa Grigolite
                   Assistant Portfolio Manager, International
                                Ben-Ami Gradwohl
                          Senior Quantitative Analyst
                                  Nader Iqbal
                               Investment Analyst
                                 Alex Muromcew
                               Investment Analyst

  GOAL: The International Growth Fund seeks to maximize long-term capital appreciation through investment in a portfolio of equity securities primarily of foreign companies.

  REVIEW AND OUTLOOK: The International Growth Portfolios rewarded shareholders with strong relative gains from April through September 1996 as the Fund's individual holdings in health, technology, and producers and manufacturing companies enabled the Fund to handily outpace the performance benchmark, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE-Registered Trademark-). Portfolio C shares returned 4.7% for the period, compared with a 1.3% return for EAFE.

  Stabilizing interest rates, a strong dollar, and solid corporate earnings prompted investors to favor domestic stocks over international equities during the period, causing international performance to lag that of domestic stocks. We held true to our disciplined investment process through the period, investing the International Growth Fund in foreign companies displaying strong, positive fundamental change and earnings growth. Investors should know that international investing involves additional risks such as currency fluctuations and political and economic uncertainties. We believe that, in the long term, foreign stocks offer opportunities for superior returns as well as reductions of risk. Since international markets are growing economically, socially, and politically, the global impact cannot be ignored. For example, since 1970, Hong Kong's stock market has grown almost twice as fast as the U.S. stock market. We seek to take advantage of such accelerations and their attendant opportunities by exercising superior stock selection.

  Our holdings in The Netherlands, Mexico, Germany, and Ireland performed well in the period in comparison to the Index's holdings in those nations. Increased exposure to such industry sectors as producers and manufacturing, technology, health technology, consumer durables and nondurables, and energy enhanced returns for the period and lifted returns well above the EAFE benchmark in those sectors. One of our consumer non-durables stocks, Gucci Group, designs, produces, and distributes personal luxury accessories. The stock almost doubled in price during the period as sales grew significantly. We sold our positions in Adidas because of slowing earnings growth and extended valuation compared to competitors Fila and Nike.

  We remain optimistic about the long-term opportunities for international investing. As we continue to uncover growing, dynamic companies, we believe we will continue to reach our goal of delivering GROWTH OVER
TIME-Registered Trademark- throughout the global marketplace.

--------------------------------------------------------------------------------

INTERNATIONAL GROWTH FUND
PORTFOLIOS A, B & C -- CONTINUED
--------------------------------------------------------------------------------

                            REPRESENTATIVE HOLDINGS

                               Asatsu, Inc. Japan
                            Sharp Corporation, Japan
                          Hennes & Mauritz AB, Sweden
                           Kon Ahrend NV, Netherlands
                        Rolls Royce PLC, United Kingdom
                               Salomon SA, France
                        Dixons Group PLC, United Kingdom
                      Commercial International Bank, Egypt
                            Gucci Group N.V., Italy
                             Volkswagen AG, Germany

--------------------------------------------------------------------------------

INTERNATIONAL GROWTH PORTFOLIOS
-------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUALIZED TOTAL RETURNS AS OF 09/30/96
1 Year                                                 5 Years   Since Inception
5.96%                                                    5.91%             3.16%
                                          International Growth         MSCI EAFE
                                                   Portfolio A             Index
6/7/90                                                 $ 9,475          $ 10,000
6/30/90                                                  9,604             9,912
9/30/90                                                  7,482             7,810
12/31/90                                                 7,793             8,633
3/31/91                                                  8,462             9,275
6/30/91                                                  8,018             8,769
9/30/91                                                  8,653             9,521
12/31/91                                                 8,664             9,680
3/31/92                                                  7,867             8,532
6/30/92                                                  8,194             8,712
9/30/92                                                  7,873             8,844
12/31/92                                                 7,551             8,502
3/31/93                                                  8,324             9,522
6/30/93                                                  9,398            10,480
9/30/93                                                  9,814            11,175
12/31/93                                                 9,465            11,271
3/31/94                                                 10,171            11,664
6/30/94                                                 10,557            12,260
9/30/94                                                 10,667            12,272
12/31/94                                                10,300            12,146
3/31/95                                                 10,047            12,368
6/30/95                                                 10,195            12,459
9/30/95                                                 10,885            12,960
12/31/95                                                10,867            13,485
3/31/96                                                 11,599            13,874
6/30/96                                                 12,323            14,094
9/30/96                                                 12,173            14,058

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUALIZED TOTAL RETURNS AS OF 09/30/96
1 Year                                                 5 Years   Since Inception
5.48%                                                    5.76%             3.23%
                                          International Growth         MSCI EAFE
                                                   Portfolio B             Index
6/7/90                                                $ 10,000          $ 10,000
6/30/90                                                 10,130             9,912
9/30/90                                                  7,878             7,810
12/31/90                                                 8,193             8,633
3/31/91                                                  8,882             9,275
6/30/91                                                  8,402             8,769
9/30/91                                                  9,053             9,521
12/31/91                                                 9,050             9,680
3/31/92                                                  8,204             8,532
6/30/92                                                  8,531             8,712
9/30/92                                                  8,183             8,844
12/31/92                                                 7,835             8,502
3/31/93                                                  8,624             9,522
6/30/93                                                  9,721            10,480
9/30/93                                                 10,135            11,175
12/31/93                                                 9,759            11,271
3/31/94                                                 10,470            11,664
6/30/94                                                 10,850            12,260
9/30/94                                                 10,950            12,272
12/31/94                                                10,474            12,146
3/31/95                                                 10,201            12,368
6/30/95                                                 10,326            12,459
9/30/95                                                 11,013            12,960
12/31/95                                                10,971            13,485
3/31/96                                                 11,691            13,874
6/30/96                                                 12,394            14,094
9/30/96                                                 12,227            14,058

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUALIZED TOTAL RETURNS AS OF 03/31/96
1 Year                                                 5 Years   Since Inception
11.17%                                                   6.25%             3.28%
                                          International Growth         MSCI EAFE
                                                   Portfolio C             Index
6/7/90                                                $ 10,000          $ 10,000
6/30/90                                                 10,130             9,912
9/30/90                                                  7,878             7,810
12/31/90                                                 8,193             8,633
3/31/91                                                  8,882             9,275
6/30/91                                                  8,402             8,769
9/30/91                                                  9,053             9,521
12/31/91                                                 9,050             9,680
3/31/92                                                  8,204             8,532
6/30/92                                                  8,531             8,712
9/30/92                                                  8,183             8,844
12/31/92                                                 7,835             8,502
3/31/93                                                  8,624             9,522
6/30/93                                                  9,721            10,480
9/30/93                                                 10,135            11,175
12/31/93                                                 9,759            11,271
3/31/94                                                 10,470            11,664
6/30/94                                                 10,850            12,260
9/30/94                                                 11,032            12,272
12/31/94                                                10,615            12,146
3/31/95                                                 10,157            12,368
6/30/95                                                 10,337            12,459
9/30/95                                                 11,028            12,960
12/31/95                                                10,994            13,485
3/31/96                                                 11,712            13,874
6/30/96                                                 12,421            14,094
9/30/96                                                 12,259            14,058

The graphs compare a $10,000 investment in the International Growth Portfolio A (front load), the International Growth Portfolio B (back-end load) and the International Growth Portfolio C (level load) with a similar investment in the Morgan Stanley Capital International ("MSCI") EAFE Index, on a cumulative and average annual total return basis. Returns reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance figures include the maximum applicable sales charge of 5.25% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5.00% declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 Plan which commenced at inception of each share class.

Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Portfolio's registration statement on 12/31/93. Limited partnership returns are restated to reflect all fees and expenses applicable to each share class. If the limited partnership had been registered as an investment company under federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

Total returns reflect the fact that fees and expenses in excess of certain expense limitations specified in the investment management agreement have been deferred by the Adviser. Total return results would have been lower had there been no deferral.

The MSCI EAFE Index is an unmanaged index that is a generally accepted benchmark for major overseas markets. The Index weightings represent the relative capitalization of the major overseas markets including in the Index on a U.S. dollar adjusted basis. Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no indication of future performance. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------
COMMON STOCKS -- 100.4%
---------------------------------------------------------

ARGENTINA -- 0.9%
  Compania Naviera Perez SA..................       41,870      $    263,781
  Siderca S.A................................       80,800           119,584
                                                                ------------
                                                                     383,365
                                                                ------------
AUSTRALIA -- 0.5%
  Australian Gas Light Co., LTD..............        1,083             5,830
  Westfield Holdings LTD.....................       14,600           232,332
                                                                ------------
                                                                     238,162
                                                                ------------
BELGIUM -- 0.9%
  Barco N.V..................................        2,465           406,194
                                                                ------------
BRAZIL -- 0.6%
  Companhia Cervejaria Brahma................      454,000           278,606
                                                                ------------
FINLAND -- 1.7%
  Raision Tehtaat Oy.........................        7,500           451,254
  Valmet Corp. Oy............................       15,500           255,360
                                                                ------------
                                                                     706,614
                                                                ------------
FRANCE -- 3.8%
  Cap Gemini Sogeti S.A.*....................        9,400           411,275
  Coflexip S.A...............................        7,700           329,442
  Lagardere Groupe S.A. (Non-voting).........          238             5,875
  Lagardere Groupe S.A.......................       11,500           283,860
  Salomon S.A................................          425           377,246
  Sidel S.A..................................        5,320           319,278
                                                                ------------
                                                                   1,726,976
                                                                ------------
GERMANY -- 6.5%
  CKAG Colonia Konzern AG....................        6,000           460,571
  Continental AG.............................       25,000           457,002
  Daimler-Benz AG*...........................        7,200           394,944
  Fresenius AG...............................        2,150           399,217
  Gehe AG....................................        4,500           300,629
  Gerresheimer Glas AG.......................        4,800            98,150
  SGL Carbon AG..............................        4,200           489,651
  Volkswagen AG..............................          900           334,818
                                                                ------------
                                                                   2,934,982
                                                                ------------
HONG KONG -- 4.0%
  Cheung Kong Holdings LTD...................       59,000           453,964
  Guangdong Investments......................      596,000           420,044
  Hong Kong & China Gas Co., LTD*............       67,200           114,274
  HSBC Holdings LTD..........................       24,800           460,209
  Qingling Motors Company....................      580,000           223,135
  Shanghai Industrial Holdings LTD*..........       60,000           137,721
                                                                ------------
                                                                   1,809,347
                                                                ------------
ITALY -- 0.6%
  Cn Eni SpA.................................       39,000           199,288
  Telecom Italia SpA.........................       40,000            88,874
                                                                ------------
                                                                     288,162
                                                                ------------
JAPAN -- 26.7%
  Aim Services Co., LTD......................        8,000           182,755
  Asatsu, Inc................................       17,000           670,101
  Bridgestone Corp...........................       12,000           216,081
  Canon, Inc.................................       31,000           608,197
  Daiichi Corp...............................       22,000           571,557
  Fuji Photo Film Co.........................       11,000           334,065

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

JAPAN (CONTINUED)
  Hokuto Corp................................       10,000      $    426,428
  Honda Motor Co., LTD.......................       23,000           576,932
  Kawasaki Heavy Industries..................       83,000           399,292
  Kyocera Corp...............................        6,000           427,324
  Laox Co....................................       31,900           600,134
  Matsushita Electric Co.....................       30,000           502,576
  Minebea Co., LTD...........................       50,000           443,001
  Mitsui Fudosan.............................       44,000           583,382
  Mycal Corp.................................       22,000           350,817
  NEC Corp...................................       33,000           387,279
  Nichii Gakken Co...........................        3,000           151,579
  Nissan Motors Co.,.........................       30,000           241,613
  Sharp Corp.................................       35,000           580,067
  Shinko Electric Industries.................       13,000           427,413
  Sony Corp..................................       12,000           755,745
  TDK Corp...................................       12,000           744,994
  Terumo Corp................................       60,000           768,644
  Tokai Rika Co..............................       34,000           316,775
  Toshiba Corp...............................       57,000           393,702
  Toyoda Machine Works LTD...................       41,000           407,704
                                                                ------------
                                                                  12,068,157
                                                                ------------
KOREA -- 1.9%
  Cho Hung Bank Co., LTD.....................       16,000           175,439
  Korea Housing Bank*........................        4,000            95,029
  Korea Mobile Telecommunications Corp.......        3,100           339,096
  LG Information & Communication LTD.........        2,000           247,320
                                                                ------------
                                                                     856,884
                                                                ------------
MALAYSIA -- 2.6%
  Fraser & Neave Holdings BHD*...............       16,000            76,610
  Hume Industries BHD........................       24,000           127,364
  Malayan Banking BHD........................       20,000           198,707
  Metroplex BHD..............................       85,000           103,783
  O.Y.L. Industries BHD......................       14,000           142,447
  O.Y.L. Industries BHD-New*.................        2,100            21,367
  Technology Resources Industry BHD*.........       90,000           237,012
  United Engineers BHD.......................       35,000           270,928
                                                                ------------
                                                                   1,178,218
                                                                ------------
MEXICO -- 1.5%
  Apasco S.A.................................       49,400           342,856
  Cemex S.A..................................       34,780           144,187
  Convertidora Industrial SA de CV*..........      178,600           198,707
                                                                ------------
                                                                     685,750
                                                                ------------
NETHERLANDS -- 4.7%
  Baan Co., N.V.*............................       10,200           344,249
  IHC Caland N.V.............................        6,800           357,748
  ING Groep N.V..............................       10,000           311,807
  Internatio-Muller N.V......................       12,000           291,487
  Kon Ahrend N.V.*...........................        8,000           408,734
  Koninklijke Volker Stevin N.V.-CVA.........        1,500           133,131
  Oce-Van Der Grinten N.V....................        2,423           264,428
                                                                ------------
                                                                   2,111,584
                                                                ------------
NORWAY -- 1.0%
  Sensonor A/S*..............................       26,500           191,456
  Tomra Systems A/S..........................       23,000           254,558
                                                                ------------
                                                                     446,014
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
---------------------------------------------------------

PHILIPPINES -- 0.4%
  Empire East Land Holdings, Inc.*...........      358,000      $    191,079
                                                                ------------
POLAND -- 1.1%
  Agros Holdings.............................       16,000           484,072
                                                                ------------
SINGAPORE -- 0.5%
  Far East Levingston Shipbuilding LTD.......       46,000           217,228
                                                                ------------
SOUTH AFRICA -- 0.6%
  King Food Holdings LTD*....................      472,000           114,449
  Liberty Life Association of Africa LTD.....        5,500           166,400
                                                                ------------
                                                                     280,849
                                                                ------------
SPAIN -- 0.4%
  Telefonica de Espana SA....................       10,000           185,661
                                                                ------------
SWEDEN -- 3.0%
  Autoliv AB.................................        8,800           379,894
  Hennes & Mauritz AB........................        4,000           490,868
  Nordbanken AB..............................       18,400           472,151
                                                                ------------
                                                                   1,342,913
                                                                ------------
SWITZERLAND -- 1.1%
  Sandoz AG..................................          270           323,974
  Swiss Reinsurance Co.......................          150           157,995
                                                                ------------
                                                                     481,969
                                                                ------------
THAILAND -- 1.0%
  K.R. Precision Public Co.,- Foreign........        2,400            13,501
  Thai Farmers Bank Public Co., LTD-
    Foreign..................................       19,000           200,315
  Tipco Asphalt Public Co., LTD-Foreign......       40,000           228,167
                                                                ------------
                                                                     441,983
                                                                ------------
UNITED KINGDOM -- 16.7%
  Barratt Developments PLC...................      100,000           422,766
  British Aerospace PLC......................       26,000           430,110
  Dixons Group PLC...........................       43,000           353,143
  EMI Group PLC..............................           38               794
  GKN PLC....................................       23,295           409,071
  Goldsmiths Group PLC.......................       75,000           402,215
  Granada Group PLC..........................       29,000           388,921
  Kingfisher PLC.............................       57,000           565,402
  Logica PLC.................................       36,000           424,175
  Next PLC...................................       48,000           425,772
  PizzaExpress PLC...........................       54,900           409,611
  Powerscreen International PLC..............       58,000           499,036
  Provident Financial PLC....................       44,460           342,856
  Reuters Holdings PLC.......................       35,300           408,189
  Rolls-Royce PLC............................      110,000           412,510
  Shell Transport & Trading Co. PLC..........       27,000           412,197
  Siebe PLC..................................       27,400           432,247
  Thorn EMI PLC..............................           38               216
  Victrex PLC................................       90,000           395,286
  WPP Group PLC..............................      113,000           414,914
                                                                ------------
                                                                   7,549,431
                                                                ------------
UNITED STATES OF AMERICA+ -- 17.7%
  Abacan Resources Corp., (Nigeria)*.........       71,000           488,125
  Basic Peteroleum International, LTD
    (Guatemala)*.............................        6,400           177,600

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

UNITED STATES OF AMERICA+ (CONTINUED)
  British Biotech PLC-ADR (United
    Kingdom)*................................        8,400      $    284,025
  Commercial International Bank (Egypt)*.....       21,050           326,275
  Elan Corp. PLC -ADR (Ireland)..............       12,800           382,400
  Flamel Technologies S.A.-ADR (France)*.....       32,000           244,000
  Flextronics International, LTD
    (Singapore)*.............................       10,300           284,538
  Gucci Group N.V. (Italy)...................        4,600           333,500
  ICTS International NV (Netherlands)*.......       20,000           245,000
  Larsen & Toubro LTD-GDR (India)............        8,117           115,667
  Lernout & Hauspie Speech Products N.V.
    (Belgium)*...............................       16,800           399,000
  L.G. Electronics, Inc.-GDR (South
    Korea)*..................................          372             3,263
  Memtec LTD-ADR (Australia).................        9,000           252,000
  Nice-Systems, LTD (Israel)*................        8,000           183,250
  P.T. Telekomunikasi-ADR (Indonesia)........        7,500           233,438
  Professional Staff PLC (United Kingdom)*...       28,000           297,500
  Qiagen N. V. (Netherlands)*................       19,500           575,249
  Rofin-Sinar Technologies, Inc.
    (Germany)*...............................       23,700           257,738
  Samsung Electronics LTD-GDR (Korea)*.......        5,000           250,000
  Samsung Electronics LTD-GDR New (Korea)*...           10               500
  Saville Systems PLC-ADR (Ireland)*.........       12,400           437,100
  Tag Heuer International S.A.-ADR
    (Switzerland)*...........................       14,500           286,375
  Tata Engineering & Locomotive Co.
    (India)*.................................       12,000           157,200
  Tecnomatix Technologies LTD (Israel)*......       14,000           243,250
  Telecomunicacoes Brasileiras - ADR
    (Brazil).................................        4,000           314,000
  Telefonos De Mexico S.A.-ADR (Mexico)......        9,150           293,944
  Tommy Hilfiger Corporation (Hong Kong)*....        6,700           396,975
  Tubos De Acero De Mexico-ADR (Mexico)*.....       19,000           206,625
  TV Filme, Inc. (Brazil)*...................       13,500           185,625
  Videotron Holdings PLC-ADR (United
    Kingdom).................................        8,000           136,000
                                                                ------------
                                                                   7,990,162
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $41,609,691).......................................       45,284,362
                                                                ------------
----------------------------------------------------------------------------
RIGHTS/WARRANTS -- 0.0%
----------------------------------------------------------------------------
HONG KONG
  Hong Kong & China Gas Co., LTD-Warrants*...        5,600             1,702
                                                                ------------
THAILAND
  Thai Farmers Bank Public Co., LTD-
    Warrants*................................        3,250             3,197
                                                                ------------
TOTAL RIGHTS/WARRANTS
  (Cost $3,205)............................................            4,899
                                                                ------------
TOTAL INVESTMENTS -- 100.4%
  (Cost $41,612,896).......................................     $ 45,289,261
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.4%)............         (202,682)
                                                                ------------
NET ASSETS -- 100.0%.......................................     $ 45,086,579
                                                                ------------

---------------
* Non-Income Producing Securities.
+ Certain securities issued by foreign companies are classified as United States securities as their underlying currency is the U.S. Dollar.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------

INTERNATIONAL GROWTH FUND

                                                 PERCENT OF
INDUSTRY                                         NET ASSETS
----------------------------------------------  ------------
Advertising...................................         2.5%
Aerospace.....................................         2.0
Agriculture...................................         1.1
Alcoholic Beverages...........................         0.7
Apparel.......................................         1.7
Automobiles...................................         4.4
Automotive Equipment..........................         3.0
Biotechnology.................................         1.1
Broadcasting..................................         0.5
Building Materials............................         2.1
Chemicals.....................................         1.0
Clothing Chains...............................         1.2
Computers/Office Automation...................         4.3
Containers....................................         0.5
Consumer Electricals..........................         1.8
Department/Discount Stores....................         1.4
Drugs/Pharmaceuticals.........................         2.7
Electronic Instruments........................         2.7
Electronics/Music Chains......................         3.3
Finance Companies.............................         0.8
Gas Utilities.................................         0.3
Grocery Products..............................         3.1
Homebuilding..................................         0.4
Industrial Engineering/Construction...........         1.8
Integrated Oil Companies......................         0.6
Investment Companies..........................         0.9
Life Insurers.................................         0.4
Machinery/Equipment...........................         6.9

                                                 PERCENT OF
INDUSTRY                                         NET ASSETS
----------------------------------------------  ------------
Medical/Health Services.......................         0.3%
Medical Supplies..............................         2.6
Metals........................................         0.3
Money-Center Banks............................         4.8
Multi-Line Insurers...........................         1.4
Oil/Gas Production............................         2.8
Oilfield Services/Equipment...................         2.0
Other Commercial/Industrial Services..........         1.5
Other Consumer Durables.......................         0.6
Other Consumer Services.......................         0.5
Other Financial Services......................         0.5
Other Production/Manufacturing................         4.9
Other Technology..............................         0.6
Photographic Products.........................         0.7
Publishing....................................         1.5
Real Estate Brokers/Services..................         2.8
Recreational Products.........................         1.7
Regional Banks................................         0.2
Rental/Leasing Companies......................         0.1
Restaurants...................................         1.3
Semiconductors................................         6.4
Software......................................         3.2
Specialty Chains..............................         1.8
Telecommunications Equipment..................         0.9
Telephone.....................................         3.2
Wholesale Distribution........................         0.6
Liabilities in Excess of Other Assets.........        (0.4)
                                                     -----
NET ASSETS....................................       100.0%
                                                     -----
                                                     -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

WORLDWIDE GROWTH FUND
PORTFOLIOS A, B & C
-------------------------------------------------------------------

                                MANAGEMENT TEAM

                           Lawrence S. Speidell, CFA
                Partner, Director of Global/Systematic Portfolio
                            Management and Research
                               Catherine Somhegyi
                       Partner, Chief Investment Officer,
                            Global Equity Management
                               Loretta J. Morris
                    Senior Portfolio Manager, International
                              Ernesto Ramos, Ph.D.
                    Senior Portfolio Manager, International
                                  John J. Kane
                   Senior Portfolio Manager, U.S. Systematic
                              Craig R. Occhialini
                       Portfolio Manager, U.S. Systematic
                              Melisa A. Grigolite
                   Assistant Portfolio Manager, International
                                Ben-Ami Gradwohl
                            Sr. Quantitative Analyst
                                  Nader Iqbal
                               Investment Analyst
                                 Alex Muromcew
                               Investment Analyst

  GOAL: The Nicholas-Applegate Worldwide Growth Fund seeks to maximize long-term capital appreciation through investment in a portfolio of growth stocks of U.S. and international companies.

  REVIEW AND OUTLOOK: The Worldwide Growth Portfolios delivered solid relative performance from April through September 30, 1996, on the strength of the Fund's individual stock holdings in the energy, consumer durable goods, and retail trade sectors. For example, Portfolio C shares gained 6.6% during the period, compared with a 4.2% gain in the Morgan Stanley Capital International World Index, the Fund's performance benchmark.

  The Worldwide Growth Fund seeks a strategic mix of foreign and domestic stocks, based on our global, bottom-up selection process. One of the best-performing stocks in the Fund during the period was Robert Half International, the world's largest provider of flexible staffing services. Shares rose sharply during the period because of exceptional annual sales and earnings growth.

  In the technology sector, Netherlands-based Baan Company, which produces open-system client/server-based planning software, is one of our largest holdings at 0.8% of assets. Its shares rose dramatically during the period, on the strength of expansion in the United States and Asia. We sold our position in Adidas, the athletic shoe and apparel manufacturer, because of slowing earnings growth and extended valuation compared to competitors, Fila and Nike. We also sold Italy-based Safilo, which manufactures and sells eyeglass frames, sunglasses and optical equipment. Management disclosed that profits would be flat for the year due to increased costs of integrating two recently-acquired companies.

  As of September 30, approximately 34% of the Fund's net assets were invested in U.S. companies, 20% in Japanese firms, and 12% in United Kingdom companies; 20% of assets were held in the technology sector, 14% in producers and manufacturing and 8% in health technology.

  International stocks, as represented by the Morgan Stanley Europe, Australasia, and Far East Index, declined slightly at the end of the period due to strengthening of the U.S. dollar; even so, United Kingdom and German stocks were up 11% and 3%, respectively. This helped boost the Fund's performance. The world's emerging countries

--------------------------------------------------------------------------------

WORLDWIDE GROWTH FUND
PORTFOLIOS A, B & C -- CONTINUED
--------------------------------------------------------------------------------

continue to show robust growth and a generally favorable investment environment; we believe international valuations are still very attractive. In the last two decades, the ten best-performing stock markets, on average, have been foreign markets. This is why we continue to search for and invest in the best growth companies wherever they are located. We believe this will help deliver superior returns for our shareholders over the long term.

                            REPRESENTATIVE HOLDINGS

                              Daiichi Corp., Japan
                              Asatsu, Inc., Japan
                        Rolls Royce PLC, United Kingdom
                          Hennes & Mauritz AB, Sweden
                           Baan Company, Netherlands
                         CAP Gemini Sogeti S.A., France
                 Jones Medical Industries, Inc., United States
                             Volkswagen AG, Germany
                      Commercial International Bank, Egypt
                 Robert Half International, Inc., United States

--------------------------------------------------------------------------------

WORLDWIDE GROWTH PORTFOLIOS
-------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUALIZED TOTAL RETURNS AS OF 09/30/96
1 Year                                               3 Years   Since Inception
5.00%                                                  8.17%            11.08%
                                            Worldwide Growth        MSCI World
Date                                             Portfolio A             Index
4/19/1993                                            $ 9,475          $ 10,000
6/30/1993                                              9,975            10,283
9/30/1993                                             10,756            10,766
12/31/1993                                            10,809            10,941
3/31/1994                                             11,325            11,007
6/30/1994                                             11,127            11,338
9/30/1994                                             11,681            11,582
12/31/1994                                            11,074            11,498
3/31/1995                                             11,223            12,018
6/30/1995                                             11,867            12,530
9/30/1995                                             12,966            13,212
12/31/1995                                            12,706            13,840
3/31/1996                                             13,444            14,403
6/30/1996                                             14,369            14,821
9/30/1996                                             14,369            15,000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUALIZED TOTAL RETURNS AS OF 09/30/96
1 Year                                                         Since Inception
4.51%                                                                   12.67%
                                            Worldwide Growth        MSCI World
                                                 Portfolio B             Index
05/31/95                                            $ 10,000          $ 10,000
06/30/95                                              10,168             9,995
09/30/95                                              11,104            10,539
12/31/95                                              10,848            11,039
03/31/96                                              11,472            11,489
06/30/96                                              12,240            11,822
09/30/96                                              11,727            11,965

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUALIZED TOTAL RETURNS AS OF 09/30/96
1 Year                                         3 Years      Since Inception
10.13%                                           9.45%               12.13%
                                            MSCI World     Worldwide Growth
                                                 Index          Portfolio C
04/19/93                                      $ 10,000             $ 10,000
06/30/93                                        10,283               10,520
09/30/93                                        10,766               11,320
12/31/93                                        10,941               11,352
03/31/94                                        11,007               11,888
06/30/94                                        11,338               11,656
09/30/94                                        11,582               12,224
12/31/94                                        11,498               11,565
03/31/95                                        12,018               11,711
06/30/95                                        12,530               12,352
09/30/95                                        13,212               13,479
12/31/95                                        13,840               13,182
03/31/96                                        14,403               13,930
06/30/96                                        14,821               14,869
09/30/96                                        15,000               14,844

The graphs compare a $10,000 investment in the Worldwide Growth Portfolio A (front load), the Worldwide Growth Portfolio B (back-end load) and the Worldwide Growth Portfolio C (level load) with a similar investment in the Morgan Stanley Capital International ("MSCI") World Index, on a cumulative and average annual total return basis. Performance returns within are calculated on a total return basis and reflect all fees and expenses of the Portfolio with reinvestment of dividends and capital gains, if any. Performance figures include the maximum applicable sales charge of 5.25% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5.00% declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 Plan which commenced at inception of each share class.

Total returns reflect the fact that fees and expenses in excess of certain expense limitations specified in the investment management agreement have been deferred by the Adviser. Total return results would have been lower had there been no deferral.

The MSCI World Index consists of more than 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The Index is a market-value weighted combination of countries and is unmanaged. Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no indication of future performance. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
WORLDWIDE GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK -- 97.5%
---------------------------------------------------------

ARGENTINA -- 0.8%
  Compania Naviera Periz SA..................       82,715      $    521,104
  Siderca SA.................................      193,200           285,936
                                                                ------------
                                                                     807,040
                                                                ------------
AUSTRALIA -- 0.5%
  Australian Gas & Light Co., LTD............        3,170            17,066
  Westfield Holdings LTD.....................       30,000           477,395
                                                                ------------
                                                                     494,461
                                                                ------------
BELGIUM -- 1.4%
  Banque Bruxelles Lambert SA................        1,430           280,223
  Barco N.V..................................        6,620         1,090,873
                                                                ------------
                                                                   1,371,096
                                                                ------------
BRAZIL -- 0.6%
  Companhia Cervejaria Brahma................      900,000           552,302
                                                                ------------
FINLAND -- 1.3%
  Raision Tehtaat Oy.........................       14,300           860,390
  Valmet Oy..................................       25,000           411,872
                                                                ------------
                                                                   1,272,262
                                                                ------------
FRANCE -- 2.8%
  Cap Gemini Sogeti S.A.*....................       16,000           700,042
  Coflexip S.A.*.............................       14,800           633,213
  Lagardere Groupe S.A. (Non Trading)........          377             9,306
  Lagardere Groupe S.A.......................       18,200           449,239
  Salomon S.A................................          570           505,953
  Sidel S.A..................................        8,000           480,118
                                                                ------------
                                                                   2,777,871
                                                                ------------
GERMANY -- 5.2%
  CKAG Colonia Konzern AG....................       10,000           767,619
  Continental AG.............................       60,000         1,096,804
  Daimler Benz AG*...........................       10,000           548,533
  Fresenius AG...............................        5,450         1,011,969
  Gerresheimer Glas AG.......................       14,100           288,317
  SGL Carbon AG..............................        7,700           897,694
  Volkswagen AG..............................        1,700           632,434
                                                                ------------
                                                                   5,243,370
                                                                ------------
HONG KONG -- 2.7%
  Cheung Kong Holdings, LTD..................       89,000           684,792
  Guangdong Investments, LTD.................      898,000           632,885
  Hong Kong & China Gas Co., LTD*............      204,000           346,903
  HSBC Holdings, LTD.........................       37,200           690,314
  Qingling Motors, LTD.......................      860,000           330,855
                                                                ------------
                                                                   2,685,749
                                                                ------------
ITALY -- 1.0%
  Ente Nazionale Idrocarburi SpA.............      122,000           623,413
  Telecom Italia SpA.........................      182,000           404,378
                                                                ------------
                                                                   1,027,791
                                                                ------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

JAPAN -- 19.7%
  Asatsu, Inc................................       27,000      $  1,064,278
  Bank of Tokyo-Mitsubishi...................        2,000            43,539
  Bridgestone Corp...........................       29,000           522,195
  Canon, Inc.................................       50,000           980,963
  DDI Corp...................................           80           645,733
  Dalichi Corp...............................       52,000         1,350,952
  Hirose Electric............................        9,000           549,877
  Honda Motor Co., LTD.......................       30,000           752,519
  Ibiden Co., Ltd............................       36,000           351,534
  Kawasaki Heavy Industries..................      125,000           601,344
  Laox Co....................................       54,000         1,117,492
  Matsushita Electric Co.....................       50,000           837,626
  Minebea Co., LTD...........................      176,000         1,559,364
  Mitsui Fudosan Co..........................       86,000         1,140,246
  NEC Corp...................................       68,000           798,029
  Nippon Telephone & Telegraph...............          100           734,602
  Nissan Motors Co...........................       70,000           563,763
  Sharp Corp.................................       75,000         1,243,001
  Sony Corp..................................       22,000         1,385,532
  TDK Corp...................................       28,000         1,738,320
  Terumo Corp................................       85,000         1,088,914
  Toshiba Corp...............................      115,000           794,311
                                                                ------------
                                                                  19,864,134
                                                                ------------
KOREA -- 1.2%
  Cho Hung Bank Co., LTD.....................       22,000           241,228
  Korea Housing Bank*........................       15,000           356,360
  Korea Mobile Telecommunications Corp.......          180           196,895
  LG Information & Communicaiton LTD.........        3,000           370,979
                                                                ------------
                                                                   1,165,462
                                                                ------------
MALAYSIA -- 2.0%
  Hume Industries BHD........................       47,000           249,422
  Malayan Banking BHD........................       33,000           327,867
  Metroplex BHD..............................      200,000           244,194
  O.Y.L. Industries BHD......................       32,400           329,662
  O.Y.L. Ind. Rights* W*.....................        5,000            50,874
  Technology Resource Industries BHD*........      155,000           408,188
  United Engineers BHD.......................       50,000           387,040
                                                                ------------
                                                                   1,997,247
                                                                ------------
MEXICO -- 1.6%
  Apasco S.A.................................      114,100           791,899
  Cemex S.A..................................       81,110           336,257
  Convertidora Industrial S.A. de CV*........      399,700           460,582
                                                                ------------
                                                                   1,588,738
                                                                ------------
NETHERLANDS -- 2.8%
  IHC Caland N.V.............................       12,900           678,670
  ING Groep N.V..............................       17,000           530,071
  Kon Ahrend NV..............................       12,000           613,103
  Koninklijke Volker Stevin N.V.-CVA.........        5,400           479,271
  Oce-Van Der Grinten N.V....................        5,155           562,577
                                                                ------------
                                                                   2,863,692
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

NORWAY -- 0.9%
  Sensonor A/S*..............................       54,100      $    390,860
  Tomra Systems A/S..........................       44,500           492,514
                                                                ------------
                                                                     883,374
                                                                ------------
PHILIPPINES -- 0.2%
  Empire East Land Holdings, Inc.*...........      436,000           232,711
                                                                ------------
POLAND -- 0.9%
  Agros Holdings S.A.*.......................       30,000           907,635
                                                                ------------
SINGAPORE -- 0.3%
  Far East Levingston Shipbuilding LTD.......       69,000           325,841
  United Overseas Bank LTD...................          495             4,816
                                                                ------------
                                                                     330,657
                                                                ------------
SOUTH AFRICA -- 0.5%
  Liberty Life Association of Africa LTD.....       18,000           544,583
                                                                ------------
SPAIN
  Telefonica De Espana SA....................       34,000           631,247
                                                                ------------
SWEDEN -- 3.2%
  Autoliv AB.................................       16,500           712,302
  Ericsson...................................       27,000           680,604
  Hennes & Mauritz AB........................        8,000           981,736
  Nordbanken AB..............................       33,000           846,792
                                                                ------------
                                                                   3,221,434
                                                                ------------
SWITZERLAND -- 1.1%
  Sandoz AG..................................          525           629,950
  Swiss Reinsurance Co.......................          450           473,986
                                                                ------------
                                                                   1,103,936
                                                                ------------
THAILAND -- 0.8%
  K.R. Precision Public Co., LTD --
    Foreign..................................        9,960            56,030
  Thai Farmers Bank Public Co., LTD --
    Foreign..................................       32,000           337,372
  Tipco Asphalt Public Co., LTD -- Foreign...       75,000           427,813
                                                                ------------
                                                                     821,215
                                                                ------------
UNITED KINGDOM -- 11.6%
  Barratt Developments PLC...................      150,000           634,149
  British Aerospace PLC......................       48,000           794,049
  Dixons Group PLC...........................       90,000           739,136
  EMI Group PLC..............................          126             2,634
  GKN PLC*...................................       44,055           798,210
  Granada Group PLC..........................       47,700           639,708
  Kingfisher PLC.............................       90,000           892,741
  Next PLC...................................       85,000           753,972
  PizzaExpress PLC...........................      100,000           746,104
  Powerscreen International PLC..............       73,000           628,097
  Reuters Holdings PLC.......................       93,400         1,080,025
  Rolls-Royce PLC............................      295,000         1,106,277
  Shell Transport & Trading Co. PLC..........       48,000           732,794
  Siebe PLC..................................       50,279           793,173

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

UNITED KINGDOM (CONTINUED)
  Thorn EMI PLC..............................          126      $        717
  Victrex PLC................................       98,000           430,423
  WPP Group PLC..............................      260,000           954,668
                                                                ------------
                                                                  11,726,877
                                                                ------------
UNITED STATES OF AMERICA+ -- 33.8%
  Abacan Resource Corp. (Nigeria)............      120,000           825,000
  Affiliated Computer Services, Inc.*........        4,000           235,000
  Anchor Gaming Inc..........................        3,400           211,650
  Ascend Communications, Inc.*...............        6,200           409,975
  Aspect Telecommunications, Inc.*...........        7,600           473,100
  Aspen Technologies, Inc.*..................        4,100           277,775
  Atlantic Coast Airlines, Inc.*.............        2,800            32,900
  Baan Co., N.V. (Netherlands)*..............       25,400           847,725
  Basic Petroleum International, LTD
    (Guatemela)*.............................        7,300           202,575
  Bed Bath & Beyond, Inc.*...................       14,000           383,250
  BMC Industries, Inc........................       10,600           303,425
  Boston Chicken, Inc.*......................        5,400           190,350
  British Biotech PLC (United Kingdom)*......       11,900           402,369
  BSES Limited GDR (India)...................       17,000           297,500
  Cadence Design Systems, Inc.*..............        9,250           330,688
  Callaway Golf Co...........................       11,500           392,438
  Cambridge Tech Partners, Inc.*.............        7,900           238,975
  Camco International, Inc...................        9,600           358,800
  Caraustar Industries, Inc..................        7,100           210,781
  Cascade Communication Corp.*...............        3,300           268,950
  Central Garden and Pet Co.*................        8,900           179,112
  Chesapeake Energy Co.*.....................        7,400           463,425
  Children's Comprehensive Services, Inc.....        8,800           156,200
  China Steel Co. (Taiwan)*..................       12,500           256,250
  Cisco Systems, Inc.*.......................        6,000           372,375
  Coachmen Industries, Inc...................       11,200           288,400
  Commercial International Bank (Egypt)*.....       42,105           652,828
  CompUSA, Inc.*.............................        9,000           486,000
  Compuware Inc.*............................        4,300           196,725
  Concord EFS, Inc.*.........................        4,150           106,863
  Continental Airlines, Inc., Class B........       18,200           407,225
  Danaher Corp...............................        2,500           103,437
  Elan Corp. PLC-ADR (Ireland)*..............       24,600           734,925
  Electronics For Imaging, Inc.*.............        5,100           365,925
  Encad, Inc.*...............................        7,400           309,875
  Executive Risk, Inc........................        5,400           207,900
  Finish Line, Inc.*.........................        8,100           384,750
  Flamel Technologies S.A. (France)*.........       48,600           370,575
  Foamex International, Inc.*................       13,800           224,250
  Gartner Group, Inc., Class A*..............        7,500           255,000
  Gucci Group N.V. (Italy)...................       10,800           783,000
  Guidant Corp...............................        3,700           204,425
  HBO & Co...................................        5,700           380,475
  HFS, Inc.*.................................        6,500           434,688
  Hologic, Inc.*.............................        4,900           137,200
  Integrated Systems, Inc.*..................        7,700           254,100
  International Specialty Products, Inc.*....       15,500           155,000
  Iomega Corp.*..............................        8,800           213,400
  Jones Medical Industries, Inc..............       13,625           660,813

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WORLDWIDE GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

UNITED STATES OF AMERICA+ (CONTINUED)
  Larsen & Toubro LTD-GDR (India)............       30,000      $    438,000
  Lemout & Hauspie Speech Products N.V.
    (Belgium)*...............................       35,000           831,250
  L.G. Electronics, Inc., GDR New (South
    Korea)*..................................        1,668            14,632
  Liz Claiborne, Inc.........................        7,500           279,375
  McAfee Associates, Inc.*...................        4,000           276,000
  Medic Computer Systems, Inc.*..............       10,000           363,750
  Medicis Pharmaceutical Corp.*..............        5,200           250,900
  Memtec LTD-ADR (Australia).................       19,000           532,000
  Money Store, Inc...........................        8,750           231,875
  Morgan Stanley Group, Inc..................        6,000           298,500
  Nautica Enterprises, Inc.*.................        7,900           254,775
  NBTY, Inc.*................................       18,900           311,850
  New York Bancorp, Inc......................        1,300            41,112
  Nice-Systems, LTD (Israel)*................       40,000           916,250
  P.T. Telekomunikasi (Indonesia)............       14,000           435,750
  Pacific Sunwear of California*.............        9,100           299,162
  Pairgain Technology, Inc.*.................        5,800           453,125
  Peoplesoft, Inc.*..........................        3,300           274,725
  Petro Canada (Canada)......................       43,000           419,250
  PMT Services, Inc..........................        8,300           168,075
  Professional Staff PLC (United Kingdom)*...       47,000           499,375
  Quintiles Transnational Corp.*.............        4,200           307,650
  Reading & Bates Corp.*.....................       15,400           417,725
  Rexall Sundown, Inc.*......................        6,200           226,300
  Riser Foods, Inc...........................        7,600           197,600
  Robert Half International, Inc.*...........       14,300           527,312
  Rofin-Sinar Technologies, Inc. (Germany)*..       16,600           180,525
  Ross Stores Inc............................       13,600           489,600
  Safeskin Corp.*............................        5,100           177,225
  Samsung Electronics LTD-GDR (Korea)*.......        7,000           350,000
  Samsung Electronics LTD-GDR New (Korea)*...          172             8,600
  Saville Systems PLC (Ireland)*.............       27,400           965,850
  Showbiz Pizza Time, Inc.*..................       11,900           215,687
  SPX Corp...................................        8,200           244,975
  Student Loan Marketing Association.........        3,800           283,575
  Sun Microsystems, Inc.*....................        5,100           316,837
  Supertex, Inc.*............................       12,800           232,000
  TCF Financial Corp.........................        2,000            75,250
  Technitrol, Inc............................        6,100           169,275
  Tecnomatix Technology LTD (Israel)*........       23,000           399,625
  Telecomunicacoes Brasileiras -
    ADR (Brazil).............................        9,600           753,600

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

UNITED STATES OF AMERICA+ (CONTINUED)
  Telefonos de Mexico S.A.-ADR (Mexico)......       20,850      $    659,806
  Tidewater, Inc.............................        9,400           351,325
  Transocean Offshore, Inc...................        7,000           428,750
  Tubos de Acero De Mexico-ADR (Mexico)*.....       47,000           511,125
  Tuntex Distinct Corp. (Taiwan)*............        5,001            35,123
  TV Filme, Inc. ADR (Brazil)*...............       10,500           144,375
  Universal Health Realty Income Trust*......        6,000           163,500
  Videotron Holdings PLC-ADR (United
    Kingdom)*................................       41,800           710,600
  Zions Bancorporation.......................        3,100           274,350
                                                                ------------
                                                                  34,056,063
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $83,163,049).......................................
                                                                  98,170,947
                                                                ------------
----------------------------------------------------------------------------
WARRANTS/RIGHTS --
----------------------------------------------------------------------------
HONG KONG
  Hong Kong & China Gas Co., LTD-Warrants....       17,000             5,168
                                                                ------------
SINGAPORE
  United Overseas Bank LTD-Warrants..........          208               761
                                                                ------------
THAILAND
  Thai Farmers Bank-Warrants.................        5,375             5,286
                                                                ------------
TOTAL WARRANTS/RIGHTS
  (Cost $6,631)............................................
                                                                      11,213
                                                                ------------

                                         PRINCIPAL
                                          AMOUNT            VALUE
---------------------------------------------------------

COMMERCIAL PAPER -- 1.8%
----------------------------------------------
  Merrill Lynch 5.85%, 10/01/96
    (Cost $1,839,000)..............     $ 1,839,000      $  1,839,000
                                                         ------------
TOTAL INVESTMENTS -- 99.3%
  (Cost $85,008,680)...............................
                                                         $100,021,160
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.7%......
                                                              737,287
                                                         ------------
NET ASSETS -- 100.0%...............................
                                                         $100,758,447
                                                         ------------

---------------
* Non-Income Producing Security.
+ Certain securities issued by companies are classified as United States securi-ties as their underlying currency is the U.S. Dollar.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------

WORLDWIDE GROWTH FUND

                                                 PERCENT OF
INDUSTRY                                         NET ASSETS
----------------------------------------------  ------------
Advertising...................................         2.1%
Aerospace.....................................         1.9
Airlines......................................         0.5
Alcoholic Beverages...........................         0.6
Apparel.......................................         1.3
Automobiles...................................         2.8
Automotive Equipment..........................         2.3
Biotechnology.................................         0.3
Broadcasting..................................         0.2
Building Materials............................         2.0
Chemicals.....................................         0.6
Clothing Chains...............................         1.8
Computers/Office Automation...................         4.0
Containers....................................         0.5
Contract Drilling.............................         0.9
Consumer Electricals..........................         1.4
Department/Discount Stores....................         0.9
Drugs/Pharmaceuticals.........................         3.4
Electric Utilities............................         0.3
Electronic Data Processing....................         0.4
Electronic Instruments........................         2.7
Electronics/Music Chains......................         3.6
Finance Companies.............................         0.5
Food Chains...................................         0.2
Gas Utilities.................................         0.4
Grocery Products..............................         1.8
Home Furnishings..............................         0.4
Homebuilding..................................         0.3
Industrial Engineering/Construction...........         1.5
Integrated Oil Companies......................         0.5
Investment Companies..........................         0.9
Leisure/Gaming................................         0.2

                                                 PERCENT OF
INDUSTRY                                         NET ASSETS
----------------------------------------------  ------------
Life Insurers.................................         0.6%
Machinery/Equipment...........................         5.4
Medical Supplies..............................         2.6
Metals........................................         0.6
Money-Center Banks............................         3.9
Multi-Line Insurers...........................         1.3
Oil/Gas Production............................         3.1
Oilfield Services/Equipment...................         2.4
Other Commercial/Industrial Services..........         1.2
Other Consumer Services.......................         0.5
Other Financial Services......................         0.5
Other Health Services.........................         0.4
Other Production/Manufacturing................         5.3
Other Technology..............................         0.2
Other Utilities...............................         0.7
Property--Casualty Insurance..................         0.2
Publishing....................................         1.8
Real Estate Brokers/Services..................         2.3
Recreational Products.........................         1.8
Regional Banks................................         0.6
Restaurants...................................         1.2
Savings & Loan Associations...................         0.1
Semiconductors................................         4.4
Software......................................         5.5
Specialty Chains..............................         1.4
Telecommunications Equipment..................         2.9
Telephone.....................................         5.0
Wholesale Distribution........................         0.2
Short-Term Obligations........................         1.9
Other Assets in Excess of Liabilities.........         0.8
                                                     -----
NET ASSETS....................................       100.0%
                                                     -----
                                                     -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------

SERIES A PORTFOLIOS

                                NET ASSET       NET        NET REALIZED    DISTRIBUTIONS
                                VALUES AT    INVESTMENT   AND UNREALIZED     FROM NET
                                BEGINNING      INCOME     GAINS (LOSSES)    INVESTMENT     DISTRIBUTIONS FROM
                                OF PERIOD    (DEFICIT)    ON INVESTMENTS      INCOME         CAPITAL GAINS
-------------------------------------------------------------------------------------------------------------
EMERGING GROWTH(1)
  Portfolio A (For the period
    ended 09/30/96)#..........    $17.93       $(0.12)        $2.32               --                 --
  Portfolio A (For the year
    ended 03/31/96)...........     13.06        (0.20)         5.09               --             $(0.02)
  Portfolio A (For the year
    ended 03/31/95)...........     12.10        (0.16)         1.12               --                 --
  Portfolio A (For the period
    ended 03/31/94)...........     12.50        (0.04)        (0.36)              --                 --
CORE GROWTH(2)
  Portfolio A (For the period
    ended 09/30/96)#..........     18.37        (0.10)         2.09               --                 --
  Portfolio A (For the year
    ended 03/31/96)...........     13.61        (0.18)         4.94               --                 --
  Portfolio A (For the year
    ended 03/31/95)...........     13.25        (0.10)         0.46               --                 --
  Portfolio A (For the period
    ended 03/31/94)...........     12.50        (0.07)         0.86               --              (0.04)
INCOME & GROWTH(2)
  Portfolio A (For the period
    ended 09/30/96)#..........     15.68         0.24          1.10           $(0.24)                --
  Portfolio A (For the year
    ended 03/31/96)...........     12.86         0.48          2.82            (0.48)                --
  Portfolio A (For the year
    ended 03/31/95)...........     14.16         0.49         (0.89)           (0.49)             (0.41)
  Portfolio A (For the period
    ended 03/31/94)...........     12.50         0.32          2.15            (0.32)             (0.49)
BALANCED GROWTH(2)
  Portfolio A (For the period
    ended 09/30/96)#..........     16.16         0.16          1.40            (0.16)                --
  Portfolio A (For the year
    ended 03/31/96)...........     13.74         0.34          2.42            (0.34)                --
  Portfolio A (For the year
    ended 03/31/95)...........     13.52         0.21          0.22            (0.21)                --
  Portfolio A (For the period
    ended 03/31/94)...........     12.50         0.15          1.02            (0.15)                --
GOVERNMENT INCOME(2)
  Portfolio A (For the period
    ended 09/30/96)#..........     12.74         0.33         (0.32)           (0.33)                --
  Portfolio A (For the year
    ended 03/31/96)...........     12.29         0.75          0.45            (0.75)                --
  Portfolio A (For the year
    ended 03/31/95)...........     12.51         0.63         (0.19)           (0.63)             (0.03)
  Portfolio A (For the period
    ended 03/31/94)...........     12.50         0.29          0.34            (0.29)             (0.33)
MONEY MARKET FUND(2)
  Portfolio A (For the period
    ended 09/30/96)#..........      1.00         0.02            --            (0.02)                --
  Portfolio A (For the year
    ended 03/31/96)...........      1.00         0.05            --            (0.05)                --
  Portfolio A (For the year
    ended 03/31/95)...........      1.00         0.05            --            (0.05)                --
  Portfolio A (For the period
    ended 03/31/94)...........      1.00         0.01            --            (0.01)                --
EMERGING COUNTRIES(3)
  Portfolio A (For the period
    ended 09/30/96)#..........     14.03        (0.01)         1.74               --                 --
  Portfolio A (For the year
    ended 03/31/96)...........     11.00        (0.04)         3.15            (0.02)             (0.06)
  Portfolio A (For the period
    ended 03/31/95)...........     12.50         0.04         (1.54)              --                 --
INTERNATIONAL GROWTH(4)
  Portfolio A (For the period
    ended 09/30/96)#..........     13.15        (0.01)         0.66               --                 --
  Portfolio A (For the year
    ended 03/31/96)...........     11.51        (0.02)         1.79            (0.13)                --
  Portfolio A (For the period
    ended 03/31/95)...........     12.50           --         (0.98)           (0.01)                --
WORLDWIDE GROWTH(2)
  Portfolio A (For the period
    ended 09/30/96)#..........     16.57        (0.25)         1.39               --                 --
  Portfolio A (For the year
    ended 03/31/96)...........     14.29        (0.07)         2.86            (0.12)             (0.39)
  Portfolio A (For the year
    ended 03/31/95)...........     14.94        (0.05)        (0.09)           (0.02)             (0.49)
  Portfolio A (For the period
    ended 03/31/94)...........     12.50        (0.07)         2.51               --                 --

---------------
(1)Commenced operations on December 27, 1993.
(2)Commenced operations on April 19, 1993.
(3)Commenced operations on November 28, 1994.
(4)Commenced operations on August 31, 1994.
 *Annualized.
 **Includes expenses allocated from the Master Trust Funds. See Notes to Funds'
   Financial Statements for amounts.
 #Unaudited.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                RATIO OF EXPENSES TO
                                  NET ASSET                                     AVERAGE NET ASSETS,       RATIO OF EXPENSES TO
                                VALUES AT END                   NET ASSETS AT      AFTER EXPENSE       AVERAGE NET ASSETS, BEFORE
                                  OF PERIOD     TOTAL RETURN    END OF PERIOD     REIMBURSEMENT**       EXPENSE REIMBURSEMENT**
---------------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH(1)
  Portfolio A (For the period
    ended 09/30/96)#..........     $20.13          12.27%       $156,437,735          1.66%*                       1.66%*
  Portfolio A (For the year
    ended 03/31/96)...........      17.93          37.48%        138,155,390          1.74%                        1.74%
  Portfolio A (For the year
    ended 03/31/95)...........      13.06           7.93%        106,725,077          1.86%                        1.84%
  Portfolio A (For the period
    ended 03/31/94)...........      12.10          (3.20%)       104,838,285          1.73%*                       1.80%*
CORE GROWTH(2)
  Portfolio A (For the period
    ended 09/30/96)#..........      20.36          10.83%         85,207,901          1.60%*                       1.51%*
  Portfolio A (For the year
    ended 03/31/96)...........      18.37          35.07%         77,275,060          1.58%                        1.56%
  Portfolio A (For the year
    ended 03/31/95)...........      13.61           2.72%         65,291,541          1.59%                        1.63%
  Portfolio A (For the period
    ended 03/31/94)...........      13.25           6.27%         70,512,167          1.57%*                       1.71%*
INCOME & GROWTH(2)
  Portfolio A (For the period
    ended 09/30/96)#..........      16.78           8.57%         30,112,861          1.60%*                       1.72%*
  Portfolio A (For the year
    ended 03/31/96)...........      15.68          26.00%         31,712,051          1.60%                        1.76%
  Portfolio A (For the year
    ended 03/31/95)...........      12.86          (2.64%)        31,150,481          1.60%                        1.76%
  Portfolio A (For the period
    ended 03/31/94)...........      14.16          19.65%         30,447,446          1.59%*                       1.83%*
BALANCED GROWTH(2)
  Portfolio A (For the period
    ended 09/30/96)#..........      17.56           9.67%          6,693,704          1.60%*                       2.95%*
  Portfolio A (For the year
    ended 03/31/96)...........      16.16          20.16%          5,902,210          1.60%                        3.30%
  Portfolio A (For the year
    ended 03/31/95)...........      13.74           3.22%          4,979,593          1.60%                        2.78%
  Portfolio A (For the period
    ended 03/31/94)...........      13.52           9.35%          6,445,901          1.59%*                       3.28%*
GOVERNMENT INCOME(2)
  Portfolio A (For the period
    ended 09/30/96)#..........      12.42           0.10%          1,420,580          0.90%*                       8.76%*
  Portfolio A (For the year
    ended 03/31/96)...........      12.74           9.71%          1,297,458          0.93%                        9.58%
  Portfolio A (For the year
    ended 03/31/95)...........      12.29           3.68%            925,074          1.10%                        8.40%
  Portfolio A (For the period
    ended 03/31/94)...........      12.51           4.97%            819,919          1.10%*                      20.28%*
MONEY MARKET FUND(2)
  Portfolio A (For the period
    ended 09/30/96)#..........       1.00           2.52%         14,143,417          0.45%*                       3.44%*
  Portfolio A (For the year
    ended 03/31/96)...........       1.00           5.47%          3,129,223          0.45%                        5.78%
  Portfolio A (For the year
    ended 03/31/95)...........       1.00           4.58%          2,995,847          0.31%                        2.49%
  Portfolio A (For the period
    ended 03/31/94)...........       1.00           1.72%             47,975          0.54%*                     323.24%*
EMERGING COUNTRIES(3)
  Portfolio A (For the period
    ended 09/30/96)#..........      15.76          12.33%         13,292,974          2.25%*                       3.39%*
  Portfolio A (For the year
    ended 03/31/96)...........      14.03          28.43%          4,717,767          2.25%                        6.72%
  Portfolio A (For the period
    ended 03/31/95)...........      11.00         (11.98%)         1,197,361          2.25%*                       6.15%*
INTERNATIONAL GROWTH(4)
  Portfolio A (For the period
    ended 09/30/96)#..........      13.80           4.94%          2,599,970          1.95%*                       4.94%*
  Portfolio A (For the year
    ended 03/31/96)...........      13.15          15.46%          1,055,809          1.95%                       10.06%
  Portfolio A (For the period
    ended 03/31/95)...........      11.51          (7.85%)           610,176          1.95%*                       9.77%*
WORLDWIDE GROWTH(2)
  Portfolio A (For the period
    ended 09/30/96)#..........      17.71           6.88%         23,826,652          1.85%*                       2.15%*
  Portfolio A (For the year
    ended 03/31/96)...........      16.57          19.79%         23,480,586          1.85%                        2.17%
  Portfolio A (For the year
    ended 03/31/95)...........      14.29          (0.90%)        22,207,775          1.85%                        2.18%
  Portfolio A (For the period
    ended 03/31/94)...........      14.94          19.52%         20,194,105          1.85%*                       2.23%*

                                    RATIO OF NET
                                 NET ASSETS, AFTER        INCOME (DEFICIT) TO
                                      EXPENSE          AVERAGE NET ASSETS, BEFORE
                                  REIMBURSEMENT**       EXPENSE REIMBURSEMENT**
------------------------------
EMERGING GROWTH(1)
  Portfolio A (For the period
    ended 09/30/96)#..........       (1.22%)*                     (1.22%)*
  Portfolio A (For the year
    ended 03/31/96)...........       (1.20%)                      (1.20%)
  Portfolio A (For the year
    ended 03/31/95)...........       (1.27%)                      (1.25%)
  Portfolio A (For the period
    ended 03/31/94)...........       (1.44%)*                     (1.51%)*
CORE GROWTH(2)
  Portfolio A (For the period
    ended 09/30/96)#..........       (1.05%)*                     (0.96%)*
  Portfolio A (For the year
    ended 03/31/96)...........       (0.91%)                      (0.89%)
  Portfolio A (For the year
    ended 03/31/95)...........       (0.66%)                      (0.70%)
  Portfolio A (For the period
    ended 03/31/94)...........       (0.68%)*                     (0.82%)*
INCOME & GROWTH(2)
  Portfolio A (For the period
    ended 09/30/96)#..........        2.79%*                       2.64%*
  Portfolio A (For the year
    ended 03/31/96)...........        3.29%                        3.12%
  Portfolio A (For the year
    ended 03/31/95)...........        3.71%                        3.55%
  Portfolio A (For the period
    ended 03/31/94)...........        2.83%*                       2.59%*
BALANCED GROWTH(2)
  Portfolio A (For the period
    ended 09/30/96)#..........        1.93%*                       0.88%*
  Portfolio A (For the year
    ended 03/31/96)...........        2.16%                        0.88%
  Portfolio A (For the year
    ended 03/31/95)...........        1.44%                        0.26%
  Portfolio A (For the period
    ended 03/31/94)...........        1.30%*                      (0.39%)*
GOVERNMENT INCOME(2)
  Portfolio A (For the period
    ended 09/30/96)#..........        5.38%*                      (0.48%)*
  Portfolio A (For the year
    ended 03/31/96)...........        5.78%                       (0.75%)
  Portfolio A (For the year
    ended 03/31/95)...........        5.18%                       (2.12%)
  Portfolio A (For the period
    ended 03/31/94)...........        3.07%*                     (16.11%)*
MONEY MARKET FUND(2)
  Portfolio A (For the period
    ended 09/30/96)#..........        4.98%*                       3.46%*
  Portfolio A (For the year
    ended 03/31/96)...........        5.35%                        2.77%
  Portfolio A (For the year
    ended 03/31/95)...........        4.60%                        2.42%
  Portfolio A (For the period
    ended 03/31/94)...........        1.85%*                    (320.85%)*
EMERGING COUNTRIES(3)
  Portfolio A (For the period
    ended 09/30/96)#..........       (0.49%)*                     (1.63%)*
  Portfolio A (For the year
    ended 03/31/96)...........       (0.35%)                      (3.61%)
  Portfolio A (For the period
    ended 03/31/95)...........        1.09%*                      (4.99%)*
INTERNATIONAL GROWTH(4)
  Portfolio A (For the period
    ended 09/30/96)#..........       (0.61%)*                     (3.57%)*
  Portfolio A (For the year
    ended 03/31/96)...........       (0.27%)                      (7.75%)
  Portfolio A (For the period
    ended 03/31/95)...........       (0.07%)*                     (7.89%)*
WORLDWIDE GROWTH(2)
  Portfolio A (For the period
    ended 09/30/96)#..........       (0.76%)*                     (0.99%)*
  Portfolio A (For the year
    ended 03/31/96)...........       (0.35%)                      (0.61%)
  Portfolio A (For the year
    ended 03/31/95)...........       (0.42%)                      (0.75%)
  Portfolio A (For the period
    ended 03/31/94)...........       (0.69%)*                     (1.07%)*

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------

SERIES B PORTFOLIOS

                                NET ASSET       NET        NET REALIZED    DISTRIBUTIONS
                                VALUES AT    INVESTMENT   AND UNREALIZED     FROM NET        DISTRIBUTIONS
                                BEGINNING      INCOME     GAINS (LOSSES)    INVESTMENT            FROM
                                OF PERIOD    (DEFICIT)    ON INVESTMENTS      INCOME         CAPITAL GAINS
-------------------------------------------------------------------------------------------------------------
EMERGING GROWTH+
  Portfolio B (For the period
    ended 09/30/96)#..........    $16.69       $(0.11)        $2.06               --                 --
  Portfolio B (For the period
    ended 03/31/96)...........     12.50        (0.14)         4.33               --                 --
CORE GROWTH+
  Portfolio B (For the period
    ended 09/30/96)#..........     16.25        (0.36)         2.07               --                 --
  Portfolio B (For the period
    ended 03/31/96)...........     12.50        (0.09)         3.84               --                 --
INCOME & GROWTH+
  Portfolio B (For the period
    ended 09/30/96)#..........     14.96         0.14          1.10           $(0.14)                --
  Portfolio B (For the period
    ended 03/31/96)...........     12.50         0.24          2.46            (0.24)                --
BALANCED GROWTH+
  Portfolio B (For the period
    ended 09/30/96)#..........     14.18         0.08          1.26            (0.08)                --
  Portfolio B (For the period
    ended 03/31/96)...........     12.50         0.12          1.68            (0.12)                --
GOVERNMENT INCOME+
  Portfolio B (For the period
    ended 09/30/96)#..........     12.53         0.24         (0.25)           (0.24)                --
  Portfolio B (For the period
    ended 03/31/96)...........     12.50         0.48          0.04            (0.48)            $(0.01)
EMERGING COUNTRIES+
  Portfolio B (For the period
    ended 09/30/96)#..........     14.02        (0.03)         1.71               --                 --
  Portfolio B (For the period
    ended 03/31/96)...........     12.50        (0.04)         1.56               --                 --
INTERNATIONAL GROWTH+
  Portfolio B (For the period
    ended 09/30/96)#..........     13.96        (0.06)         0.70               --                 --
  Portfolio B (For the period
    ended 03/31/96)...........     12.50        (0.02)         1.48               --                 --
WORLDWIDE GROWTH+
  Portfolio B (For the period
    ended 09/30/96)#..........     14.34        (0.06)         0.99               --                 --
  Portfolio B (For the period
    ended 03/31/96)...........     12.50        (0.05)         1.89               --                 --

-------------
 +All Series B Portfolios commenced operations on May 31, 1995.

 *Annualized.

**Includes expenses allocated from the Master Trust Funds. See Notes to Funds'
  Financial Statements for amounts.

#Unaudited.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                  RATIO OF EXPENSES        RATIO OF EXPENSES
                                  NET ASSET                                         TO AVERAGE NET           TO AVERAGE NET
                                  VALUES AT                                         ASSETS, AFTER            ASSETS, BEFORE
                                   END OF                       NET ASSETS AT          EXPENSE                  EXPENSE
                                   PERIOD       TOTAL RETURN    END OF PERIOD      REIMBURSEMENT**          REIMBURSEMENT**
--------------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH+
  Portfolio B (For the period
    ended 09/30/96)#..........     $18.64          11.68%       $   25,290,382         2.60%*                     2.77%*
  Portfolio B (For the period
    ended 03/31/96)...........      16.69          33.52%           13,625,738         2.58%*                     3.26%*
CORE GROWTH+
  Portfolio B (For the period
    ended 09/30/96)#..........      17.96          10.52%           21,159,857         2.25%*                     2.81%*
  Portfolio B (For the period
    ended 03/31/96)...........      16.25          30.00%           11,185,978         2.22%*                     3.39%*
INCOME & GROWTH+
  Portfolio B (For the period
    ended 09/30/96)#..........      16.06           8.22%            6,336,088         2.25%*                     3.72%*
  Portfolio B (For the period
    ended 03/31/96)...........      14.96          21.72%            2,125,077         2.25%*                     7.08%*
BALANCED GROWTH+
  Portfolio B (For the period
    ended 09/30/96)#..........      15.44           9.45%            1,888,997         2.25%*                     7.03%*
  Portfolio B (For the period
    ended 03/31/96)...........      14.18          14.45%              672,934         2.25%*                    13.05%*
GOVERNMENT INCOME+
  Portfolio B (For the period
    ended 09/30/96)#..........      12.28          (0.14%)             990,425         1.30%*                    15.75%*
  Portfolio B (For the period
    ended 03/31/96)...........      12.53           4.16%              127,528         1.33%*                    86.12%*
EMERGING COUNTRIES+
  Portfolio B (For the period
    ended 09/30/96)#..........      15.70          11.98%           10,091,495         2.90%*                     4.06%*
  Portfolio B (For the period
    ended 03/31/96)...........      14.02          12.16%            3,557,080         2.90%*                     7.58%*
INTERNATIONAL GROWTH+
  Portfolio B (For the period
    ended 09/30/96)#..........      14.60           4.58%            2,596,996         2.60%*                     5.65%*
  Portfolio B (For the period
    ended 03/31/96)...........      13.96          11.68%            1,486,794         2.60%*                    16.15%*
WORLDWIDE GROWTH+
  Portfolio B (For the period
    ended 09/30/96)#..........      15.27           6.49%            3,520,418         2.50%*                     5.20%*
  Portfolio B (For the period
    ended 03/31/96)...........      14.34          14.72%            1,972,242         2.50%*                     9.50%*

                                                              RATIO OF NET
                                (DEFICIT) TO AVERAGE           TO AVERAGE
                                    NET ASSETS,               NET ASSETS,
                                   AFTER EXPENSE             BEFORE EXPENSE
                                  REIMBURSEMENT**           REIMBURSEMENT**
------------------------------
EMERGING GROWTH+
  Portfolio B (For the period
    ended 09/30/96)#..........       (2.14%)*                     (2.31%)*
  Portfolio B (For the period
    ended 03/31/96)...........       (2.09%)*                     (2.76%)*
CORE GROWTH+
  Portfolio B (For the period
    ended 09/30/96)#..........       (1.68%)*                     (2.24%)*
  Portfolio B (For the period
    ended 03/31/96)...........       (1.61%)*                     (2.77%)*
INCOME & GROWTH+
  Portfolio B (For the period
    ended 09/30/96)#..........        2.29%*                       0.79%*
  Portfolio B (For the period
    ended 03/31/96)...........        2.59%*                      (2.22%)*
BALANCED GROWTH+
  Portfolio B (For the period
    ended 09/30/96)#..........        1.34%*                      (3.13%)*
  Portfolio B (For the period
    ended 03/31/96)...........        1.38%*                      (8.86%)*
GOVERNMENT INCOME+
  Portfolio B (For the period
    ended 09/30/96)#..........        5.18%*                      (7.28%)*
  Portfolio B (For the period
    ended 03/31/96)...........        5.14%*                     (67.73%)*
EMERGING COUNTRIES+
  Portfolio B (For the period
    ended 09/30/96)#..........       (1.16%)*                     (2.33%)*
  Portfolio B (For the period
    ended 03/31/96)...........       (1.05%)*                     (5.44%)*
INTERNATIONAL GROWTH+
  Portfolio B (For the period
    ended 09/30/96)#..........       (1.22%)*                     (4.26%)*
  Portfolio B (For the period
    ended 03/31/96)...........       (0.64%)*                    (13.26%)*
WORLDWIDE GROWTH+
  Portfolio B (For the period
    ended 09/30/96)#..........       (1.46%)*                     (4.08%)*
  Portfolio B (For the period
    ended 03/31/96)...........       (1.28%)*                     (8.12%)*

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------

SERIES C PORTFOLIOS

                                NET ASSET       NET        NET REALIZED    DISTRIBUTIONS
                                VALUES AT    INVESTMENT   AND UNREALIZED     FROM NET
                                BEGINNING      INCOME     GAINS (LOSSES)    INVESTMENT     DISTRIBUTIONS FROM
                                OF PERIOD    (DEFICIT)    ON INVESTMENTS      INCOME         CAPITAL GAINS
-------------------------------------------------------------------------------------------------------------
EMERGING GROWTH(1)
  Portfolio C (For the period
    ended 09/30/96)#..........    $17.62       $ 0.23         $1.87               --                 --
  Portfolio C (For the year
    ended 03/31/96)...........     12.96        (0.29)         5.03               --             $(0.08)
  Portfolio C (For the year
    ended 03/31/95)...........     12.07        (0.22)         1.11               --                 --
  Portfolio C (For the period
    ended 03/31/94)...........     12.50        (0.06)        (0.37)              --                 --
CORE GROWTH(2)
  Portfolio C (For the period
    ended 09/30/96)#..........     18.06        (0.18)         2.08               --                 --
  Portfolio C (For the year
    ended 03/31/96)...........     13.45        (0.27)         4.88               --                 --
  Portfolio C (For the year
    ended 03/31/95)...........     13.18        (0.17)         0.44               --                 --
  Portfolio C (For the period
    ended 03/31/94)...........     12.50        (0.11)         0.80               --              (0.01)
INCOME & GROWTH(2)
  Portfolio C (For the period
    ended 09/30/96)#..........     15.90         0.18          1.12           $(0.18)                --
  Portfolio C (For the year
    ended 03/31/96)...........     13.03         0.40          2.86            (0.40)                --
  Portfolio C (For the year
    ended 03/31/95)...........     14.28         0.41         (0.89)           (0.41)             (0.36)
  Portfolio C (For the period
    ended 03/31/94)...........     12.50         0.24          2.11            (0.24)             (0.33)
BALANCED GROWTH(2)
  Portfolio C (For the period
    ended 09/30/96)#..........     16.20         0.11          1.40            (0.11)                --
  Portfolio C (For the year
    ended 03/31/96)...........     13.76         0.24          2.44            (0.24)                --
  Portfolio C (For the year
    ended 03/31/95)...........     13.54         0.11          0.22            (0.11)                --
  Portfolio C (For the period
    ended 03/31/94)...........     12.50         0.08          1.04            (0.08)                --
GOVERNMENT INCOME(2)
  Portfolio C (For the period
    ended 09/30/96)#..........     12.63         0.29         (0.31)           (0.29)                --
  Portfolio C (For the year
    ended 03/31/96)...........     12.27         0.77          0.36            (0.77)                --
  Portfolio C (For the year
    ended 03/31/95)...........     12.56         0.63         (0.28)           (0.63)             (0.01)
  Portfolio C (For the period
    ended 03/31/94)...........     12.50         0.25          0.29            (0.25)             (0.23)
EMERGING COUNTRIES(3)
  Portfolio C (For the period
    ended 09/30/96)#..........     13.71        (0.03)         1.68               --                 --
  Portfolio C (For the year
    ended 03/31/96)...........     10.79        (0.05)         2.97               --                 --
  Portfolio C (For the period
    ended 03/31/95)...........     12.50           --         (1.70)           (0.01)                --
INTERNATIONAL GROWTH(4)
  Portfolio C (For the period
    ended 09/30/96)#..........     13.05        (0.05)         0.66               --                 --
  Portfolio C (For the year
    ended 03/31/96)...........     11.32         0.01          1.72               --                 --
  Portfolio C (For the period
    ended 03/31/95)...........     12.50        (0.04)        (1.12)           (0.02)                --
WORLDWIDE GROWTH(2)
  Portfolio C (For the period
    ended 09/30/96)#..........     16.76        (0.16)         1.26               --                 --
  Portfolio C (For the year
    ended 03/31/96)...........     14.44        (0.21)         2.92            (0.01)             (0.38)
  Portfolio C (For the year
    ended 03/31/95)...........     14.86        (0.15)        (0.08)              --              (0.19)
  Portfolio C (For the period
    ended 03/31/94)...........     12.50         0.14          2.22               --                 --

---------------
(1)Commenced operations on December 27, 1993.

(2)Commenced operations on April 19, 1993.

(3)Commenced operations on November 28, 1994.

(4)Commenced operations on August 31, 1994.

 *Annualized.

 **Includes expenses allocated from the Master Trust Funds. See Notes to Funds'
   Financial Statements for amounts.

 #Unaudited.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                RATIO OF EXPENSES TO
                                  NET ASSET                                     AVERAGE NET ASSETS,       RATIO OF EXPENSES TO
                                VALUES AT END                   NET ASSETS AT      AFTER EXPENSE       AVERAGE NET ASSETS, BEFORE
                                  OF PERIOD     TOTAL RETURN    END OF PERIOD     REIMBURSEMENT**       EXPENSE REIMBURSEMENT**
---------------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH(1)
  Portfolio C (For the period
    ended 09/30/96)#..........     $19.72          11.92%       $239,229,912          2.29%*                       2.29%*
  Portfolio C (For the year
    ended 03/31/96)...........      17.62          37.18%        207,332,005          2.35%                        2.35%
  Portfolio C (For the year
    ended 03/31/95)...........      12.96           7.37%        157,292,246          2.44%                        2.44%
  Portfolio C (For the period
    ended 03/31/94)...........      12.07          (3.44%)       142,874,310          2.34%*                       2.34%*
CORE GROWTH(2)
  Portfolio C (For the period
    ended 09/30/96)#..........      19.96          10.52%        186,703,699          2.11%*                       2.11%*
  Portfolio C (For the year
    ended 03/31/96)...........      18.06          34.28%        177,461,331          2.14%                        2.14%
  Portfolio C (For the year
    ended 03/31/95)...........      13.45           2.05%        143,389,656          2.24%                        2.24%
  Portfolio C (For the period
    ended 03/31/94)...........      13.18           5.54%        141,488,561          2.17%*                       2.17%*
INCOME & GROWTH(2)
  Portfolio C (For the period
    ended 09/30/96)#..........      17.02           8.18%         61,777,766          2.25%*                       2.26%*
  Portfolio C (For the year
    ended 03/31/96)...........      15.89          25.24%         58,997,309          2.25%                        2.28%
  Portfolio C (For the year
    ended 03/31/95)...........      13.03          (3.26%)        61,791,573          2.25%                        2.29%
  Portfolio C (For the period
    ended 03/31/94)...........      14.28          18.76%         69,264,807          2.22%*                       2.23%*
BALANCED GROWTH(2)
  Portfolio C (For the period
    ended 09/30/96)#..........      17.60           9.33%         17,718,207          2.25%*                       2.82%*
  Portfolio C (For the year
    ended 03/31/96)...........      16.20          19.58%         16,586,339          2.25%                        3.01%
  Portfolio C (For the year
    ended 03/31/95)...........      13.76           2.47%         16,469,510          2.25%                        2.60%
  Portfolio C (For the period
    ended 03/31/94)...........      13.54           8.91%         16,248,130          2.24%*                       2.73%*
GOVERNMENT INCOME(2)
  Portfolio C (For the period
    ended 09/30/96)#..........      12.32          (0.16%)         3,987,045          1.30%*                       5.86%*
  Portfolio C (For the year
    ended 03/31/96)...........      12.63           9.20%          2,968,287          1.33%                        5.77%
  Portfolio C (For the year
    ended 03/31/95)...........      12.27           2.96%          4,278,140          1.50%                        2.67%
  Portfolio C (For the period
    ended 03/31/94)...........      12.56           4.28%          7,345,300          1.50%*                       3.86%*
EMERGING COUNTRIES(3)
  Portfolio C (For the period
    ended 09/30/96)#..........      15.36          12.04%         12,325,316          2.90%*                       3.39%*
  Portfolio C (For the year
    ended 03/31/96)...........      13.71          27.30%          4,344,744          2.90%                        6.23%
  Portfolio C (For the period
    ended 03/31/95)...........      10.79         (13.64%)            59,366          2.90%*                     242.59%**
INTERNATIONAL GROWTH(4)
  Portfolio C (For the period
    ended 09/30/96)#..........      13.66           4.67%          2,321,308          2.60%*                       4.39%*
  Portfolio C (For the year
    ended 03/31/96)...........      13.05          15.30%            933,422          2.60%                       16.15%
  Portfolio C (For the period
    ended 03/31/95)...........      11.32          (9.25%)            24,066          2.61%*                      75.37%*
WORLDWIDE GROWTH(2)
  Portfolio C (For the period
    ended 09/30/96)#..........      17.86           6.56%         70,693,942          2.50%*                       2.58%*
  Portfolio C (For the year
    ended 03/31/96)...........      16.76          18.95%         71,155,027          2.50%                        2.57%
  Portfolio C (For the year
    ended 03/31/95)...........      14.44          (1.49%)        71,200,715          2.50%                        2.57%
  Portfolio C (For the period
    ended 03/31/94)...........      14.86          18.88%         66,576,743          2.44%*                       2.44%*

                                    RATIO OF NET
                                 NET ASSETS, AFTER        INCOME (DEFICIT) TO
                                      EXPENSE          AVERAGE NET ASSETS, BEFORE
                                  REIMBURSEMENT**       EXPENSE REIMBURSEMENT**
------------------------------
EMERGING GROWTH(1)
  Portfolio C (For the period
    ended 09/30/96)#..........       (0.19%)*                     (0.19%)*
  Portfolio C (For the year
    ended 03/31/96)...........       (1.81%)                      (1.81%)
  Portfolio C (For the year
    ended 03/31/95)...........       (1.85%)                      (1.85%)
  Portfolio C (For the period
    ended 03/31/94)...........       (2.04%)*                     (2.04%)*
CORE GROWTH(2)
  Portfolio C (For the period
    ended 09/30/96)#..........       (1.56%)*                     (1.56%)*
  Portfolio C (For the year
    ended 03/31/96)...........       (1.47%)                      (1.47%)
  Portfolio C (For the year
    ended 03/31/95)...........       (1.30%)                      (1.30%)
  Portfolio C (For the period
    ended 03/31/94)...........       (1.30%)*                     (1.30%)*
INCOME & GROWTH(2)
  Portfolio C (For the period
    ended 09/30/96)#..........        2.15%*                       2.10%*
  Portfolio C (For the year
    ended 03/31/96)...........        2.64%                        2.61%
  Portfolio C (For the year
    ended 03/31/95)...........        3.05%                        3.01%
  Portfolio C (For the period
    ended 03/31/94)...........        2.28%*                       2.27%*
BALANCED GROWTH(2)
  Portfolio C (For the period
    ended 09/30/96)#..........        1.28%*                       1.02%*
  Portfolio C (For the year
    ended 03/31/96)...........        1.53%                        1.19%
  Portfolio C (For the year
    ended 03/31/95)...........        0.83%                        0.48%
  Portfolio C (For the period
    ended 03/31/94)...........        0.61%*                       0.12%*
GOVERNMENT INCOME(2)
  Portfolio C (For the period
    ended 09/30/96)#..........        4.98%*                       2.41%*
  Portfolio C (For the year
    ended 03/31/96)...........        5.46%                        3.13%
  Portfolio C (For the year
    ended 03/31/95)...........        4.58%                        3.41%
  Portfolio C (For the period
    ended 03/31/94)...........        2.70%*                       0.34%*
EMERGING COUNTRIES(3)
  Portfolio C (For the period
    ended 09/30/96)#..........       (1.12%)*                     (1.62%)*
  Portfolio C (For the year
    ended 03/31/96)...........       (1.06%)                      (4.15%)
  Portfolio C (For the period
    ended 03/31/95)...........       (0.04%)**                  (239.73%)*
INTERNATIONAL GROWTH(4)
  Portfolio C (For the period
    ended 09/30/96)#..........       (1.30%)*                     (3.07%)*
  Portfolio C (For the year
    ended 03/31/96)...........       (1.02%)                     (13.95%)
  Portfolio C (For the period
    ended 03/31/95)...........       (0.76%)*                    (73.52%)*
WORLDWIDE GROWTH(2)
  Portfolio C (For the period
    ended 09/30/96)#..........       (1.41%)*                     (1.41%)*
  Portfolio C (For the year
    ended 03/31/96)...........       (0.99%)                      (1.00%)
  Portfolio C (For the year
    ended 03/31/95)...........       (1.06%)                      (1.13%)
  Portfolio C (For the period
    ended 03/31/94)...........       (1.24%)*                     (1.24%)*

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------

SERIES A PORTFOLIOS

                                   EMERGING           CORE           INCOME &
                                    GROWTH           GROWTH           GROWTH
                                ------------------------------------------------
ASSETS
  Investments in Master Trust
    Fund, at value*...........   $ 156,579,102    $  85,308,130    $  30,336,108
  Receivable for shares of
    beneficial interest
    sold......................         314,089           96,887           13,515
  Receivable for investments
    sold in Master Trust
    Fund......................          89,035          245,219               34
  Due from adviser............              --               --            4,533
  Deferred organization
    costs.....................           4,929           13,644           11,081
  Prepaid expenses and other
    assets....................             769              414              164
                                ------------------------------------------------
    Total assets..............     156,987,924       85,664,294       30,365,435
                                ------------------------------------------------
LIABILITIES
  Payable for investments
    purchased in Master Trust
    Fund......................         314,089           96,887           13,515
  Payable for shares of
    beneficial interest
    repurchased...............          89,035          245,219               34
  Due to adviser..............              --           37,530               --
  Dividend payable............              --               --          202,639
  Accrued expenses............         147,065           76,757           36,386
                                ------------------------------------------------
    Total liabilities.........         550,189          456,393          252,574
                                ------------------------------------------------
NET ASSETS....................   $ 156,437,735    $  85,207,901    $  30,112,861
                                ------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............   $  99,204,257    $  56,705,436    $  24,701,699
  Accumulated undistributed
    net investment income
    (deficit).................      (4,044,185)      (1,856,964)             253
  Accumulated undistributed
    net realized gain (loss)
    from security
    transactions..............      19,075,759        9,244,836        1,086,063
  Accumulated undistributed
    net realized foreign
    exchange gain (loss)......              --               --               --
  Net unrealized foreign
    exchange gain (loss)......              --               --               --
  Net unrealized appreciation
    (depreciation) on
    investments...............      42,201,904       21,114,593        4,324,846
                                ------------------------------------------------
    Net assets................   $ 156,437,735    $  85,207,901    $  30,112,861
                                ------------------------------------------------
Shares of beneficial interest,
  no par value, issued and
  outstanding (unlimited
  shares authorized)..........       7,773,118        4,185,945        1,794,314
                                ------------------------------------------------
COMPUTATION OF
  Net asset value per share of
    beneficial interest (Net
    assets/Outstanding shares
    of beneficial interest)...   $       20.13    $       20.36    $       16.78
                                ------------------------------------------------
MAXIMUM OFFERING PRICE PER
  SHARE OF ($20.13/94.75%,
  $20.36/94.75%,
  $16.78/94.75%, $17.56/94.75,
  $12.42/95.25%,
  $15.76/94.75%,
  $13.80/94.75%,
  $17.71/94.75%,
  respectively)...............   $       21.25    $       21.49    $       17.71
                                ------------------------------------------------
* Cost of investments in the
  Master Trust Fund...........   $  97,057,649    $  55,030,396    $  19,199,135
                                ------------------------------------------------

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--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                   BALANCED        GOVERNMENT                         EMERGING      INTERNATIONAL      WORLDWIDE
                                    GROWTH           INCOME        MONEY MARKET      COUNTRIES          GROWTH           GROWTH
                                ---------------------------------------------------------------------------------------------------
ASSETS
  Investments in Master Trust
    Fund, at value*...........   $   6,724,282    $   1,456,048    $  14,198,775    $  13,292,953    $ 2,606,431      $  23,818,087
  Receivable for shares of
    beneficial interest
    sold......................              --               --               --           90,400          2,369              3,271
  Receivable for investments
    sold in Master Trust
    Fund......................              --               --               --               --             --             46,116
  Due from adviser............           5,497            6,042           13,476           10,373          4,664              5,080
  Deferred organization
    costs.....................           9,971            9,593            8,071            5,045             --             10,430
  Prepaid expenses and other
    assets....................              30                5           12,464               22              2                121
                                ---------------------------------------------------------------------------------------------------
    Total assets..............       6,739,780        1,471,688       14,232,786       13,398,793      2,613,466         23,883,105
                                ---------------------------------------------------------------------------------------------------
LIABILITIES
  Payable for investments
    purchased in Master Trust
    Fund......................              --               --               --           90,400          2,369              3,271
  Payable for shares of
    beneficial interest
    repurchased...............              --               --               --               --             --             46,116
  Due to adviser..............              --               --               --               --             --                 --
  Dividend payable............          30,517            6,861           39,685               --             --                 --
  Accrued expenses............          15,559           44,247           49,684           15,419         11,127              7,066
                                ---------------------------------------------------------------------------------------------------
    Total liabilities.........          46,076           51,108           89,369          105,819         13,496             56,453
                                ---------------------------------------------------------------------------------------------------
NET ASSETS....................   $   6,693,704    $   1,420,580    $  14,143,417    $  13,292,974    $ 2,599,970      $  23,826,652
                                ---------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............   $   5,352,356    $   1,447,608    $  14,143,785    $  12,095,266    $ 2,416,591      $  18,096,424
  Accumulated undistributed
    net investment income
    (deficit).................             176               22             (368)         (29,950)        (7,312)          (380,196)
  Accumulated undistributed
    net realized gain (loss)
    from security
    transactions..............         438,544          (14,746)              --          118,278         14,661          2,589,749
  Accumulated undistributed
    net realized foreign
    exchange gain (loss)......              --               --               --          (13,598)        (3,416)               497
  Net unrealized foreign
    exchange gain (loss)......              --               --               --              399            (42)            (1,573)
  Net unrealized appreciation
    (depreciation) on
    investments...............         902,628          (12,304)              --        1,122,579        179,488          3,521,751
                                ---------------------------------------------------------------------------------------------------
    Net assets................   $   6,693,704    $   1,420,580    $  14,143,417    $  13,292,974    $ 2,599,970      $  23,826,652
                                ---------------------------------------------------------------------------------------------------
Shares of beneficial interest,
  no par value, issued and
  outstanding (unlimited
  shares authorized)..........         381,170          114,344       14,143,785          843,268        188,372          1,345,644
                                ---------------------------------------------------------------------------------------------------
COMPUTATION OF
  Net asset value per share of
    beneficial interest (Net
    assets/Outstanding shares
    of beneficial interest)...   $       17.56    $       12.42    $        1.00    $       15.76    $     13.80      $       17.71
                                ---------------------------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER
  SHARE OF ($20.13/94.75%,
  $20.36/94.75%,
  $16.78/94.75%, $17.56/94.75,
  $12.42/95.25%,
  $15.76/94.75%,
  $13.80/94.75%,
  $17.71/94.75%,
  respectively)...............   $       18.53    $       13.04    $        1.00    $       16.63    $     14.56      $       18.69
                                ---------------------------------------------------------------------------------------------------
* Cost of investments in the
  Master Trust Fund...........   $   4,940,333    $   1,303,367    $  14,027,866    $  12,032,038    $ 2,402,876      $  16,121,464
                                ---------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------

SERIES B PORTFOLIOS

                                   EMERGING           CORE           INCOME &
                                    GROWTH           GROWTH           GROWTH
                                ------------------------------------------------
ASSETS
  Investments in Master Trust
    Fund, at value*...........   $  25,342,800    $  23,771,436    $   6,948,480
  Receivable for shares of
    beneficial interest
    sold......................         391,386          328,468          153,613
  Receivable for investments
    sold in Master Trust
    Fund......................          10,190               --               --
  Due from adviser............           3,799            5,445            4,767
  Deferred organization
    costs.....................             730              730              731
  Prepaid expenses and other
    assets....................           1,548              615              196
                                ------------------------------------------------
    Total assets..............      25,750,453       24,106,694        7,107,787
                                ------------------------------------------------
LIABILITIES
  Payable for investments
    purchased in Master Trust
    Fund......................         392,860          329,030          153,800
  Payable for shares of
    beneficial interest
    repurchased...............          10,190               --               --
  Dividend payable............              --               --           30,534
  Accrued expenses............          57,021           73,101           41,640
                                ------------------------------------------------
    Total liabilities.........         460,071          402,131          225,974
                                ------------------------------------------------
NET ASSETS....................   $  25,290,382    $  23,704,563    $   6,881,813
                                ------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............   $  21,931,190    $  21,261,398    $   6,371,943
  Accumulated undistributed
    net investment income
    (deficit).................        (330,271)        (205,594)             (52)
  Accumulated undistributed
    net realized (loss) from
    security transactions.....        (340,730)          (3,250)         (58,546)
  Accumulated undistributed
    net realized foreign
    exchange gain (loss)......              --               --               --
  Net unrealized foreign
    exchange gain (loss)......              --               --               --
  Net unrealized appreciation
    on investments............       4,030,193        2,652,009          568,468
                                ------------------------------------------------
    Net assets................   $  25,290,382    $  23,704,563    $   6,881,813
                                ------------------------------------------------
Shares of beneficial interest,
  no par value, issued and
  outstanding (unlimited
  shares authorized)..........       1,356,575        1,320,111          428,584
                                ------------------------------------------------
COMPUTATION OF
  Net asset value per share of
    beneficial interest
    (Net assets/Outstanding
    shares of beneficial
    interest).................   $       18.64    $       17.96    $       16.06
                                ------------------------------------------------
* Cost of investments in the
  Master Trust Fund...........   $  21,751,568    $  21,159,857    $   6,336,088
                                ------------------------------------------------

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--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                   BALANCED        GOVERNMENT        EMERGING      INTERNATIONAL      WORLDWIDE
                                    GROWTH           INCOME         COUNTRIES          GROWTH           GROWTH
                                ----------------------------------------------------------------------------------
ASSETS
  Investments in Master Trust
    Fund, at value*...........   $   2,026,960    $   1,005,672    $  10,903,306    $   2,765,779    $   3,803,621
  Receivable for shares of
    beneficial interest
    sold......................          26,500               --          249,789           33,991           63,532
  Receivable for investments
    sold in Master Trust
    Fund......................              --               --               --               --               --
  Due from adviser............           4,986            4,229            6,978            5,321            7,129
  Deferred organization
    costs.....................             730              730              741              730              730
  Prepaid expenses and other
    assets....................           6,288           29,575               13               67                8
                                ----------------------------------------------------------------------------------
    Total assets..............       2,065,464        1,040,206       11,160,827        2,805,888        3,875,020
                                ----------------------------------------------------------------------------------
LIABILITIES
  Payable for investments
    purchased in Master Trust
    Fund......................          26,500               --          249,789           34,055           63,532
  Payable for shares of
    beneficial interest
    repurchased...............              --               --               --               --               --
  Dividend payable............           5,234            3,496               --               --               --
  Accrued expenses............          28,342           38,650           31,800           22,450           33,613
                                ----------------------------------------------------------------------------------
    Total liabilities.........          60,076           42,146          281,589           56,505           97,145
                                ----------------------------------------------------------------------------------
NET ASSETS....................   $   2,005,388    $     998,060    $  10,879,238    $   2,749,383    $   3,777,875
                                ----------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............   $   1,893,950    $     998,384    $  10,123,684    $   2,596,996    $   3,520,418
  Accumulated undistributed
    net investment income
    (deficit).................              84               14          (49,276)         (14,414)         (27,973)
  Accumulated undistributed
    net realized (loss) from
    security transactions.....         (63,401)          (2,771)         (28,249)          (2,194)          21,041
  Accumulated undistributed
    net realized foreign
    exchange gain (loss)......              --               --           (7,817)          (3,694)          (6,284)
  Net unrealized foreign
    exchange gain (loss)......              --               --              323               --              210
  Net unrealized appreciation
    on investments............         174,755            2,433          840,573          172,689          270,463
                                ----------------------------------------------------------------------------------
    Net assets................   $   2,005,388    $     998,060    $  10,879,238    $   2,749,383    $   3,777,875
                                ----------------------------------------------------------------------------------
Shares of beneficial interest,
  no par value, issued and
  outstanding (unlimited
  shares authorized)..........         129,883           81,303          692,739          188,259          247,332
                                ----------------------------------------------------------------------------------
COMPUTATION OF
  Net asset value per share of
    beneficial interest
    (Net assets/Outstanding
    shares of beneficial
    interest).................   $       15.44    $       12.28    $       15.70    $       14.60    $       15.27
                                ----------------------------------------------------------------------------------
* Cost of investments in the
  Master Trust Fund...........   $   1,888,997    $     990,425    $  10,091,495    $   2,596,996    $   3,520,418
                                ----------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------

SERIES C PORTFOLIOS

                                   EMERGING           CORE           INCOME &
                                    GROWTH           GROWTH           GROWTH
                                ------------------------------------------------
ASSETS
  Investments in Master Trust
    Fund, at value*...........   $ 239,535,726    $ 186,946,015    $  62,173,836
  Receivable for shares of
    beneficial interest
    sold......................         661,149          141,530            7,724
  Receivable for investments
    sold in Master Trust
    Fund......................         638,068          266,518           48,848
  Due from adviser............              --               --            2,608
  Deferred organization
    costs.....................           4,929           13,972           11,184
  Prepaid expenses and other
    assets....................           1,193            1,931              309
                                ------------------------------------------------
    Total assets..............     240,841,065      187,369,966       62,244,509
                                ------------------------------------------------
LIABILITIES
  Payable for investments
    purchased in Master Trust
    Fund......................         661,149          141,530            7,724
  Payable for shares of
    beneficial interest
    repurchased...............         638,068          266,518           48,848
  Dividend payable............              --               --          316,115
  Accrued expenses and other
    payables..................         311,936          258,219           94,056
                                ------------------------------------------------
    Total liabilities.........       1,611,153          666,267          466,743
                                ------------------------------------------------
NET ASSETS....................   $ 239,229,912    $ 186,703,699    $  61,777,766
                                ------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............   $ 158,196,614    $ 126,314,874    $  52,021,416
  Accumulated undistributed
    net investment income
    (deficit).................      (8,714,724)      (6,800,041)             101
  Accumulated undistributed
    net realized gain (loss)
    from security
    transactions..............      27,922,811       19,361,761        1,337,064
  Accumulated undistributed
    net realized foreign
    exchange gain (loss)......              --               --               --
  Net unrealized foreign
    exchange gain (loss)......              --               --               --
  Net unrealized appreciation
    (depreciation) on
    investments...............      61,825,211       47,827,105        8,419,185
                                ------------------------------------------------
    Net assets................   $ 239,229,912    $ 186,703,699    $  61,777,766
                                ------------------------------------------------
Shares of beneficial interest,
  no par value, issued and
  outstanding (unlimited
  shares authorized)..........      12,134,024        9,352,106        3,630,299
                                ------------------------------------------------
COMPUTATION OF
  Net asset value per share of
    beneficial interest
    (Net assets/Outstanding
    shares of beneficial
    interest).................   $       19.72    $       19.96    $       17.02
                                ------------------------------------------------
* Cost of investments in the
  Master Trust Fund...........   $ 151,660,200    $ 120,248,850    $  41,754,269
                                ------------------------------------------------

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--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                   BALANCED        GOVERNMENT        EMERGING      INTERNATIONAL      WORLDWIDE
                                    GROWTH           INCOME         COUNTRIES          GROWTH           GROWTH
                                ----------------------------------------------------------------------------------
ASSETS
  Investments in Master Trust
    Fund, at value*...........   $  17,786,759    $   4,036,977    $  12,332,829    $   2,337,965    $  70,750,301
  Receivable for shares of
    beneficial interest
    sold......................              --               74          164,510            4,958           55,233
  Receivable for investments
    sold in Master Trust
    Fund......................         139,356               12            9,137               --           89,847
  Due from adviser............           4,102            5,956            3,566            3,388            1,403
  Deferred organization
    costs.....................          10,194            9,724            1,779               --           11,266
  Prepaid expenses and other
    assets....................              88               16               17                2              370
                                ----------------------------------------------------------------------------------
    Total assets..............      17,940,499        4,052,759       12,511,838        2,346,313       70,908,420
                                ----------------------------------------------------------------------------------
LIABILITIES
  Payable for investments
    purchased in Master Trust
    Fund......................              --               74          164,510            4,958           55,233
  Payable for shares of
    beneficial interest
    repurchased...............         139,356               12            9,137               --           89,847
  Dividend payable............          57,369           17,800               --               --               --
  Accrued expenses and other
    payables..................          25,567           47,828           12,875           20,047           69,398
                                ----------------------------------------------------------------------------------
    Total liabilities.........         222,292           65,714          186,522           25,005          214,478
                                ----------------------------------------------------------------------------------
NET ASSETS....................   $  17,718,207    $   3,987,045    $  12,325,316    $   2,321,308    $  70,693,942
                                ----------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............   $  13,742,802    $   4,213,858    $  11,310,605    $   2,244,266    $  53,966,687
  Accumulated undistributed
    net investment income
    (deficit).................             637              183          (65,195)         (16,835)      (2,392,129)
  Accumulated undistributed
    net realized gain (loss)
    from security
    transactions..............       1,329,470         (201,236)          10,980          (49,754)       7,890,512
  Accumulated undistributed
    net realized foreign
    exchange gain (loss)......              --               --          (11,308)          (1,690)         519,246
  Net unrealized foreign
    exchange gain (loss)......              --               --              370                4           (5,090)
  Net unrealized appreciation
    (depreciation) on
    investments...............       2,645,298          (25,760)       1,079,864          145,317       10,714,716
                                ----------------------------------------------------------------------------------
    Net assets................   $  17,718,207    $   3,987,045    $  12,325,316    $   2,321,308    $  70,693,942
                                ----------------------------------------------------------------------------------
Shares of beneficial interest,
  no par value, issued and
  outstanding (unlimited
  shares authorized)..........       1,006,480          323,564          802,532          169,960        3,959,259
                                ----------------------------------------------------------------------------------
COMPUTATION OF
  Net asset value per share of
    beneficial interest
    (Net assets/Outstanding
    shares of beneficial
    interest).................   $       17.60    $       12.32    $       15.36    $       13.66    $       17.86
                                ----------------------------------------------------------------------------------
* Cost of investments in the
  Master Trust Fund...........   $  12,566,754    $   3,485,158    $  11,241,538    $   2,243,663    $  48,581,096
                                ----------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED SEPTEMBER 30, 1996 (UNAUDITED)
-------------------------------------------------------------------------------

SERIES A PORTFOLIOS

                                   EMERGING           CORE           INCOME &
                                    GROWTH           GROWTH           GROWTH
                                ------------------------------------------------
INVESTMENT INCOME
  Net investment income
    (deficit) from Master
    Trust Fund................   $    (500,816)   $    (133,756)   $     523,266
                                ------------------------------------------------
  EXPENSES
    Accounting fees...........          15,600           15,715           15,600
    Administration fees.......           2,500            3,282            4,344
    Audit & tax fees..........           3,206            3,548            3,884
    Distribution fees.........         190,373          102,727           37,985
    Insurance.................           2,101            1,143              460
    Legal fees................          20,533           11,090            4,101
    Miscellaneous.............           1,148              620              230
    Organization costs........           1,073            4,551            3,584
    Registration fees.........          10,574            5,707            2,119
    Shareholder reporting
      fees....................          14,974           10,229            2,346
    Shareholder servicing
      fees....................          75,941           41,091           15,194
    Transfer agent fees.......          90,722           59,775           31,844
    Trustees' fee.............           2,368            1,279              473
                                ------------------------------------------------
      Total expenses..........         431,113          260,757          122,164
    Reimbursement to (from)
      advisor.................              --           37,530          (23,403)
                                ------------------------------------------------
      Net expenses............         431,113          298,287           98,761
                                ------------------------------------------------
        Net investment income
          (deficit)...........        (931,929)        (432,043)         424,505
                                ------------------------------------------------
NET REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss)
    from security
    transactions..............      15,037,900        5,907,809        1,925,674
  Net realized foreign
    exchange loss.............              --               --               --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................       3,497,755        2,832,153          200,429
                                ------------------------------------------------
      Net gain (loss) on
        investments...........      18,535,655        8,739,962        2,126,103
                                ------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...   $  17,603,726    $   8,307,919    $   2,550,608
                                ------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                   Balanced        Government                         Emerging      International      Worldwide
                                    Growth           Income        Money Market      Countries          Growth           Growth
                                ---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Net investment income
    (deficit) from Master
    Trust Fund................   $      78,709    $    34,645      $     158,063    $       7,156    $       (43)     $     (13,355)
                                ---------------------------------------------------------------------------------------------------
  EXPENSES
    Accounting fees...........           7,800          7,800              7,800           15,600          7,800             15,600
    Administration fees.......           3,795          3,439              2,500            3,287            603              3,721
    Audit & tax fees..........           4,044          4,079              4,110            4,075          4,092              3,951
    Distribution fees.........           7,622          1,525              4,761           32,675          1,973             29,921
    Insurance.................              88             24                  6               56             --                346
    Legal fees................             822            165                861            1,176            213              3,234
    Miscellaneous.............              46              9                 48               66             12                181
    Organization costs........           3,221          3,104              2,649              725              0              3,371
    Registration fees.........             530             85                443              605            109              1,665
    Shareholder reporting
      fees....................           1,182            497              1,543            1,806            481              2,779
    Shareholder servicing
      fees....................           3,049            611              3,174            4,357            787             11,968
    Transfer agent fees.......          19,613         16,245             20,310           13,622         12,071             28,261
    Trustees' fee.............              95             19                 99              136             25                373
                                ---------------------------------------------------------------------------------------------------
      Total expenses..........          51,907         37,602             48,304           78,186         28,166            105,371
    Reimbursement to (from)
      advisor.................         (32,090)       (35,772)           (48,304)         (49,867)       (23,429)           (27,577)
                                ---------------------------------------------------------------------------------------------------
      Net expenses............          19,817          1,830                 --           28,319          4,737             77,794
                                ---------------------------------------------------------------------------------------------------
        Net investment income
          (deficit)...........          58,892         32,815            158,063          (21,163)        (4,780)           (91,149)
                                ---------------------------------------------------------------------------------------------------
NET REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss)
    from security
    transactions..............         266,726        (43,423)               (46)         100,782         25,066          1,728,939
  Net realized foreign
    exchange loss.............              --             --                 --           (6,540)        (3,540)           (35,305)
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................         238,688         15,761                 --          754,665         62,560            (33,767)
                                ---------------------------------------------------------------------------------------------------
      Net gain (loss) on
        investments...........         505,414        (27,662)               (46)         848,907         84,086          1,659,867
                                ---------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...   $     564,306    $     5,153      $     158,017    $     827,744    $    79,306      $   1,568,718
                                ---------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED SEPTEMBER 30, 1996 (UNAUDITED)
-------------------------------------------------------------------------------

SERIES B PORTFOLIOS

                                   EMERGING                          INCOME &
                                    GROWTH        CORE GROWTH         GROWTH
                                ------------------------------------------------
INVESTMENT INCOME
  Net investment income
    (deficit) from Master
    Trust Fund................   $     (65,194)   $     (27,051)   $      74,123
                                ------------------------------------------------
  EXPENSES
    Accounting fees...........          15,340           15,340           15,340
    Administration fees.......           2,500              695              590
    Audit & tax fees..........           3,914            3,914            3,914
    Distribution fees.........          76,337           65,479           15,486
    Insurance.................             191              132               29
    Legal fees................           2,744            2,355              557
    Miscellaneous.............           2,856            2,426              559
    Organization costs........             106              107              106
    Registration fees.........           8,754            8,729            8,398
    Shareholder reporting
      fees....................          17,511           34,519            5,673
    Shareholder servicing
      fees....................          25,376           21,827            5,162
    Transfer agent fees.......          13,180           12,134              992
    Trustees' fee.............           1,085            1,085            1,085
                                ------------------------------------------------
      Total expenses..........         169,894          168,742           57,891
    Less: Reimbursement from
      advisor.................         (17,129)         (49,026)         (31,049)
                                ------------------------------------------------
      Net expenses............         152,765          119,716           26,842
                                ------------------------------------------------
        Net investment income
          (deficit)...........        (217,959)        (146,767)          47,281
                                ------------------------------------------------
NET REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss)
    from security
    transactions..............        (111,571)          (1,798)         (52,957)
  Net realized foreign
    exchange loss.............              --               --               --
  Change in net unrealized
    appreciation of
    investments and foreign
    currency..................       2,249,148        1,795,809          433,895
                                ------------------------------------------------
      Net gain on
        investments...........       2,137,577        1,794,011          380,938
                                ------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...   $   1,919,618    $   1,647,244    $     428,219
                                ------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                   BALANCED        GOVERNMENT        EMERGING      INTERNATIONAL      WORLDWIDE
                                    GROWTH           INCOME         COUNTRIES          GROWTH           GROWTH
                                ----------------------------------------------------------------------------------
INVESTMENT INCOME
  Net investment income
    (deficit) from Master
    Trust Fund................   $      17,358    $    13,160      $       4,787    $       264      $    (2,312)
                                ----------------------------------------------------------------------------------
  EXPENSES
    Accounting fees...........          10,140         11,440             15,340         10,140           15,340
    Administration fees.......             814          1,108              2,562            794              457
    Audit & tax fees..........           3,914          3,914              3,915          3,914            3,914
    Distribution fees.........           4,924          1,119             25,769          7,730           10,983
    Insurance.................              15              1                 33              7               23
    Legal fees................             177             60                929            279              396
    Miscellaneous.............             180             56                933            288              409
    Organization costs........             106            107                106            106              106
    Registration fees.........           8,346          8,319               8469          8,392            8,395
    Shareholder reporting
      fees....................           1,951            771              10089          3,912            6,482
    Shareholder servicing
      fees....................           1,642            560               8589          2,569            3,661
    Transfer agent fees.......           4,643            907               6919          4,943            6,214
    Trustees' fee.............           1,085          1,085               1085          1,085            1,085
                                ----------------------------------------------------------------------------------
      Total expenses..........          37,937         29,447             84,738         44,159           57,465
    Less: Reimbursement from
      advisor.................         (29,402)       (27,881)           (40,071)       (31,276)         (38,428)
                                ----------------------------------------------------------------------------------
      Net expenses............           8,535          1,566             44,667         12,883           19,037
                                ----------------------------------------------------------------------------------
        Net investment income
          (deficit)...........           8,823         11,594            (39,880)       (12,619)         (21,349)
                                ----------------------------------------------------------------------------------
NET REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss)
    from security
    transactions..............         (56,329)        (3,173)            14,503          7,018           54,599
  Net realized foreign
    exchange loss.............              --             --             (4,919)        (3,697)          (5,115)
  Change in net unrealized
    appreciation of
    investments and foreign
    currency..................         149,520          4,814            666,301         85,945          133,789
                                ----------------------------------------------------------------------------------
      Net gain on
        investments...........          93,191          1,641            675,885         89,266          183,273
                                ----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...   $     102,014    $    13,235      $     636,005    $    76,647      $   161,924
                                ----------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED SEPTEMBER 30, 1996 (UNAUDITED)
-------------------------------------------------------------------------------

SERIES C PORTFOLIOS

                                   EMERGING           CORE           INCOME &
                                    GROWTH           GROWTH           GROWTH
                                ------------------------------------------------
INVESTMENT INCOME
  Net investment income
    (deficit) from Master
    Trust Fund................   $    (749,940)   $    (301,282)   $   1,031,728
                                ------------------------------------------------
  EXPENSES
    Accounting fees...........          15,600           15,600           15,600
    Administration fees.......           2,500            7,358            8,559
    Audit & tax fees..........           2,793            2,895            3,574
    Distribution fees.........         853,308          690,656          224,359
    Insurance.................           3,293            2,708              865
    Legal fees................          30,683           24,858            8,080
    Miscellaneous.............           1,715            1,389              452
    Organization costs........           1,072            4,513            3,618
    Registration fees.........          15,795           12,789            4,163
    Shareholder reporting
      fees....................          15,233           15,793            4,517
    Shareholder servicing
      fees....................         283,659          230,219           74,786
    Transfer agent fees.......         124,267          122,384           52,524
    Trustees' fee.............           3,539            2,867              932
                                ------------------------------------------------
      Total expenses..........       1,353,457        1,134,029          402,029
    Less: Reimbursement from
      advisor.................              --               --          (13,139)
                                ------------------------------------------------
      Net expenses............       1,353,457        1,134,029          388,890
                                ------------------------------------------------
        Net investment income
          (deficit)...........      (2,103,397)      (1,435,311)         642,838
                                ------------------------------------------------
NET REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss)
    from security
    transactions..............      22,073,499       13,600,148        3,616,303
  Net realized foreign
    exchange loss.............              --               --               --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................       4,799,781        6,140,360          479,597
                                ------------------------------------------------
    Net gain (loss) on
      investments.............      26,873,280       19,740,508        4,095,900
                                ------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...   $  24,769,883    $  18,305,197    $   4,738,738
                                ------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                   BALANCED        GOVERNMENT        EMERGING      INTERNATIONAL      WORLDWIDE
                                    GROWTH           INCOME         COUNTRIES          GROWTH           GROWTH
                                ----------------------------------------------------------------------------------
INVESTMENT INCOME
  Net investment income
    (deficit) from Master
    Trust Fund................   $     227,384    $    87,747      $       7,735    $      (498)     $     (39,502)
                                ----------------------------------------------------------------------------------
  EXPENSES
    Accounting fees...........           7,800          7,800             15,600          7,800             15,600
    Administration fees.......          10,974          8,575              3,331            762             11,134
    Audit & tax fees..........           3,949          4,052              4,084          4,084              3,615
    Distribution fees.........          66,044          7,730             33,029          7,622            268,655
    Insurance.................             247             55                 37             --              1,033
    Legal fees................           2,379            419              1,190            277              8,175
    Miscellaneous.............             132             23                 66             15                542
    Organization costs........           3,297          3,142                256             --              3,642
    Registration fees.........           1,224            215                709            180              4,989
    Shareholder reporting
      fees....................           1,554            643                678            662              7,022
    Shareholder servicing
      fees....................          22,014          3,865             11,010          2,534             89,551
    Transfer agent fees.......          17,945         13,864              8,767          6,784             51,996
    Trustees' fee.............             274             48                137             24              1,117
                                ----------------------------------------------------------------------------------
      Total expenses..........         137,833         50,431             78,894         30,744            467,071
    Less: Reimbursement from
      advisor.................         (23,358)       (39,610)           (21,646)       (18,042)            (1,403)
                                ----------------------------------------------------------------------------------
      Net expenses............         114,475         10,821             57,248         12,702            465,668
                                ----------------------------------------------------------------------------------
        Net investment income
          (deficit)...........         112,909         76,926            (49,513)       (13,200)          (505,170)
                                ----------------------------------------------------------------------------------
NET REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss)
    from security
    transactions..............         803,415        (87,553)            59,942        (38,557)         5,327,357
  Net realized foreign
    exchange loss.............              --             --             (6,716)        (2,395)          (106,264)
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................         636,154         17,521            810,411         70,960           (155,031)
                                ----------------------------------------------------------------------------------
    Net gain (loss) on
      investments.............       1,439,569        (70,032)           863,637         30,008          5,066,062
                                ----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...   $   1,552,478    $     6,894      $     814,124    $    16,808      $   4,560,892
                                ----------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------

SERIES A PORTFOLIOS

                                        EMERGING GROWTH
                                --------------------------------
                                FOR THE PERIOD
                                    ENDED
                                SEPTEMBER 30,        FOR THE
                                     1996          YEAR ENDED
                                 (UNAUDITED)     MARCH 31, 1996
                                --------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $     (931,929)  $    (1,467,001)
  Net realized gain from
    security transactions.....      15,037,900        17,157,012
  Net realized foreign
    exchange gain (loss)......              --                --
  Change in net unrealized
    appreciation on
    investments...............       3,497,755        22,567,484
                                --------------------------------
      Net increase (decrease)
        in net assets
        resulting from
        operations............      17,603,726        38,257,495
                                --------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Capital gain*...............              --          (179,082)
  Net investment income*......              --                --
                                --------------------------------
      Total distributions.....              --          (179,082)
                                --------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from shares sold...      98,096,919        37,959,926
  Proceeds from shares issued
    for distribution
    reinvestment..............              --            28,673
  Cost of shares
    repurchased...............     (97,418,300)      (44,636,699)
                                --------------------------------
    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................         678,619        (6,648,100)
                                --------------------------------
      Total increase
        (decrease) in net
        assets................      18,282,345        31,430,313
NET ASSETS:
  BEGINNING OF PERIOD.........     138,155,390       106,725,077
                                --------------------------------
  END OF PERIOD...............  $  156,437,735   $   138,155,390
                                --------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........       7,704,965         8,170,194
  Shares sold.................       5,180,187         2,374,005
  Shares issued for
    distributions
    reinvested................              --             1,774
  Shares repurchased..........      (5,112,034)       (2,841,008)
                                --------------------------------
      Ending balance..........       7,773,118         7,704,965
                                --------------------------------

------------
* See Financial Highlights for per share distribution amounts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                           CORE GROWTH                       INCOME & GROWTH            BALANCED GROWTH
                                ---------------------------------   ---------------------------------   ---------------
                                FOR THE PERIOD                      FOR THE PERIOD                      FOR THE PERIOD
                                     ENDED                               ENDED                               ENDED
                                 SEPTEMBER 30,        FOR THE        SEPTEMBER 30,        FOR THE        SEPTEMBER 30,
                                     1996           YEAR ENDED           1996           YEAR ENDED           1996
                                  (UNAUDITED)     MARCH 31, 1996      (UNAUDITED)     MARCH 31, 1996      (UNAUDITED)
                                ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $      (432,043)  $      (641,957)  $       424,505   $     1,014,246   $       58,892
  Net realized gain from
    security transactions.....        5,907,809        11,262,503         1,925,674         3,025,096          266,726
  Net realized foreign
    exchange gain (loss)......               --                --                --                --               --
  Change in net unrealized
    appreciation on
    investments...............        2,832,153        10,033,989           200,429         3,076,767          238,688
                                ---------------------------------------------------------------------------------------
      Net increase (decrease)
        in net assets
        resulting from
        operations............        8,307,919        20,654,535         2,550,608         7,116,109          564,306
                                ---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Capital gain*...............               --                --                --                --               --
  Net investment income*......               --                --          (427,961)       (1,011,296)         (58,811)
                                ---------------------------------------------------------------------------------------
      Total distributions.....               --                --          (427,961)       (1,011,296)         (58,811)
                                ---------------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from shares sold...        9,429,315        13,279,964         2,831,635         3,034,140        1,350,768
  Proceeds from shares issued
    for distribution
    reinvestment..............               --                --            86,532           359,472            6,545
  Cost of shares
    repurchased...............       (9,804,393)      (21,950,980)       (6,640,004)       (8,936,855)      (1,071,314)
                                ---------------------------------------------------------------------------------------
    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................         (375,078)       (8,671,016)       (3,721,837)       (5,543,243)         285,999
                                ---------------------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................        7,932,841        11,983,519        (1,599,190)          561,570          791,494
NET ASSETS:
  BEGINNING OF PERIOD.........       77,275,060        65,291,541        31,712,051        31,150,481        5,902,210
                                ---------------------------------------------------------------------------------------
  END OF PERIOD...............  $    85,207,901   $    77,275,060   $    30,112,861   $    31,712,051   $    6,693,704
                                ---------------------------------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........        4,207,526         4,798,906         2,022,208         2,422,113          365,215
  Shares sold.................          485,777           812,501           176,176           209,464           79,961
  Shares issued for
    distributions
    reinvested................               --                --             5,378            24,649              385
  Shares repurchased..........         (507,358)       (1,403,881)         (409,448)         (634,018)         (64,391)
                                ---------------------------------------------------------------------------------------
      Ending balance..........        4,185,945         4,207,526         1,794,314         2,022,208          381,170
                                ---------------------------------------------------------------------------------------


                                    FOR THE
                                  YEAR ENDED
                                MARCH 31, 1996

INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $       120,127
  Net realized gain from
    security transactions.....          688,324
  Net realized foreign
    exchange gain (loss)......           86,789
  Change in net unrealized
    appreciation on
    investments...............          188,570

      Net increase (decrease)
        in net assets
        resulting from
        operations............          997,021

DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Capital gain*...............               --
  Net investment income*......         (120,078)

      Total distributions.....         (120,078)

TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from shares sold...        1,158,459
  Proceeds from shares issued
    for distribution
    reinvestment..............           19,024
  Cost of shares
    repurchased...............       (1,131,809)

    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................           45,674

      Total increase
        (decrease) in net
        assets................          922,617
NET ASSETS:
  BEGINNING OF PERIOD.........        4,979,593

  END OF PERIOD...............  $     5,902,210

CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........          362,417
  Shares sold.................           75,429
  Shares issued for
    distributions
    reinvested................            1,215
  Shares repurchased..........          (73,846)

      Ending balance..........          365,215


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS -- Continued
--------------------------------------------------------------------------------

SERIES A PORTFOLIOS

                                       GOVERNMENT INCOME                     MONEY MARKET
                                --------------------------------   ---------------------------------
                                FOR THE PERIOD                     FOR THE PERIOD
                                    ENDED                               ENDED
                                SEPTEMBER 30,        FOR THE        SEPTEMBER 30,        FOR THE
                                     1996          YEAR ENDED           1996           YEAR ENDED
                                 (UNAUDITED)     MARCH 31, 1996      (UNAUDITED)     MARCH 31, 1996
                                --------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $      32,815    $       65,740    $      158,063    $       199,306
  Net realized gain from
    security transactions.....        (43,423)           74,049               (46)              (322)
  Net realized foreign
    exchange gain (loss)......             --                --                --                 --
  Change in net unrealized
    appreciation
    (depreciation) on
    investments and foreign
    currency..................         15,761           (44,744)               --                 --

                                --------------------------------------------------------------------
      Net increase (decrease)
        in net assets
        resulting from
        operations............          5,153            95,045           158,017            198,984
                                --------------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Capital gain*...............             --                --                --                 --
  Net investment income*......        (32,829)          (65,742)         (158,063)          (199,306)
                                --------------------------------------------------------------------
      Total distributions.....        (32,829)          (65,742)         (158,063)          (199,306)
                                --------------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from shares sold...        462,780           789,251        95,254,793         22,041,605
  Proceeds from shares issued
    for distribution
    reinvestment..............          8,138            21,274           115,060            180,368
  Cost of shares
    repurchased...............       (320,120)         (467,444)      (84,355,613)       (22,088,275)
                                --------------------------------------------------------------------
    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................        150,798           343,081        11,014,240            133,698
                                --------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................        123,122           372,384        11,014,194            133,376
NET ASSETS:
  BEGINNING OF PERIOD.........      1,297,458           925,074         3,129,223          2,995,847
                                --------------------------------------------------------------------
  END OF PERIOD...............  $   1,420,580    $    1,297,458    $   14,143,417    $     3,129,223
                                --------------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........        101,818            75,262         3,129,545          2,995,847
  Shares sold.................         37,196            60,991        95,254,793         22,041,605
  Shares issued for
    distributions
    reinvested................            658             1,648           115,060            180,368
  Shares repurchased..........        (25,328)          (36,083)      (84,355,613)       (22,088,275)
                                --------------------------------------------------------------------
      Ending balance..........        114,344           101,818        14,143,785          3,129,545
                                --------------------------------------------------------------------

---------------
* See Financial Highlights for per share distribution amounts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                                           WORLDWIDE
                                       EMERGING COUNTRIES                 INTERNATIONAL GROWTH              GROWTH
                                ---------------------------------   ---------------------------------   ---------------
                                FOR THE PERIOD                      FOR THE PERIOD                      FOR THE PERIOD
                                     ENDED                               ENDED                               ENDED
                                 SEPTEMBER 30,        FOR THE        SEPTEMBER 30,        FOR THE        SEPTEMBER 30,
                                     1996           YEAR ENDED           1996           YEAR ENDED           1996
                                  (UNAUDITED)     MARCH 31, 1996      (UNAUDITED)     MARCH 31, 1996      (UNAUDITED)
                                ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $      (21,163)   $       (8,681)   $       (4,780)   $       (2,260)   $      (91,149)
  Net realized gain from
    security transactions.....         100,782            75,094            25,066             2,128         1,728,939
  Net realized foreign
    exchange gain (loss)......          (6,540)           (7,219)           (3,540)            8,121           (35,305)
  Change in net unrealized
    appreciation
    (depreciation) on
    investments and foreign
    currency..................         754,665           445,582            62,560           113,582           (33,767)

                                ---------------------------------------------------------------------------------------
      Net increase (decrease)
        in net assets
        resulting from
        operations............         827,744           504,776            79,306           121,571         1,568,718
                                ---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Capital gain*...............              --           (12,591)               --                --                --
  Net investment income*......              --            (3,691)               --            (9,359)               --
                                ---------------------------------------------------------------------------------------
      Total distributions.....              --           (16,282)                0            (9,359)               --
                                ---------------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from shares sold...       8,152,980         3,534,443         1,606,898           462,321           857,558
  Proceeds from shares issued
    for distribution
    reinvestment..............              --             2,935                --             4,744                --
  Cost of shares
    repurchased...............        (405,517)         (505,466)         (142,043)         (133,644)       (2,080,210)
                                ---------------------------------------------------------------------------------------
    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................       7,747,463         3,031,912         1,464,855           333,421        (1,222,652)
                                ---------------------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................       8,575,207         3,520,406         1,544,161           445,633           346,066
NET ASSETS:
  BEGINNING OF PERIOD.........       4,717,767         1,197,361         1,055,809           610,176        23,480,586
                                ---------------------------------------------------------------------------------------
  END OF PERIOD...............  $   13,292,974    $    4,717,767    $    2,599,970    $    1,055,809    $   23,826,652
                                ---------------------------------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........         336,371           108,885            80,298            52,991         1,416,819
  Shares sold.................         533,443           264,950           116,514            37,660            48,893
  Shares issued for
    distributions
    reinvested................              --               237                --               392                --
  Shares repurchased..........         (26,546)          (37,701)           (8,440)          (10,745)         (120,068)
                                ---------------------------------------------------------------------------------------
      Ending balance..........         843,268           336,371           188,372            80,298         1,345,644
                                ---------------------------------------------------------------------------------------


                                    FOR THE
                                  YEAR ENDED
                                MARCH 31, 1996

INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $       (79,808)
  Net realized gain from
    security transactions.....        1,986,079
  Net realized foreign
    exchange gain (loss)......          186,789
  Change in net unrealized
    appreciation
    (depreciation) on
    investments and foreign
    currency..................        2,024,229

      Net increase (decrease)
        in net assets
        resulting from
        operations............        4,117,289

DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Capital gain*...............         (548,948)
  Net investment income*......         (164,263)

      Total distributions.....         (713,211)

TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from shares sold...        2,695,773
  Proceeds from shares issued
    for distribution
    reinvestment..............           89,275
  Cost of shares
    repurchased...............       (4,916,315)

    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................       (2,131,267)

      Total increase
        (decrease) in net
        assets................        1,272,811
NET ASSETS:
  BEGINNING OF PERIOD.........       22,207,775

  END OF PERIOD...............  $    23,480,586

CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........        1,553,541
  Shares sold.................          172,676
  Shares issued for
    distributions
    reinvested................            5,816
  Shares repurchased..........         (315,214)

      Ending balance..........        1,416,819


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------

SERIES B PORTFOLIOS+

                                        EMERGING GROWTH
                                --------------------------------
                                FOR THE PERIOD
                                    ENDED
                                SEPTEMBER 30,        FOR THE
                                     1996          YEAR ENDED
                                 (UNAUDITED)     MARCH 31, 1996
                                --------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $     (217,959)  $      (112,312)
  Net realized gain (loss)
    from security
    transactions..............        (111,571)         (229,159)
  Net realized foreign
    exchange gain (loss)......              --                --
  Change in net unrealized
    appreciation
    (depreciation) on
    investments and foreign
    currency..................       2,249,148         1,781,045
                                --------------------------------
      Net increase in net
        assets resulting from
        operations............       1,919,618         1,439,574
                                --------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Capital Gain*...............              --                --
  Net investment income*......              --                --
                                --------------------------------
      Total distributions.....              --                --
                                --------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from shares sold...      12,343,633        12,483,997
  Proceeds from shares issued
    for distribution
    reinvestment..............              --                --
  Cost of shares
    repurchased...............      (2,598,607)         (298,833)
                                --------------------------------
    Increase in net assets
      derived from
      transactions in shares
      of beneficial
      interest................       9,745,026        12,185,164
                                --------------------------------
      Total increase in net
        assets................      11,664,644        13,624,738
NET ASSETS:
  BEGINNING OF PERIOD.........      13,625,738             1,000
                                --------------------------------
  END OF PERIOD...............  $   25,290,382   $    13,625,738
                                --------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........         816,643                80
  Shares sold.................         687,201           835,910
  Shares issued for
    distributions
    reinvested................              --                --
  Shares repurchased..........        (147,269)          (19,347)
                                --------------------------------
      Ending balance..........       1,356,575           816,643
                                --------------------------------

------------
+ Commenced operations on May 31, 1995.
* See Financial Highlights for per share distribution amounts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                           CORE GROWTH                       INCOME & GROWTH            BALANCED GROWTH
                                ---------------------------------   ---------------------------------   ---------------
                                FOR THE PERIOD                      FOR THE PERIOD                      FOR THE PERIOD
                                ENDED SEPTEMBER       FOR THE       ENDED SEPTEMBER       FOR THE       ENDED SEPTEMBER
                                   30, 1996         YEAR ENDED         30, 1996         YEAR ENDED         30, 1996
                                  (UNAUDITED)     MARCH 31, 1996      (UNAUDITED)     MARCH 31, 1996      (UNAUDITED)
                                ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $      (146,767)  $       (58,827)  $       47,281    $        18,883   $        8,823
  Net realized gain (loss)
    from security
    transactions..............           (1,798)           (1,452)         (52,957)            (5,589)         (56,329)
  Net realized foreign
    exchange gain (loss)......               --                --               --                 --               --
  Change in net unrealized
    appreciation
    (depreciation) on
    investments and foreign
    currency..................        1,795,809           856,200          433,895            134,573          149,520
                                ---------------------------------------------------------------------------------------
      Net increase in net
        assets resulting from
        operations............        1,647,244           795,921          428,219            147,867          102,014
                                ---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Capital Gain*...............               --                --               --                 --               --
  Net investment income*......               --                --          (47,554)           (18,662)          (8,735)
                                ---------------------------------------------------------------------------------------
      Total distributions.....               --                --          (47,554)           (18,662)          (8,735)
                                ---------------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from shares sold...       11,731,759        11,229,429        4,496,073          1,989,445        1,321,013
  Proceeds from shares issued
    for distribution
    reinvestment..............               --                --           11,787             13,947            2,734
  Cost of shares
    repurchased...............         (860,418)         (840,372)        (131,789)            (8,520)         (84,572)
                                ---------------------------------------------------------------------------------------
    Increase in net assets
      derived from
      transactions in shares
      of beneficial
      interest................       10,871,341        10,389,057        4,376,071          1,994,872        1,239,175
                                ---------------------------------------------------------------------------------------
      Total increase in net
        assets................       12,518,585        11,184,978        4,756,736          2,124,077        1,332,454
NET ASSETS:
  BEGINNING OF PERIOD.........       11,185,978             1,000        2,125,077              1,000          672,934
                                ---------------------------------------------------------------------------------------
  END OF PERIOD...............  $    23,704,563   $    11,185,978   $    6,881,813    $     2,125,077   $    2,005,388
                                ---------------------------------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........          688,351                80          142,026                 80           47,473
  Shares sold.................          682,814           743,523          294,536            141,568           87,881
  Shares issued for
    distributions
    reinvested................               --                --              769                963              183
  Shares repurchased..........          (51,054)          (55,252)          (8,747)              (592)          (5,654)
                                ---------------------------------------------------------------------------------------
      Ending balance..........        1,320,111           688,351          428,584            142,019          129,883
                                ---------------------------------------------------------------------------------------


                                    FOR THE
                                  YEAR ENDED
                                MARCH 31, 1996

INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $        4,767
  Net realized gain (loss)
    from security
    transactions..............          (7,072)
  Net realized foreign
    exchange gain (loss)......              --
  Change in net unrealized
    appreciation
    (depreciation) on
    investments and foreign
    currency..................          25,235

      Net increase in net
        assets resulting from
        operations............          22,930

DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Capital Gain*...............              --
  Net investment income*......          (4,771)

      Total distributions.....          (4,771)

TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from shares sold...         701,091
  Proceeds from shares issued
    for distribution
    reinvestment..............           2,978
  Cost of shares
    repurchased...............         (50,294)

    Increase in net assets
      derived from
      transactions in shares
      of beneficial
      interest................         653,775

      Total increase in net
        assets................         671,934
NET ASSETS:
  BEGINNING OF PERIOD.........           1,000

  END OF PERIOD...............  $      672,934

CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........              80
  Shares sold.................          50,735
  Shares issued for
    distributions
    reinvested................             215
  Shares repurchased..........          (3,557)

      Ending balance..........          47,473


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS -- Continued
--------------------------------------------------------------------------------

SERIES B PORTFOLIOS+

                                       GOVERNMENT INCOME
                                --------------------------------
                                FOR THE PERIOD
                                    ENDED
                                SEPTEMBER 30,        FOR THE
                                     1996          YEAR ENDED
                                 (UNAUDITED)     MARCH 31, 1996
                                --------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $      11,594    $        2,096
  Net realized gain (loss)
    from security
    transactions..............         (3,173)              445
  Net realized foreign
    exchange gain (loss)......             --                --
  Change in net unrealized
    appreciation
    (depreciation) on
    investments and foreign
    currency..................          4,814            (2,381)
                                --------------------------------
      Net increase in net
        assets resulting from
        operations............         13,235               160
                                --------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Capital Gain*...............             --               (43)
  Net investment income*......        (11,588)           (2,088)
                                --------------------------------
      Total distributions.....        (11,588)           (2,131)
                                --------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from shares sold...      1,231,768           186,853
  Proceeds from shares issued
    for distribution
    reinvestment..............          4,008             1,394
  Cost of shares
    repurchased...............       (366,891)          (59,748)
                                --------------------------------
    Increase in net assets
      derived from
      transactions in shares
      of beneficial
      interest................        868,885           128,499
                                --------------------------------
      Total increase in net
        assets................        870,532           126,528
NET ASSETS:
  BEGINNING OF PERIOD.........        127,528             1,000
                                --------------------------------
  END OF PERIOD...............  $     998,060    $      127,528
                                --------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........         10,174                80
  Shares sold.................        100,560            14,683
  Shares issued for
    distributions
    reinvested................            330               110
  Shares repurchased..........        (29,761)           (4,699)
                                --------------------------------
      Ending balance..........         81,303            10,174
                                --------------------------------

------------
+ Commenced operations on May 31, 1995.
* See Financial Highlights for per share distribution amounts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                                           WORLDWIDE
                                       EMERGING COUNTRIES                 INTERNATIONAL GROWTH              GROWTH
                                ---------------------------------   ---------------------------------   ---------------
                                FOR THE PERIOD                      FOR THE PERIOD                      FOR THE PERIOD
                                ENDED SEPTEMBER       FOR THE       ENDED SEPTEMBER       FOR THE       ENDED SEPTEMBER
                                   30, 1996         YEAR ENDED         30, 1996         YEAR ENDED         30, 1996
                                  (UNAUDITED)     MARCH 31, 1996      (UNAUDITED)     MARCH 31, 1996      (UNAUDITED)
                                ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $       (39,880)  $        (9,396)  $      (12,619)   $        (1,795)  $      (21,349)
  Net realized gain (loss)
    from security
    transactions..............           14,503           (42,752)           7,018             (9,212)          54,599
  Net realized foreign
    exchange gain (loss)......           (4,919)           (2,898)          (3,697)                 3           (5,115)
  Change in net unrealized
    appreciation
    (depreciation) on
    investments and foreign
    currency..................          666,301           174,595           85,945             86,744          133,789
                                ---------------------------------------------------------------------------------------
      Net increase in net
        assets resulting from
        operations............          636,005           119,549           76,647             75,740          161,924
                                ---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Capital Gain*...............               --                --               --                 --               --
  Net investment income*......               --                --               --                 --               --
                                ---------------------------------------------------------------------------------------
      Total distributions.....               --                --               --                 --               --
                                ---------------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from shares sold...        6,842,943         3,604,854        1,316,083          1,436,777        1,661,550
  Proceeds from shares issued
    for distribution
    reinvestment..............               --                --               --                 --               --
  Cost of shares
    repurchased...............         (156,790)         (168,323)        (130,141)           (26,723)         (17,841)
                                ---------------------------------------------------------------------------------------
    Increase in net assets
      derived from
      transactions in shares
      of beneficial
      interest................        6,686,153         3,436,531        1,185,942          1,410,054        1,643,709
                                ---------------------------------------------------------------------------------------
      Total increase in net
        assets................        7,322,158         3,556,080        1,262,589          1,485,794        1,805,633
NET ASSETS:
  BEGINNING OF PERIOD.........        3,557,080             1,000        1,486,794              1,000        1,972,242
                                ---------------------------------------------------------------------------------------
  END OF PERIOD...............  $    10,879,238   $     3,557,080   $    2,749,383    $     1,486,794   $    3,777,875
                                ---------------------------------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........          253,773                80          106,534                 80          137,552
  Shares sold.................          449,355           265,757           90,767            108,479          110,947
  Shares issued for
    distributions
    reinvested................               --                --               --                 --               --
  Shares repurchased..........          (10,389)          (12,064)          (9,042)            (2,025)          (1,167)
                                ---------------------------------------------------------------------------------------
      Ending balance..........          692,739           253,773          188,259            106,534          247,332
                                ---------------------------------------------------------------------------------------


                                    FOR THE
                                  YEAR ENDED
                                MARCH 31, 1996

INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $        (6,624)
  Net realized gain (loss)
    from security
    transactions..............          (33,558)
  Net realized foreign
    exchange gain (loss)......           (1,169)
  Change in net unrealized
    appreciation
    (depreciation) on
    investments and foreign
    currency..................          136,884

      Net increase in net
        assets resulting from
        operations............           95,533

DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Capital Gain*...............               --
  Net investment income*......               --

      Total distributions.....               --

TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from shares sold...        1,875,734
  Proceeds from shares issued
    for distribution
    reinvestment..............               --
  Cost of shares
    repurchased...............              (25)

    Increase in net assets
      derived from
      transactions in shares
      of beneficial
      interest................        1,875,709

      Total increase in net
        assets................        1,971,242
NET ASSETS:
  BEGINNING OF PERIOD.........            1,000

  END OF PERIOD...............  $     1,972,242

CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........               80
  Shares sold.................          137,474
  Shares issued for
    distributions
    reinvested................               --
  Shares repurchased..........               (2)

      Ending balance..........          137,552


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS -- Continued
--------------------------------------------------------------------------------

SERIES C PORTFOLIOS

                                        EMERGING GROWTH                      CORE GROWTH
                                --------------------------------   --------------------------------
                                FOR THE PERIOD                     FOR THE PERIOD
                                    ENDED                              ENDED
                                SEPTEMBER 30,        FOR THE       SEPTEMBER 30,        FOR THE
                                     1996          YEAR ENDED           1996          YEAR ENDED
                                 (UNAUDITED)     MARCH 31, 1996     (UNAUDITED)     MARCH 31, 1996
                                -------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $   (2,103,397)  $    (3,277,713)  $   (1,435,311)  $    (2,371,066)
  Net realized gain (loss)
    from security
    transactions..............      22,073,499        25,025,135       13,600,148        25,076,226
  Net realized foreign
    exchange gain (loss)......              --                --               --                --
  Change in net unrealized
    appreciation
    (depreciation) on
    investments and foreign
    currency..................       4,799,781        33,698,001        6,140,360        23,755,815
                                -------------------------------------------------------------------
      Net increase in net
        assets resulting from
        operations............      24,769,883        55,445,423       18,305,197        46,460,975
                                -------------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Capital Gain*...............              --          (934,772)              --                --
  Net Investment Income*......              --                --               --                --
                                -------------------------------------------------------------------
      Total distributions.....              --          (934,772)              --                --
                                -------------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from shares sold...      29,311,644        34,428,228       12,335,829        28,016,055
  Proceeds from shares issued
    for distribution
    reinvestment..............              --            70,462               --                --
  Cost of shares
    repurchased...............     (22,183,620)      (38,969,582)     (21,398,658)      (40,405,355)
                                -------------------------------------------------------------------
    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................       7,128,024        (4,470,892)      (9,062,829)      (12,389,300)
                                -------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................      31,897,907        50,039,759        9,242,368        34,071,675
NET ASSETS:
  BEGINNING OF PERIOD.........     207,332,005       157,292,246      177,461,331       143,389,656
                                -------------------------------------------------------------------
  END OF PERIOD...............  $  239,229,912   $   207,332,005   $  186,703,699   $   177,461,331
                                -------------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........      11,765,386        12,138,614        9,825,753        10,660,454
  Shares sold.................       1,562,571         2,229,275          645,864         1,736,793
  Shares issued for
    distributions
    reinvested................              --             4,429               --                --
  Shares repurchased..........      (1,193,933)       (2,606,932)      (1,119,511)       (2,571,494)
                                -------------------------------------------------------------------
      Ending balance..........      12,134,024        11,765,386        9,352,106         9,825,753
                                -------------------------------------------------------------------

-------------
* See Financial Highlights for per share distribution amounts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                                          GOVERNMENT
                                         INCOME & GROWTH                     BALANCED GROWTH                INCOME
                                ---------------------------------   ---------------------------------   ---------------
                                FOR THE PERIOD                      FOR THE PERIOD                      FOR THE PERIOD
                                     ENDED                               ENDED                               ENDED
                                 SEPTEMBER 30,        FOR THE        SEPTEMBER 30,        FOR THE        SEPTEMBER 30,
                                     1996           YEAR ENDED           1996           YEAR ENDED           1996
                                  (UNAUDITED)     MARCH 31, 1996      (UNAUDITED)     MARCH 31, 1996      (UNAUDITED)
                                ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $      642,838    $     1,577,283   $      112,909    $       249,565   $       76,926
  Net realized gain (loss)
    from security
    transactions..............       3,616,303          6,045,361          803,415          2,116,964          (87,553)
  Net realized foreign
    exchange gain (loss)......              --                 --               --                 --               --
  Change in net unrealized
    appreciation
    (depreciation) on
    investments and foreign
    currency..................         479,597          5,862,603          636,154            505,781           17,521
                                ---------------------------------------------------------------------------------------
      Net increase in net
        assets resulting from
        operations............       4,738,738         13,485,247        1,552,478          2,872,310            6,894
                                ---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Capital Gain*...............              --                 --               --                 --               --
  Net Investment Income*......        (646,408)        (1,579,024)        (112,335)          (250,682)         (76,845)
                                ---------------------------------------------------------------------------------------
      Total distributions.....        (646,408)        (1,579,024)        (112,335)          (250,682)         (76,845)
                                ---------------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from shares sold...       3,928,834          5,125,006        1,516,316          2,569,236        2,132,978
  Proceeds from shares issued
    for distribution
    reinvestment..............          30,516            118,288            6,287             28,551           10,953
  Cost of shares
    repurchased...............      (5,271,223)       (19,943,781)      (1,830,878)        (5,102,586)      (1,073,222)
                                ---------------------------------------------------------------------------------------
    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................      (1,311,873)       (14,700,487)        (308,275)        (2,504,799)       1,070,709
                                ---------------------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................       2,780,457         (2,794,264)       1,131,868            116,829        1,000,758
NET ASSETS:
  BEGINNING OF PERIOD.........      58,997,309         61,791,573       16,586,339         16,469,510        2,986,287
                                ---------------------------------------------------------------------------------------
  END OF PERIOD...............  $   61,777,766    $    58,997,309   $   17,718,207    $    16,586,339   $    3,987,045
                                ---------------------------------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........       3,712,379          4,741,312        1,023,861          1,196,550          236,490
  Shares sold.................         241,244            353,167           89,894            163,082          172,523
  Shares issued for
    distributions
    reinvested................           1,873              8,002              369              1,833              893
  Shares repurchased..........        (325,197)        (1,390,102)        (107,644)          (337,604)         (86,342)
                                ---------------------------------------------------------------------------------------
      Ending balance..........       3,630,299          3,712,379        1,006,480          1,023,861          323,564
                                ---------------------------------------------------------------------------------------


                                                         EMERGING COUNTRIES
                                                  --------------------------------
                                                  FOR THE PERIOD
                                                      ENDED
                                    FOR THE       SEPTEMBER 30,        FOR THE
                                  YEAR ENDED           1996          YEAR ENDED
                                MARCH 31, 1996     (UNAUDITED)     MARCH 31, 1996

INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $       195,107   $     (49,513)   $       (15,679)
  Net realized gain (loss)
    from security
    transactions..............          288,875          59,942            (48,875)
  Net realized foreign
    exchange gain (loss)......               --          (6,716)            (4,594)
  Change in net unrealized
    appreciation
    (depreciation) on
    investments and foreign
    currency..................         (128,268)        810,411            268,676

      Net increase in net
        assets resulting from
        operations............          355,714         814,124            199,528

DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Capital Gain*...............               --              --                 --
  Net Investment Income*......         (195,316)             --                 --

      Total distributions.....         (195,316)             --                 --

TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from shares sold...        2,475,860       7,949,755          4,602,574
  Proceeds from shares issued
    for distribution
    reinvestment..............           37,183              --                 --
  Cost of shares
    repurchased...............       (3,965,294)       (783,307)          (516,724)

    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................       (1,452,251)      7,166,448          4,085,850

      Total increase
        (decrease) in net
        assets................       (1,291,853)      7,980,572          4,285,378
NET ASSETS:
  BEGINNING OF PERIOD.........        4,278,140       4,344,744             59,366

  END OF PERIOD...............  $     2,986,287   $  12,325,316    $     4,344,744

CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........          348,596         316,899              5,503
  Shares sold.................          192,231         538,151            350,179
  Shares issued for
    distributions
    reinvested................            2,908              --                 --
  Shares repurchased..........         (307,245)        (52,518)           (38,783)

      Ending balance..........          236,490         802,532            316,899


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS -- CONTINUED
--------------------------------------------------------------------------------

SERIES C PORTFOLIOS

                                      INTERNATIONAL GROWTH                 WORLDWIDE GROWTH
                                --------------------------------   --------------------------------
                                FOR THE PERIOD                     FOR THE PERIOD
                                    ENDED                              ENDED
                                SEPTEMBER 30,        FOR THE       SEPTEMBER 30,        FOR THE
                                     1996          YEAR ENDED           1996          YEAR ENDED
                                 (UNAUDITED)     MARCH 31, 1996     (UNAUDITED)     MARCH 31, 1996
                                -------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $      (13,200)  $        (3,506)  $     (505,170)  $      (703,331)
  Net realized gain (loss)
    from security
    transactions..............         (38,557)          (10,145)       5,327,357         5,902,488
  Net realized foreign
    exchange gain (loss)......          (2,395)              660         (106,264)          571,253
  Change in net unrealized
    appreciation
    (depreciation) on
    investments and foreign
    currency..................          70,960            74,223         (155,031)        6,582,211
                                -------------------------------------------------------------------
      Net increase in net
        assets resulting from
        operations............          16,808            61,232        4,560,892        12,352,621
                                -------------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Capital Gain*...............              --                --               --        (1,617,540)
  Net Investment Income*......              --               (75)              --           (38,714)
                                -------------------------------------------------------------------
      Total distributions.....              --               (75)              --        (1,656,254)
                                -------------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from shares sold...       1,509,430           894,986        3,554,629         9,990,990
  Proceeds from shares issued
    for distribution
    reinvestment..............              --                53               --           248,301
  Cost of shares
    repurchased...............        (138,352)          (46,840)      (8,576,606)      (20,981,346)
                                -------------------------------------------------------------------
    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................       1,371,078           848,199       (5,021,977)      (10,742,055)
                                -------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................       1,387,886           909,356         (461,085)          (45,688)
NET ASSETS:
  BEGINNING OF PERIOD.........         933,422            24,066       71,155,027        71,200,715
                                -------------------------------------------------------------------
  END OF PERIOD...............  $    2,321,308   $       933,422   $   70,693,942   $    71,155,027
                                -------------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........          71,526             2,126        4,244,437         4,932,460
  Shares sold.................         108,781            73,086          203,311           627,728
  Shares issued for
    distributions
    reinvested................              --                 5               --            15,968
  Shares repurchased..........         (10,347)           (3,691)        (488,489)       (1,331,719)
                                -------------------------------------------------------------------
      Ending balance..........         169,960            71,526        3,959,259         4,244,437
                                -------------------------------------------------------------------

-------------
* See Financial Highlights for per share distribution amounts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS
-------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Mutual Funds (the "Trust") is organized as a diversified, open-end management investment company which offers 46 separate series comprised of Portfolios A, with an initial sales charge, B, with a back-end sales charge, C, with a level asset based sales charge, Institutional, with no load, and Qualified, with no load (each a "Portfolio" and collectively the "Portfolios"). The Portfolios of the Trust seek to achieve their respective investment objectives by investing all of their assets in corresponding series of Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified open-end management investment company offering fifteen investment vehicles (the "Funds"). For a description of the investments objectives of each Fund, see Note A to the accompanying Funds' financial statements.

  Pursuant to Rule 24f-2 under the Investment Company Act, the Trust has elected to register an indefinite number of shares. The Trust commenced operations on April 19, 1993.

INVESTMENT INCOME

  Each Portfolio accrues income, net of expenses, daily on its investment in the applicable Fund. All of the net investment income (deficit) and realized and unrealized gains and losses from the security transactions and foreign currency of the Fund are allocated pro rata among the investors in the Fund at the time of such determination.

FEDERAL INCOME TAXES

  It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Accordingly, no federal income tax provisions are required if the Portfolios continue to comply with such requirements.

  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of the Funds will be deemed to have been "passed through" to the Portfolios.

  Net investment income and net realized gains for the year (or period where appropriate) differ for financial statement and tax purposes primarily because of one or all of the following: deferral of wash-sale losses, passive foreign investments, unrealized appreciation/depreciation, and capital loss carryforwards.

  The character of distributions made during the year (or period where appropriate) from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to book/tax differences in the character of income and expense recognition.

DEFERRED ORGANIZATION COSTS

  Organization costs incurred by the Trust have been allocated to certain Portfolios based upon management's best estimate of the costs applicable to each Portfolio. These costs have been deferred and will be amortized over a period of 60 months from the date the Portfolios commenced operations.

  In the event that any of the initial shares are redeemed by the holder during the period of amortization of the Portfolios' organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of those shares outstanding at the time of redemption.

OTHER ASSETS

  Other Assets for the Balanced Growth Portfolio B and Government Income Portfolio includes cash received from the adviser for expense reimbursements.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate" or "Investment Adviser"). The advisory fee is computed daily for the Funds based upon the percentage of each Fund's average daily net assets.

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

  The Trust has approved a distribution plan whereby Nicholas Applegate Securities (the "Distributor"), an affiliate of Nicholas-Applegate, is compensated for distribution-related expenses at an annual rate, payable monthly, of 0.25%, 0.75% and 0.75% of Series A , B and C Portfolios average daily net assets, respectively, except for Government Income B and C Portfolios, which is 0.50% and 0.50%, respectively.

  The Money Market Portfolio compensates the Distributor at the rate of .15% of average daily net assets.

  Under a distribution agreement, the Distributor who is the principal underwriter for the sale of shares of the Portfolios, retains a portion of any contingent deferred sales load on redemptions for the Portfolios, and retains a portion of the initial sales load imposed on purchases of shares of the Series A Portfolios. This agreement may be terminated by either party upon 60 days' written notice.

  The Trust has approved a shareholder service plan under which the Distributor is also compensated for non-distribution related expenses as follows: .10%, .25% and .25% of the average daily net asset value of the Series A (including Money Market Portfolio), Series B, and Series C Portfolios, respectively.

EXPENSE LIMITATIONS

  Nicholas-Applegate and the Trust have undertaken to limit the Portfolios' expenses to the following annual levels through March 31, 1997. In subsequent years, overall operating expenses for each Portfolio will not fall below the applicable percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone or expenses paid by the Investment Adviser under this agreement, as each Portfolio will reimburse the Investment Adviser in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation.

                                  A          B          C
                              ---------  ---------  ---------
Emerging Growth
  Portfolios................    1.95%      2.60%      2.60%
Core Growth Portfolios......    1.60%      2.25%      2.25%
Income & Growth
  Portfolios................    1.60%      2.25%      2.25%
Balanced Growth
  Portfolios................    1.60%      2.25%      2.25%
Government Income
  Portfolios................    0.90%      1.30%      1.30%
Money Market Portfolio......    1.10%       --         --
Worldwide Growth
  Portfolios................    1.85%      2.50%      2.50%
International Growth
  Portfolios................    1.95%      2.60%      2.60%
Emerging Countries
  Portfolios................    2.25%      2.90%      2.90%

  During the period from November 22, 1993 to September 30, 1996,
Nicholas-Applegate, at its discretion, paid for all of the Money Market
Portfolio

--------------------------------------------------------------------------------

-------------------------------------------------------------------
expenses. Nicholas-Applegate may continue to make such additional payments for expenses within the limitation at its discretion.

  These percentages are based on the average net assets of the Portfolios, exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with portfolio securities transactions, capital expenditures, and extraordinary expenses.

  The cumulative unreimbursed amounts paid by Nicholas-Applegate on behalf of the Portfolios, during the periods from inception (respectively) to September 30, 1996, are as follows:

                                             A         B         C
                                          --------  --------  --------
Emerging Growth Portfolios..............     --     $53,364      --
Core Growth Portfolios..................  $43,348    91,553      --
Income & Growth Portfolios..............  173,443    66,174   $63,587
Balanced Growth Portfolios..............  248,378    65,052   188,042
Government Income Portfolios............  247,428    59,934   252,693
Money Market Portfolio..................  294,833      --        --
Emerging Countries Portfolios...........  170,818    79,552   105,955
International Growth Portfolios.........  106,198    67,305    78,860
Worldwide Growth Portfolios.............  210,072    74,118    60,172

  Nicholas-Applegate advanced certain organization costs discussed in Note 1. As of September 30, 1996, the following Portfolios have amounts due to Nicholas-Applegate for organizational costs advanced:

Emerging Growth Portfolio B..........    $ 1,013
Core Growth Portfolio B..............      1,013
Income & Growth Portfolio B..........      1,013
Balanced Growth Portfolio B..........      1,013
Government Income Portfolio A........     30,779
Government Income Portfolio B........      1,013
Government Income Portfolio C........     30,779
Money Market Portfolio...............     26,503
Emerging Countries Portfolio B.......      1,025
International Growth Portfolio B.....      1,013
Worldwide Growth Portfolio B.........      1,013

RELATED PARTIES

  Certain officers of the Trust and the Master Trust are also officers of the investment advisor and the distributor.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

  Additions and reductions in the investments in the respective Master Trust Funds for the fiscal year ended September 30, 1996 were as follows:

                                       ADDITIONS  REDUCTIONS
                                        (000S)      (000S)
                                       ---------  -----------
Emerging Growth Portfolio A..........  $  98,097   $  97,862
Emerging Growth Portfolio B..........     12,357       2,770
Emerging Growth Portfolio C..........     29,312      23,562
Core Growth Portfolio A..............      9,429      10,080
Core Growth Portfolio B..............     11,783       1,015
Core Growth Portfolio C..............     12,336      22,540
Income & Growth Portfolio A..........      2,867       7,040
Income & Growth Portfolio B..........      4,496         140
Income & Growth Portfolio C..........      3,942       6,342
Balanced Growth Portfolio A..........      1,401       1,162
Balanced Growth Portfolio B..........      1,321          86
Balanced Growth Portfolio C..........      1,550       2,060
Government Income Portfolio A........        516         382
Government Income Portfolio B........      1,232         371
Government Income Portfolio C........      2,181       1,193
Money Market Portfolio...............     96,760      85,732
Emerging Countries Portfolio A.......      8,192         492
Emerging Countries Portfolio B.......      6,878         224
Emerging Countries Portfolio C.......      7,966         868
International Growth Portfolio A.....      1,607         142
International Growth Portfolio B.....      1,316         130
International Growth Portfolio C.....      1,509         138
Worldwide Growth Portfolio A.........        893       2,205
Worldwide Growth Portfolio B.........      1,661          18
Worldwide Growth Portfolio C.........      3,555       9,099

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES FOR NICHOLAS-APPLEGATE INVESTMENT TRUST SEPTEMBER 30, 1996 (UNAUDITED)

                                   EMERGING            CORE            INCOME &
                                    GROWTH            GROWTH            GROWTH
                                     FUND              FUND              FUND
                                ---------------------------------------------------
ASSETS
  Investments, at value *.....  $   610,921,587   $   501,507,845   $   120,339,331
  Foreign currencies, at
    value**...................               --                --                --
  Cash........................               --             4,046               900
  Receivable for investment
    securities sold...........        4,455,633         4,402,001         1,701,034
  Receivable for interests
    sold......................        1,367,624           566,885           323,581
  Dividends receivable........           79,563            56,430           215,769
  Interest receivable.........              262                --           621,033
  Due from adviser............               --                --                --
  Deferred organization
    costs.....................           18,693            24,091            11,947
  Other assets................            3,879            25,137               532
                                ---------------------------------------------------
    Total assets..............      616,847,241       506,586,435       123,214,127
                                ---------------------------------------------------
LIABILITIES
  Payable for investment
    securities purchased......               --                --                --
  Payable for interests
    repurchased...............        7,426,621         7,012,750         2,792,669
  Due to adviser..............          743,930           534,968            48,882
  Accrued expenses and other
    liabilities...............          734,179           396,561           104,065
                                ---------------------------------------------------
    Total liabilities.........        8,904,730         7,944,279         2,945,616
                                ---------------------------------------------------
NET ASSETS....................  $   607,942,511   $   498,642,156   $   120,268,511
                                ---------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............  $   355,184,425   $   343,504,966   $    81,533,055
  Accumulated net investment
    income (deficit)..........       (8,203,977)       (1,423,696)       13,587,460
  Accumulated net realized
    gain (loss)...............       87,904,363        47,256,935         9,362,281
  Accumulated net realized
    foreign exchange gain
    (loss)....................               --                --                --
  Net unrealized foreign
    exchange gain (loss)......               --                --                --
  Net unrealized appreciation
    (depreciation) on
    investments...............      173,057,700       109,303,951        15,785,715
                                ---------------------------------------------------
    Net assets................  $   607,942,511   $   498,642,156   $   120,268,511
                                ---------------------------------------------------
   * Investments, at cost.....  $   437,863,887   $   392,203,894   $   104,553,616
                                ---------------------------------------------------
  ** Foreign currencies, at
    cost......................               --                --                --
                                ---------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                   BALANCED         GOVERNMENT           MONEY           EMERGING        INTERNATIONAL
                                    GROWTH            INCOME            MARKET           COUNTRIES          GROWTH
                                     FUND              FUND              FUND              FUND              FUND
                                ---------------------------------------------------------------------------------------
ASSETS
  Investments, at value *.....  $    27,092,084   $     6,359,649   $    14,297,154   $    62,453,184   $    45,289,261
  Foreign currencies, at
    value**...................               --                --                --           346,142         1,429,378
  Cash........................              651            33,349             1,194               666                --
  Receivable for investment
    securities sold...........        1,110,525                --                --           935,576            41,818
  Receivable for interests
    sold......................           26,500                74                --           507,199         1,431,833
  Dividends receivable........            3,759                --                --            46,169           110,535
  Interest receivable.........          204,673           138,781             1,308                --                --
  Due from adviser............               --                --             5,238                --                --
  Deferred organization
    costs.....................            8,522             7,839             7,022                --               679
  Other assets................               61                 9               100             2,800             1,032
                                ---------------------------------------------------------------------------------------
    Total assets..............       28,446,775         6,539,701        14,312,016        64,291,736        48,304,536
                                ---------------------------------------------------------------------------------------
LIABILITIES
  Payable for investment
    securities purchased......               --                --            41,605         2,764,775         3,039,586
  Payable for interests
    repurchased...............        1,126,250                --                --             9,137                --
  Due to adviser..............          139,356                90                --                --                --
  Accrued expenses and other
    liabilities...............           21,486            39,694            33,145            90,199           178,371
                                ---------------------------------------------------------------------------------------
    Total liabilities.........        1,287,092            39,784            74,750         2,864,111         3,217,957
                                ---------------------------------------------------------------------------------------
NET ASSETS....................  $    27,159,683   $     6,499,917   $    14,237,266   $    61,427,625   $    45,086,579
                                ---------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............  $    19,872,942   $     5,780,066   $    14,237,637   $    56,430,674   $    40,848,416
  Accumulated net investment
    income (deficit)..........        1,740,133           891,155                --            84,234           119,725
  Accumulated net realized
    gain (loss)...............        1,742,511          (135,676)             (371)         (134,561)          349,175
  Accumulated net realized
    foreign exchange gain
    (loss)....................               --                --                --           (57,873)           95,152
  Net unrealized foreign
    exchange gain (loss)......               --                --                --             1,842            (2,254)
  Net unrealized appreciation
    (depreciation) on
    investments...............        3,804,097           (35,628)               --         5,103,309         3,676,365
                                ---------------------------------------------------------------------------------------
    Net assets................  $    27,159,683   $     6,499,917   $    14,237,266   $    61,427,625   $    45,086,579
                                ---------------------------------------------------------------------------------------
   * Investments, at cost.....  $    23,287,987   $     6,395,277   $    14,297,154   $    57,349,875   $    41,612,896
                                ---------------------------------------------------------------------------------------
  ** Foreign currencies, at
    cost......................               --                --                --   $       345,999   $     1,439,151
                                ---------------------------------------------------------------------------------------

                                   WORLDWIDE
                                    GROWTH
                                     FUND

ASSETS
  Investments, at value *.....  $   100,021,160
  Foreign currencies, at
    value**...................        2,666,936
  Cash........................              530
  Receivable for investment
    securities sold...........        1,969,837
  Receivable for interests
    sold......................          122,036
  Dividends receivable........          201,917
  Interest receivable.........               --
  Due from adviser............               --
  Deferred organization
    costs.....................            9,703
  Other assets................              351

    Total assets..............      104,992,470

LIABILITIES
  Payable for investment
    securities purchased......        3,978,944
  Payable for interests
    repurchased...............          135,963
  Due to adviser..............               --
  Accrued expenses and other
    liabilities...............          119,116

    Total liabilities.........        4,234,023

NET ASSETS....................  $   100,758,447

COMPOSITION OF NET ASSETS
  Paid-in capital.............  $    69,608,120
  Accumulated net investment
    income (deficit)..........          488,560
  Accumulated net realized
    gain (loss)...............       14,898,238
  Accumulated net realized
    foreign exchange gain
    (loss)....................          757,906
  Net unrealized foreign
    exchange gain (loss)......           (6,857)
  Net unrealized appreciation
    (depreciation) on
    investments...............       15,012,480

    Net assets................  $   100,758,447

   * Investments, at cost.....  $    85,008,680

  ** Foreign currencies, at
    cost......................  $     2,691,094


--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST

FOR THE YEAR ENDED SEPTEMBER 30, 1996 (UNAUDITED)

                                  EMERGING      CORE GROWTH     INCOME &
                                 GROWTH FUND       FUND       GROWTH FUND
                                ------------------------------------------
INVESTMENT INCOME:
  Dividends...................  $     465,839  $     535,873  $    749,168
  Interest....................        847,900        719,415     1,736,898
                                ------------------------------------------
  Total income................      1,313,739      1,255,288     2,486,066
                                ------------------------------------------
EXPENSES:
  Advisory fee................      3,017,321      1,712,555       423,507
  Accounting fee..............         92,788         80,662        39,399
  Administration fee..........         17,500         70,223        17,372
  Audit & tax fees............         75,900         57,549        14,237
  Custodian fee...............         67,232         38,123        11,582
  Insurance...................          7,775          2,861           668
  Legal fee...................          3,402          2,579           638
  Miscellaneous...............         25,752         19,904         4,830
  Organization costs..........          4,269          7,792         3,865
  Trustees' fee...............          3,564          3,564         3,564
                                ------------------------------------------
  Total expense...............      3,315,503      1,995,812       519,662
  Reimbursement to (from)
    adviser...................             --             --        16,780
                                ------------------------------------------
  Net expenses................      3,315,503      1,995,812       536,442
                                ------------------------------------------
  Net investment income
    (deficit).................     (2,001,764)      (740,524)    1,949,624
                                ------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss)
    from security
    transactions..............     63,561,561     28,329,596     6,413,257
  Net realized foreign
    exchange loss.............             --             --            --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currencies................     12,427,523     20,550,277     1,520,523
                                ------------------------------------------
  Net gain (loss) on
    investments...............     75,989,084     48,879,873     7,933,780
                                ------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...  $  73,987,320  $  48,139,349  $  9,883,404
                                ------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                            EMERGING
                                  BALANCED    GOVERNMENT   MONEY MARKET    COUNTRIES    INTERNATIONAL  WORLDWIDE
                                GROWTH FUND   INCOME FUND      FUND           FUND      GROWTH FUND   GROWTH FUND
                                ----------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends...................  $     30,032           --            --   $    323,642  $    244,293  $    507,538
  Interest....................       422,677  $   149,963   $   173,628         59,829        30,185        42,376
                                ----------------------------------------------------------------------------------
  Total income................       452,709      149,973       173,628        383,471       274,478       549,914
                                ----------------------------------------------------------------------------------
EXPENSES:
  Advisory fee................        96,012        9,588         8,015        271,596       196,401       505,580
  Accounting fee..............        37,500       37,500        37,500         45,266        37,500        37,733
  Administration fee..........         3,937          736           981          6,654         6,031        15,562
  Audit & tax fees............         3,228          606           811          5,481         4,954        12,757
  Custodian fee...............        11,681        7,278         7,791         12,202        17,797        60,163
  Insurance...................            91          110            31            132           168           735
  Legal fee...................           145           27            37            246           222           572
  Miscellaneous...............         1,095          207           275          1,859         1,681         4,328
  Organization costs..........         2,758        2,536         2,469             --           150         3,156
  Trustees' fee...............         3,564        3,564         3,564          3,564         3,564         3,564
                                ----------------------------------------------------------------------------------
  Total expense...............       160,011       62,152        61,474        347,000       268,468       644,150
  Reimbursement to (from)
    adviser...................       (38,396)     (47,770)      (47,047)           642        (3,327)      (37,454)
                                ----------------------------------------------------------------------------------
  Net expenses................       121,615       14,382        14,427        347,642       265,141       606,696
                                ----------------------------------------------------------------------------------
  Net investment income
    (deficit).................       331,094      135,591       159,201         35,829         9,337       (56,782)
                                ----------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss)
    from security
    transactions..............     1,032,726     (134,140)          (46)       121,909       538,673     7,403,797
  Net realized foreign
    exchange loss.............            --           --            --        (33,016)      (70,052)     (149,957)
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currencies................     1,059,501       38,130            --      3,726,624     1,140,702      (124,779)
                                ----------------------------------------------------------------------------------
  Net gain (loss) on
    investments...............     2,092,227      (96,010)          (46)     3,815,517     1,609,323     7,129,061
                                ----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...  $  2,423,321  $    39,581   $   159,155   $  3,851,346  $  1,618,660  $  7,072,279
                                ----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST

                                      EMERGING GROWTH FUND                  CORE GROWTH FUND
                                ---------------------------------   ---------------------------------
                                    FOR THE                             FOR THE
                                 PERIOD ENDED                        PERIOD ENDED
                                 SEPTEMBER 30,        FOR THE        SEPTEMBER 30,        FOR THE
                                     1996           YEAR ENDED           1996           YEAR ENDED
                                  (UNAUDITED)     MARCH 31, 1996      (UNAUDITED)     MARCH 31, 1996
                                ---------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $    (2,001,764)  $    (2,945,373)  $      (740,524)  $      (752,357)
  Net realized gain (loss)
    from security transactions
    and foreign exchange......       63,561,561        78,797,996        28,329,596        50,587,998
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................       12,427,523        91,635,716        20,550,277        52,583,826
                                ---------------------------------------------------------------------
      Net increase in net
        assets from
        operations............       73,987,320       167,488,339        48,139,349       102,419,467
                                ---------------------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...      151,775,458       107,044,506        72,503,285       113,757,799
  Withdrawals by partners.....     (201,906,649)     (161,495,614)      (42,543,081)      (79,489,585)
                                ---------------------------------------------------------------------
      Net increase (decrease)
        in net assets from
        transactions in
        interests.............      (50,131,191)      (54,451,108)       29,960,204        34,268,214
                                ---------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................       23,856,129       113,037,231        78,099,553       136,687,681
NET ASSETS
  BEGINNING OF PERIOD.........      584,086,382       471,049,151       420,542,603       283,854,922
                                ---------------------------------------------------------------------
  END OF PERIOD...............  $   607,942,511   $   584,086,382   $   498,642,156   $   420,542,603
                                ---------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                                          GOVERNMENT
                                      INCOME & GROWTH FUND                BALANCED GROWTH FUND            INCOME FUND
                                ---------------------------------   ---------------------------------   ---------------
                                    FOR THE                             FOR THE                             FOR THE
                                 PERIOD ENDED                        PERIOD ENDED                        PERIOD ENDED
                                 SEPTEMBER 30,        FOR THE        SEPTEMBER 30,        FOR THE        SEPTEMBER 30,
                                     1996           YEAR ENDED           1996           YEAR ENDED           1996
                                  (UNAUDITED)     MARCH 31, 1996      (UNAUDITED)     MARCH 31, 1996      (UNAUDITED)
                                ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $     1,949,624   $     4,142,172   $       331,094   $       638,909   $       135,591
  Net realized gain (loss)
    from security transactions
    and foreign exchange......        6,413,257        10,319,301         1,032,726         2,837,068          (134,140)
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................        1,520,523        10,732,341         1,059,501           742,010            38,130
                                ---------------------------------------------------------------------------------------
      Net increase in net
        assets from
        operations............        9,883,404        25,193,814         2,423,321         4,217,987            39,581
                                ---------------------------------------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...       14,602,221        15,608,507         4,474,202         4,914,004         3,928,620
  Withdrawals by partners.....      (15,975,050)      (35,130,807)       (3,582,391)       (7,102,941)       (1,946,278)
                                ---------------------------------------------------------------------------------------
      Net increase (decrease)
        in net assets from
        transactions in
        interests.............       (1,372,829)      (19,522,300)          891,811        (2,188,937)        1,982,342
                                ---------------------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................        8,510,575         5,671,514         3,315,132         2,029,050         2,021,923
NET ASSETS
  BEGINNING OF PERIOD.........      111,757,936       106,086,422        23,844,551        21,815,501         4,477,994
                                ---------------------------------------------------------------------------------------
  END OF PERIOD...............  $   120,268,511   $   111,757,936   $    27,159,683   $    23,844,551   $     6,499,917
                                ---------------------------------------------------------------------------------------


                                    FOR THE
                                  YEAR ENDED
                                MARCH 31, 1996

INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $       291,713
  Net realized gain (loss)
    from security transactions
    and foreign exchange......          363,388
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................         (175,424)

      Net increase in net
        assets from
        operations............          479,677

TRANSACTIONS IN INTERESTS
  Contributions by partners...        3,577,045
  Withdrawals by partners.....       (4,912,231)

      Net increase (decrease)
        in net assets from
        transactions in
        interests.............       (1,335,186)

      Total increase
        (decrease) in net
        assets................         (855,509)
NET ASSETS
  BEGINNING OF PERIOD.........        5,333,503

  END OF PERIOD...............  $     4,477,994


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST -- Continued

                                        MONEY MARKET FUND
                                ---------------------------------
                                    FOR THE
                                 PERIOD ENDED
                                 SEPTEMBER 30,        FOR THE
                                     1996           YEAR ENDED
                                  (UNAUDITED)     MARCH 31, 1996
                                ---------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $       159,201   $       200,767
  Net realized gain (loss)
    from security transactions
    and foreign exchange......              (46)             (325)
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................               --                --
                                ---------------------------------
      Net increase (decrease)
        in net assets from
        operations............          159,155           200,442
                                ---------------------------------
DISTRIBUTIONS TO PARTNERS
  Net investment income.......         (159,201)         (200,767)
                                ---------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...       96,795,508        22,265,784
  Withdrawals by partners.....      (85,732,043)      (22,108,039)
                                ---------------------------------
      Net increase (decrease)
        in net assets from
        transactions in
        interests.............       11,063,465           143,452
                                ---------------------------------
      Total increase
        (decrease) in net
        assets................       11,063,419           143,127
NET ASSETS
  BEGINNING OF PERIOD.........        3,173,847         3,030,720
                                ---------------------------------
  END OF PERIOD...............  $    14,237,266   $     3,173,847
                                ---------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                                           WORLDWIDE
                                     EMERGING COUNTRIES FUND            INTERNATIONAL GROWTH FUND         GROWTH FUND
                                ---------------------------------   ---------------------------------   ---------------
                                    FOR THE                             FOR THE                             FOR THE
                                 PERIOD ENDED                        PERIOD ENDED                        PERIOD ENDED
                                 SEPTEMBER 30,        FOR THE        SEPTEMBER 30,        FOR THE        SEPTEMBER 30,
                                     1996           YEAR ENDED           1996           YEAR ENDED           1996
                                  (UNAUDITED)     MARCH 31, 1996      (UNAUDITED)     MARCH 31, 1996      (UNAUDITED)
                                ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $        35,829   $        26,122   $       (56,782)  $        73,015   $       (56,782)
  Net realized gain (loss)
    from security transactions
    and foreign exchange......           88,893           (61,164)        7,253,840           259,455         7,253,840
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................        3,726,624         1,751,439          (124,779)        2,584,830          (124,779)
                                ---------------------------------------------------------------------------------------
      Net increase (decrease)
        in net assets from
        operations............        3,851,346         1,716,397         7,072,279         2,917,300         7,072,279
                                ---------------------------------------------------------------------------------------
DISTRIBUTIONS TO PARTNERS
  Net investment income.......               --                --                --                --                --
                                ---------------------------------------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...       39,571,901        16,175,253         6,500,703         6,044,445         6,500,703
  Withdrawals by partners.....       (1,894,608)       (1,272,742)      (13,157,561)       (2,768,514)      (13,157,561)
                                ---------------------------------------------------------------------------------------
      Net increase (decrease)
        in net assets from
        transactions in
        interests.............       37,677,293        14,902,511        (6,656,858)        3,275,931        (6,656,858)
                                ---------------------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................       41,528,639        16,618,908           415,421         6,193,231           415,421
NET ASSETS
  BEGINNING OF PERIOD.........       19,898,986         3,280,078        23,805,628        17,612,397       100,343,026
                                ---------------------------------------------------------------------------------------
  END OF PERIOD...............  $    61,427,625   $    19,898,986   $    45,086,579   $    23,805,628   $   100,758,447
                                ---------------------------------------------------------------------------------------


                                    FOR THE
                                  YEAR ENDED
                                MARCH 31, 1996

INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $       299,362
  Net realized gain (loss)
    from security transactions
    and foreign exchange......        9,015,557
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................        9,091,917

      Net increase (decrease)
        in net assets from
        operations............       18,406,836

DISTRIBUTIONS TO PARTNERS
  Net investment income.......               --

TRANSACTIONS IN INTERESTS
  Contributions by partners...       17,650,729
  Withdrawals by partners.....      (33,276,911)

      Net increase (decrease)
        in net assets from
        transactions in
        interests.............      (15,626,182)

      Total increase
        (decrease) in net
        assets................        2,780,654
NET ASSETS
  BEGINNING OF PERIOD.........       97,562,372

  END OF PERIOD...............  $   100,343,026


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS
-------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified, open-end management investment company organized as a Delaware business trust, is comprised of fifteen investment vehicles (each a "Fund" and collectively the "Funds") as of September 30, 1996. Up to five Portfolios of Nicholas-Applegate Mutual Funds have invested in the respective Funds of the Master Trust to achieve their investment objective.

  The investment objectives of the Funds are as follows:

  Emerging Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of U.S. companies with less than $500 million in market capitalization.

  Core Growth Fund seeks to maximize long-term capital appreciation through investment primarily in U.S. companies, generally over $500 million in total stock market value.

  Income & Growth Fund seeks to maximize total return through investment primarily in convertible and equity securities of U.S. companies.

  Balance Growth Fund seeks to provide a balance of long-term capital appreciation and current income by investing approximately 60% of its total assets in equity and convertible securities of primarily U.S. companies and 40% of its total assets in debt securities, money market instruments and other short-term investments.

  Government Income Fund seeks to maximize current income through investment primarily in intermediate-term debt securities of the U.S. government and its agencies and instrumentalities.

  Money Market Fund seeks to achieve a high level of current income consistent with preservation of capital and maintenance of liquidity through investment in investment grade securities with an average maturity of 90 days.

  Worldwide Growth Fund seeks to maximize long-term capital appreciation through investment primarily in growth stocks of U.S. and foreign companies.

  International Growth Fund seeks to maximize long-term capital appreciation through investment primariily in equity securities of non-U.S. companies.

  Emerging Countries Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of companies in developing countries of the world.

  Pursuant to Rule 24f-2 under the Investment Company Act, the Trust has elected to register an indefinite number of shares. The Trust commenced operations on April 19, 1993.

SECURITIES TRANSACTIONS

  Equity securities are valued at the last sale price (for exchange-listed securities) or the mean between the last bid and asked price (if lacking any sales and for over-the-counter securities). Debt securities generally are valued at the mean between the last bid and asked prices. Securities with 60 days or less remaining to maturity are valued on an amortized cost basis which approximates market value.

  Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Master Trust's Board of Trustees.

  Securities transactions are recognized on the trade date. Realized gains and losses from securities transactions are calculated using the first-in, first-out method. Dividend income is recognized on the ex-dividend date, and interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. The prospectus for Nicholas-Applegate

--------------------------------------------------------------------------------

-------------------------------------------------------------------
Mutual Funds describes each Portfolio's policies with respect to declaration and payment of dividends and distribution of capital gains.

FEDERAL INCOME TAXES

  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of a Fund will be deemed to have been "passed through" to the Portfolios.

DEFERRED ORGANIZATION COSTS

  Organization costs incurred by the Master Trust have been allocated to the various Funds based upon management's best estimate of the costs applicable to each Fund. These costs have been deferred and will be amortized over a period of 60 months from the date the Funds commenced operations.

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate") The advisory fee is computed daily for the Funds based upon the following percentages of each Fund's average daily net assets:

                        FIRST $500     NEXT $500    EXCESS OF
        FUND              MILLION       MILLION    $1 BILLION
---------------------  -------------  -----------  -----------
Emerging Growth
 Fund................        1.00%         1.00%        1.00%
Core Growth Fund.....        0.75%        0.675%        0.65%
Income & Growth
 Fund................        0.75%        0.675%        0.65%
Balanced Growth
 Fund................        0.75%        0.675%        0.65%
Government Income
 Fund................        0.40%         0.35%        0.35%
Money Market Fund....        0.25%       0.2275%      0.2275%
Emerging Countries
 Fund................        1.25%         1.25%        1.25%
International Growth
 Fund................        1.00%         0.90%        0.85%
Worldwide Growth
 Fund................        1.00%         0.90%        0.85%

  The cumulative unreimbursed amounts paid by Nicholas-Applegate on behalf of the Funds, during the period from inception (respectively) to September 30, 1996, are as follows:

                    FUND
---------------------------------------------
Income & Growth Fund.........................     $ 20,720
Balanced Growth Fund.........................      283,267
Government Income Fund.......................      303,447
Money Market Fund............................      328,948
Emerging Countries Fund......................      111,131
International Growth Fund....................      198,984
Worldwide Growth Fund........................      271,377

  Nicholas-Applegate advanced certain organization costs discussed in Note 1. As of September 30, 1996, the following Funds have amounts due to Nicholas-Applegate for organizational costs advanced:

Government Income Fund..............   $ 24,688
Money Market Fund...................     24,688

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

C. INVESTMENT TRANSACTIONS

  The aggregate purchases and sales of investment securities, other than short-term obligations, for the period ended September 30, 1996, were as follows (in 000's):

               FUND                  PURCHASES    SALES
-----------------------------------  ---------  ---------
Emerging Growth Fund...............    268,714    344,899
Core Growth Fund...................    281,890    248,636
Income & Growth Fund...............     87,859     84,911
Balanced Growth Fund...............     20,119     18,083
Government Income Fund.............      6,392      4,092
Emerging Countries Fund............     63,858     26,898
International Growth Fund..........     51,800     31,043
Worldwide Growth Fund..............     76,814     84,240

  At September 30, 1996, the net unrealized appreciation (depreciation) based on the cost of investments for Federal income tax purposes was as follows (in 000's):

                              GROSS         GROSS          NET
              TAX COST OF  UNREALIZED    UNREALIZED    UNREALIZED
    FUND      INVESTMENTS  APPRECIATION DEPRECIATION   APPRECIATION
------------  -----------  -----------  -------------  -----------
Emerging
 Growth
 Fund.......   $ 437,864    $ 182,579     $   9,521     $ 173,058
Core Growth
 Fund.......     392,204      115,777         6,473       109,304
Income &
 Growth
 Fund.......     104,554       16,211           425        15,786
Balanced
 Growth
 Fund.......      23,288        4,216           412         3,804
Government
 Income
 Fund.......       6,395           44            79           (35)
Money Market
 Fund.......      14,297           --            --            --
Emerging
 Countries
 Fund.......      57,350        7,307         2,204         5,103
International
 Growth
 Fund.......      41,613        4,656           980         3,676
Worldwide
 Growth
 Fund.......      85,009       16,885         1,873        15,012

D. OFF BALANCE SHEET RISKS

  The Nicholas-Applegate Mutual Funds' investment in foreign securities may entail risks due to the potential of political and economic instability in the countries where the securities are being offered. In addition, foreign exchange fluctuations could affect the value of positions held. It is the Master Trust's policy to continuously monitor its exposure to these risks.

--------------------------------------------------------------------------------

-------------------------------------------------------------------

E. SELECTED RATIO DATA

                                      RATIO OF       RATIO OF       RATIO OF NET
                                     EXPENSES TO    EXPENSES TO      INVESTMENT       RATIO OF NET
                                     AVERAGE NET    AVERAGE NET        INCOME          INVESTMENT
                                       ASSETS,        ASSETS,       (DEFICIT) TO    INCOME (DEFICIT)
                                        AFTER         BEFORE        AVERAGE NET      TO AVERAGE NET
                                       EXPENSE        EXPENSE      ASSETS, AFTER     ASSETS, BEFORE
                                     REIMBURSEMENTS REIMBURSEMENTS    EXPENSE           EXPENSE            PORTFOLIO
                                     (RECOUPMENT)  (RECOUPMENT)    REIMBURSEMENTS    REIMBURSEMENTS      TURNOVER RATE
------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH(2)
  For the period ended
    09/30/96*#.....................        1.10%           1.10%        (0.66%)            (0.66%)            46.42%
  For the year ended 03/31/96......        1.11%           1.11%        (0.57%)            (0.57%)           129.59%
  For the year ended 03/31/95......        1.12%           1.11%        (0.53%)            (0.52%)           100.46%
  For the period ended 03/31/94*...        1.12%           1.16%        (0.80%)            (0.84%)            50.51%
CORE GROWTH(3)
  For the period ended
    09/30/96*#.....................        0.87%           0.87%        (0.32%)            (0.32%)            57.67%
  For the year ended 03/31/96......        0.89%           0.89%        (0.22%)            (0.22%)           114.48%
  For the year ended 03/31/95......        0.89%           0.89%         0.05%              0.05%             98.09%
  For the period ended 03/31/94*...        0.92%           0.92%        (0.03%)            (0.03%)            84.84%
INCOME & GROWTH(3)
  For the period ended
    09/30/96*#.....................        0.95%           0.92%         3.45%              3.48%             77.49%
  For the year ended 03/31/96......        0.95%           0.94%         3.94%              3.94%            144.97%
  For the year ended 03/31/95......        0.93%           0.95%         4.37%              4.35%            125.51%
  For the period ended 03/31/94*...        0.94%           0.97%         3.51%              3.48%            177.52%
BALANCED GROWTH(3)
  For the period ended
    09/30/96*#.....................        0.95%           1.25%         2.59%              2.29%             73.43%
  For the year ended 03/31/96......        0.95%           1.37%         2.83%              2.37%            197.19%
  For the year ended 03/31/95......        0.95%           1.33%         2.13%              1.75%            110.40%
  For the period ended 03/31/94*...        0.94%           1.37%         1.93%              1.50%             85.43%
GOVERNMENT INCOME FUND(3)
  For the period ended
    09/30/96*#.....................        0.60%           2.59%         5.66%              3.66%             86.79%
  For the year ended 03/31/96......        0.60%           2.72%         6.12%              4.00%            190.47%
  For the year ended 03/31/95......        0.80%           2.21%         5.32%              3.91%            258.72%
  For the period ended 03/31/94*...        0.80%           2.80%         3.43%              1.43%            159.17%
MONEY MARKET FUND(3)
  For the period ended
    09/30/96*#.....................        0.45%           1.92%         4.97%              3.50%
  For the year ended 03/31/96......        0.45%           3.20%         5.34%              2.59%               n/a
  For the year ended 03/31/95......        0.31%           3.23%         4.61%              1.69%               n/a
  For the period ended 03/31/94*...        0.24%         151.02%         2.12%           (148.66%)              n/a
EMERGING COUNTRIES FUND(4)
  For the period ended
    09/30/96*#.....................        1.60%           1.60%         0.16%              0.17%             60.16%
  For the year ended 03/31/96......        1.60%           2.80%         0.30%             (0.90%)           118.21%
  For the period ended 03/31/95*...        1.60%           1.81%         1.73%              1.52%             60.79%
INTERNATIONAL GROWTH FUND(5).......
  For the period ended
    09/30/96*#.....................        1.35%           1.37%         0.05%              0.03%             82.38%
  For the year ended 03/31/96......        1.35%           1.98%         0.39%             (0.24%)           141.02%
  For the year ended 03/31/95......        1.35%           1.85%         0.24%             (0.26%)            74.88%
  For the period ended 03/31/94*...        1.35%           2.28%         0.41%             (0.52%)            23.71%
WORLDWIDE GROWTH FUND(3)
  For the period ended
    09/30/96*#.....................        1.20%           1.27%        (0.11%)            (0.19%)            78.42%
  For the year ended 03/31/96......        1.20%           1.26%         0.31%              0.25%            132.20%
  For the year ended 03/31/95......        1.20%           1.30%         0.24%              0.14%             98.54%
  For the period ended 03/31/94*...        1.20%           1.36%         0.01%             (0.15%)            95.09%


                                        BROKER
                                      COMMISSIONS
                                       PER SHARE
-----------------------------------
EMERGING GROWTH(2)
  For the period ended
    09/30/96*#.....................      $0.0551
  For the year ended 03/31/96......      $0.0523
  For the year ended 03/31/95......           --
  For the period ended 03/31/94*...           --
CORE GROWTH(3)
  For the period ended
    09/30/96*#.....................      $0.0567
  For the year ended 03/31/96......      $0.0593
  For the year ended 03/31/95......           --
  For the period ended 03/31/94*...           --
INCOME & GROWTH(3)
  For the period ended
    09/30/96*#.....................      $0.0569
  For the year ended 03/31/96......      $0.0597
  For the year ended 03/31/95......           --
  For the period ended 03/31/94*...           --
BALANCED GROWTH(3)
  For the period ended
    09/30/96*#.....................      $0.0593
  For the year ended 03/31/96......      $0.0594
  For the year ended 03/31/95......           --
  For the period ended 03/31/94*...           --
GOVERNMENT INCOME FUND(3)
  For the period ended
    09/30/96*#.....................           --
  For the year ended 03/31/96......           --
  For the year ended 03/31/95......           --
  For the period ended 03/31/94*...           --
MONEY MARKET FUND(3)
  For the period ended
    09/30/96*#.....................           --
  For the year ended 03/31/96......           --
  For the year ended 03/31/95......           --
  For the period ended 03/31/94*...           --
EMERGING COUNTRIES FUND(4)
  For the period ended
    09/30/96*#.....................      $0.0015
  For the year ended 03/31/96......      $0.0022
  For the period ended 03/31/95*...           --
INTERNATIONAL GROWTH FUND(5).......
  For the period ended
    09/30/96*#.....................      $0.0208
  For the year ended 03/31/96......      $0.0128
  For the year ended 03/31/95......           --
  For the period ended 03/31/94*...           --
WORLDWIDE GROWTH FUND(3)
  For the period ended
    09/30/96*#.....................      $0.0173
  For the year ended 03/31/96......      $0.0187
  For the year ended 03/31/95......           --
  For the period ended 03/31/94*...           --

-----------------

       (1) Commenced operations on July 12, 1995.
       (2) Commenced operations on October 1, 1993.
       (3) Commenced operations on April 19, 1993.
       (4) Commenced operations on November 28, 1994.
       (5) Commenced operations on January 3, 1994.
         * Annualized
         # Unaudited

--------------------------------------------------------------------------------

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

NICHOLAS|APPLEGATE-Registered Trademark- MUTUAL FUNDS
--------------------------------------------------------------------------------
600 West Broadway                                 BULK RATE
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800-551-8043                                       P A I D
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